UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

American Beacon Funds
American Beacon Select Funds
American Beacon Institutional Funds Trust

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

American Beacon Funds

American Beacon Select Funds
American Beacon Institutional Funds Trust
220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039

August 11, 2023

Dear Shareholder:

The enclosed proxy materials relate to a Special Joint Meeting of Shareholders (the “Meeting”) of American Beacon Funds (“Beacon Trust”), American Beacon Select Funds (“Select Trust”) and American Beacon Institutional Funds Trust (“Institutional Trust,” and together with Beacon Trust and Select Trust, the “Trusts”) to be held at the offices of the Trusts, 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039 at 2:00 p.m. Central Time on October 27, 2023. The Meeting will be held for shareholders of all operational series (“Funds”) of the Trusts to consider and vote on the proposals described below (“Proposals”).

Formal notice of the Meeting appears on the following pages and is followed by a Proxy Statement for the Meeting. Please review the attached Proxy Statement carefully and cast your vote on the Proposals. The Boards of Trustees of the Trusts (“Board”) recommend voting FOR each Proposal.

Proposal 1 - Approval of New Management Agreements for the Trusts

As discussed in more detail in the enclosed Proxy Statement, on July 11, 2023, (i) Resolute Investment Holdings, LLC (“RIH”), its indirect wholly-owned subsidiary, Resolute Investment Managers, Inc. (“RIM”), the parent company of American Beacon Advisors, Inc. (“Manager”), the Trusts’ investment manager, and certain of their affiliates, and (ii) the current owners of approximately 93% of RIH (“Current Ownership Group”), entered into a transaction agreement (“Transaction Agreement”) with certain creditors of RIM (“Lender Group”) to strengthen the capital structure of RIH, the indirect 100% owner of RIM and the Manager (together with RIH, “Resolute”). Pursuant to the Transaction Agreement, (i) all equity interests in RIH would be cancelled, (ii) new equity interests would be issued to members of the Lender Group (“New Ownership Group”), and (iii) the existing credit agreements between RIM and the Lender Group would be terminated and a new credit agreement would be executed (“Transaction”). The Transaction is expected to close in the fourth calendar quarter of 2023 (“Closing”).

Upon the Closing, the Manager will be wholly owned indirectly by the New Ownership Group, rather than by the Current Ownership Group. This change in control is deemed to be an “assignment” under the Investment Company Act of 1940 Act, as amended (“1940 Act”), of each Trust’s existing management agreement (“Current Management Agreement”) with the Manager. As required by the 1940 Act, each Trust’s Current Management Agreement provides for its automatic termination in the event of an assignment, and will, therefore, terminate upon the Closing.

To provide for continuity of management, the shareholders of each Fund are being asked to approve a new management agreement (collectively, the “New Management Agreements”) between the Manager and its Trust. Under the New Management Agreements, the Manager will provide the same investment management services to each Fund on substantially the same terms as under the Fund’s Current Management Agreement, though certain non-material changes have been made to update various provisions of the Current Management Agreement. The senior investment advisory personnel at the Manager who currently manage each Fund’s portfolio are expected to continue to do so after the Closing. The contractual fee rate schedule for each Fund under the New Management Agreement will be the same as the contractual fee rate schedule charged under the Current Management Agreement.

Proposal 2 - Approval of a New Investment Advisory Agreement for the (a) American Beacon Shapiro Equity Opportunities Fund, (b) American Beacon Shapiro SMID Cap Equity Fund, (c) American Beacon NIS Core Plus Bond Fund, and (d) American Beacon SSI Alternative Income Fund, as applicable

Under the Current Management Agreements, the Manager may retain sub-advisors to provide investment advisory services for all or a portion of a Fund’s assets. With respect to most Funds, the Manager and the Trusts have entered into investment advisory agreements (“Current Investment Advisory Agreements”) with one or more sub-advisors on behalf of those Funds. The Transaction, upon its Closing, will be deemed to be an “assignment” under the 1940 Act of each Current Investment Advisory Agreement, and each Current Investment Advisory Agreement will be deemed to have automatically terminated upon the Closing.

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission, the Manager is permitted to enter into new or modified investment advisory agreements with existing or new sub-advisors without approval of a Fund’s shareholders, subject to the approval of a Fund’s Board and certain other conditions. This exemptive order does not apply to Funds with sub-advisors that are affiliated persons (as defined in Section 2(a)(3) of the 1940 Act) with the Manager. The sub-advisors to the American Beacon Shapiro Equity Opportunities Fund and the American Beacon Shapiro SMID Cap Equity Fund (collectively, the “Shapiro Funds”), the American Beacon NIS Core Plus Bond Fund (“NIS Fund”), and the American Beacon SSI Alternative Income Fund (“SSI Fund”) are considered to be affiliated persons of the Manager because RIM owns a controlling interest in each firm. Therefore, shareholders of each of the Shapiro Funds, the NIS Fund, and the SSI Fund are being asked to approve a new investment advisory agreement (“New Affiliated Investment Advisory Agreement”) among the Manager, the Beacon Trust and, as applicable, Shapiro Capital Management LLC (“Shapiro”), National Investment Services of America, LLC (“NIS”) or SSI Investment Management LLC (“SSI”).

Upon the Closing, as indirect majority-owned subsidiaries of RIH, each of Shapiro, NIS and SSI will have undergone a change in control and will be majority owned indirectly by the New Ownership Group, rather than by the Current Ownership Group. Under each New Affiliated Investment Advisory Agreement, Shapiro, NIS, and SSI will provide the same investment advisory services to each applicable Fund as under each Fund’s Current Investment Advisory Agreements, though certain non-material changes have been made to update various provisions of the Current Investment Advisory Agreements. The same portfolio management personnel at Shapiro, NIS, and SSI who currently manage each applicable Fund’s portfolio are expected to continue to do so after the Closing and the contractual fee rate schedule under each New Affiliated Investment Advisory Agreement will be the same as the contractual fee rate schedule under the corresponding Current Investment Advisory Agreement.

Conclusion

The Proposals discussed above are contemplated in connection with the Transaction. If Proposals 1 and 2 are approved at the Meeting, and other conditions of the Transaction are satisfied or waived, it is expected that the New Management Agreements and New Affiliated Investment Advisory Agreements will become effective upon the Closing.

The Board has approved the Proposals identified above with respect to your Fund(s) and recommends that you vote “FOR” each of the Proposals on which you are being asked to vote.

Your vote is important no matter how many shares you own. Voting your shares now will allow you as a Fund shareholder to avoid the inconvenience of any follow-up mail or telephone solicitation for your vote. The attached Notice of Special Joint Meeting of Shareholders and Proxy Statement concerning the Meeting describe the matters to be considered at the Meeting. Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. If you have any questions about these materials, please call us at 866-434-5625.

Whether or not you plan to attend the Meeting, you may vote by proxy in any of the following ways:

1.	Internet — Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card(s). If this feature is used, you are giving authorization for another person to execute your proxies and there is no need to mail the proxy card(s).

2.	Telephone — Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free telephone number and required control number are printed on your enclosed proxy card(s). If this feature is used, you are giving authorization for another person to execute your proxies and there is no need to mail the proxy card(s).

3.	Mail — If you vote by mail, please indicate your vote on the enclosed proxy card(s), date and sign the card(s), and return the card(s) in the envelope provided. The envelope is addressed for your convenience and needs no postage if mailed in the United States.

Please return your proxy card(s) or follow the instructions in the enclosed materials to vote on-line or by telephone so that your vote will be counted.

Resolute will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement and the Meeting, including fees of proxy solicitation firms, accountants and attorneys, the fees and expenses incurred by the Funds in connection with the Transaction, and the meeting fees of the Board for meetings held in connection with the Transaction.

We look forward to receiving your proxy card(s) or your on-line or telephone instructions so that your shares may be voted at the Meeting. Thank you for your vote and for your continued investment in the Funds.

Sincerely,

Jeffrey K. Ringdahl

President

American Beacon Funds

American Beacon Select Funds

American Beacon Institutional Funds Trust

American Beacon Funds

American Beacon Select Funds
American Beacon Institutional Funds Trust
220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039

NOTICE OF A SPECIAL JOINT

MEETING OF SHAREHOLDERS

Dear Shareholder:

NOTICE IS HEREBY GIVEN that a Special Joint Meeting of Shareholders (the “Meeting”) of American Beacon Funds (“Beacon Trust”), American Beacon Select Funds (“Select Trust”) and American Beacon Institutional Funds Trust (“Institutional Trust,” and together with Beacon Trust and Select Trust, the “Trusts”) will be held at 2:00 p.m. Central Time on October 27, 2023, at the offices of the Trusts, 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. In connection with the Meeting, as a shareholder of one or more series (“Funds”) of the Trusts, you are asked to consider and act upon the following proposals (“Proposals”):

(1)	To approve new management agreements for the Trusts; and
(2)	For shareholders of the (a) American Beacon Shapiro Equity Opportunities Fund, (b) American Beacon Shapiro SMID Cap Equity Fund, (c) American Beacon NIS Core Plus Bond Fund, and (d) American Beacon SSI Alternative Income Fund, to approve a new investment advisory agreement for each Fund, as applicable.

The Boards of Trustees of the Trusts (“Board”) unanimously recommend that you vote in favor of each Proposal on which you are being asked to vote.

Shareholders will also be asked to transact any other business as may properly come before the Meeting.

You should read the accompanying Proxy Statement prior to completing your proxy card. Shareholders will also be asked to transact any other business as may properly come before the Meeting. Only holders of record at the close of business on July 31, 2023 (“Record Date”), of shares of beneficial interest of each affected Fund are entitled to receive notice of, and vote at, the Meeting and any adjournments thereof. If you owned shares in more than one Fund as of the Record Date, you may receive more than one proxy card. Please vote each proxy card you receive.

If you attend the Meeting, you may vote your shares in person. Whether or not you expect to attend the Meeting, please complete, date, sign and return promptly in the enclosed envelope the accompanying proxy card(s) being solicited by the Board. This is important to ensure a quorum at the Meeting. You also may return proxies by voting on-line or by telephone. Proxies may be revoked at any time before they are exercised by submitting to the Trust a written notice of revocation prior to the Meeting or a subsequently executed proxy or by attending the Meeting and voting in person. If you hold your shares through a financial intermediary and plan to vote at the meeting, or would like to revoke your proxy, please contact your financial intermediary to do so.

i

The Special Meeting of Shareholders of each Fund is a separate meeting, but these Special Meetings of Shareholders are being held jointly and are referred to herein together as the “Meeting,” and each such Special Meeting of Shareholders has a separate quorum and voting requirement with respect to each Fund.

YOUR VOTE IS IMPORTANT

Please return your proxy card(s) promptly.

You may think that your vote is not important, but it is. By law, the Meeting will have to be adjourned without conducting any business if a quorum is not present in person or represented by proxy at the Meeting. In that event, a Trust or a Fund, as applicable, would continue to solicit votes for a certain period of time in an attempt to achieve a quorum. Your vote could be critical in allowing each Trust and each Fund to hold the Meeting as scheduled, so please return your proxy card(s) immediately or vote on-line or by telephone.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on October 27, 2023, or any adjournment thereof. This Notice and the Proxy Statement are available on the Internet at https://www.americanbeaconfunds.com/202310shmtg.aspx. On this website, you will be able to access the Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

By Order of the Board of Trustees,

Rosemary K. Behan
Secretary

Irving, Texas

August 11, 2023

ii

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

It is important that you vote even if you sold your shares or closed your account after the July 31, 2023 Record Date.

Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card by mail in the postage-paid envelope provided. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted “FOR” the Proposals described above.

To avoid the inconvenience of further solicitations for your vote, please mail your proxy card promptly. If you receive a phone call from Computershare Inc., our proxy solicitor, please take a moment to answer the call and vote via the trained proxy specialists.

As an alternative to voting the proxy card by mail, you may vote by telephone, the Internet or in-person. To vote by telephone, please call the toll-free number listed on the proxy card. To vote on the Internet, please follow the instructions listed on the proxy card. Any shareholder proposal submitted to a vote at the Meeting may be voted only in person or by written proxy. If we have not received your voting instructions by September 8, 2023, we may contact you again for your vote.

Notice to Corporations and Partnerships: proxy cards submitted but not signed by the appropriate persons as set forth in the voting instructions on the proxy cards will not be voted.

iii

American Beacon Funds

American Beacon Select Funds

American Beacon Institutional Funds Trust
220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039

INFORMATION TO HELP YOU

UNDERSTAND AND VOTE ON THE

PROPOSALS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we also are providing the following brief overview of the proposals in the Proxy Statement (“Proposals”), in “Question and Answer” format, to help you understand and vote on the Proposals. Your vote is important. Please vote.

Q:         Why are you sending me this information?

A:	You are receiving these materials because, on July 31, 2023, you owned shares of one or more Funds and, as a result, have a right to vote on the Proposals.

Q:         Why am I being asked to vote on a new management agreement for my Fund?

A:	On July 11 2023, (i) Resolute Investment Holdings, LLC (“RIH”), its indirect wholly-owned subsidiary, Resolute Investment Managers, Inc. (“RIM”), the parent company of American Beacon Advisors, Inc. (“Manager”), the Trusts’ investment manager, and certain of their affiliates, and (ii) the current owners of approximately 93% of RIH (“Current Ownership Group”), entered into a transaction agreement (“Transaction Agreement”) with certain creditors of RIM (“Lender Group”) to strengthen the capital structure of RIH, the indirect 100% owner of RIM and the Manager (together with RIH, “Resolute”). Pursuant to the Transaction Agreement, (i) all equity interests in RIH would be cancelled, (ii) new RIH equity interests would be issued to members of the Lender Group (“New Ownership Group”), and (iii) the existing credit agreements between RIM and the Lender Group would be terminated and a new credit agreement would be executed (“Transaction”). The Transaction is expected to close in the fourth calendar quarter of 2023 (“Closing”).

Upon the Closing, the Manager will be wholly owned indirectly by the New Ownership Group, rather than by the Current Ownership Group. This change in control will be deemed to be an “assignment” under the Investment Company Act of 1940 Act, as amended (“1940 Act”), of each Trust’s existing management agreement (“Current Management Agreements”) with the Manager, on behalf of the Trust’s separate series (each, a “Fund”). As required by the 1940 Act, each Fund’s Current Management Agreement provides for its automatic termination in the event of an assignment, and will, therefore, terminate upon the Closing. To ensure that the management of your Fund can continue without any interruption and that the Manager can continue to provide your Fund with the same investment management services at the same contractual fee rates, we are seeking your approval of a new agreement between each Trust, on behalf of its Funds, and the Manager (“New Management Agreements”).

Q:	Why are shareholders of the (a) American Beacon Shapiro Equity Opportunities Fund, (b) American Beacon Shapiro SMID Cap Equity Fund (collectively, the “Shapiro Funds”), (c) American Beacon NIS Core Plus Bond Fund (“NIS Fund”), and (d) American Beacon SSI Alternative Income Fund (“SSI Fund”) being asked to vote on a new investment advisory agreement for their Funds?
A:	Under the Current Management Agreements, the Manager may retain sub-advisors to provide investment advisory services for all or a portion of the assets of a Fund. With respect to most Funds, the Manager and the Trusts have entered into investment advisory agreements (“Current Investment Advisory Agreements”) with one or more sub-advisors on behalf of those Funds. The Transaction, upon its Closing, will be deemed to be an “assignment” under the 1940 Act of each Current Investment Advisory Agreement and each Current Investment Advisory Agreement will be deemed to have automatically terminated upon the Closing.

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission, the Manager is permitted to enter into new or modified sub-advisory agreements with existing or new sub-advisors without approval of a Fund’s shareholders, subject to the approval of a Fund’s Board of Trustees (“Board”) and certain other conditions. This exemptive order does not apply to the sub-advisors that are affiliated persons (as defined in Section 2(a)(3) of the 1940 Act) with the Manager. The sub-advisors to the Shapiro Funds, NIS Fund, and SSI Fund are considered to be affiliated persons of the Manager because RIM owns a controlling interest in each firm. Therefore, shareholders of the Shapiro Funds, NIS Fund, and SSI Fund are being asked to approve a new investment advisory agreement (“New Affiliated Investment Advisory Agreement”) among the Manager, American Beacon Funds and, as applicable, Shapiro Capital Management LLC ("Shapiro"), National Investment Services of America, LLC ("NIS") or SSI Investment Management LLC ("SSI"), to ensure that the management of the Shapiro Funds, NIS Fund, and SSI Fund can continue without interruption and at the same contractual fee rates.

Upon the Closing, as indirect majority-owned subsidiaries of RIH, each of Shapiro, NIS and SSI will have undergone a change in control and will be majority owned indirectly by the New Ownership Group, rather than by the Current Ownership Group.

Q:        Will the portfolio manager of my Fund change?

A:	No. The Manager has advised the Board that the Manager does not anticipate any change in any Fund’s portfolio managers in connection with the Transaction. The Manager’s and sub-advisors’ key personnel performing or overseeing the Funds’ investment programs will not change as a result of the Transaction. However, there can be no assurance that any particular employee of the Manager or a sub-advisor will choose to remain with the Manager or the sub-advisor before or after the Closing.

Q:        Will my Fund’s name change?

A:	No. Your Fund’s name will not change.
Q:	Will the management fee rate payable by my Fund increase under the New Management Agreement?
A:	No. The fee rates payable under your Fund’s New Management Agreement will not increase from the Current Management Agreement. In addition, if your Fund currently has a contractual fee waiver/expense reimbursement agreement in place with the Manager, the expense caps in place pursuant to that agreement will continue for two years from the date of the Closing and can be changed only with the approval of the Fund’s Board.
Q:	Will the advisory fee rate payable by the Shapiro Funds, NIS Fund, or SSI Fund increase under the applicable New Affiliated Investment Advisory Agreement?
A:	No. The fee rate payable under each New Affiliated Investment Advisory Agreement will not increase from the fee rate payable under the applicable Current Investment Advisory Agreement.
Q:	How does the New Management Agreement differ from the Current Management Agreement?
A:	No changes are being proposed to the level of management services provided to any Fund by the Manager, and the New Management Agreement is substantively the same as the Current Management Agreement. As proposed, however, each Fund’s New Management Agreement will include certain non-material changes to update various provisions of the Current Management Agreement. The fee rate currently charged to each Fund under the Current Management Agreement will be exactly the same as the fee rate to be charged under the New Management Agreement. In addition, if your Fund currently has a contractual fee waiver/expense reimbursement agreement in place with the Manager, the expense caps in place pursuant to that agreement will continue for two years from the date of the Closing and can be changed only with the approval of the Funds’ Board.
Q:	How do the New Affiliated Investment Advisory Agreements differ from the Current Investment Advisory Agreements?
A:	No changes are being proposed to the level of advisory services provided to the Shapiro Funds, NIS Fund, and SSI Fund, and each New Affiliated Investment Advisory Agreement is substantively the same as the corresponding Current Investment Advisory Agreement. As proposed, however, each New Affiliated Investment Advisory Agreement will include certain non-material changes to update various provisions of the applicable Current Investment Advisory Agreement. The fee rate charged to each of the Shapiro Funds, NIS Fund, and SSI Fund under the corresponding New Affiliated Investment Advisory Agreement will be exactly the same as the fee rate charged under the Current Investment Advisory Agreement.

Q:	If the Proposals are approved, when will the New Management Agreement and New Affiliated Investment Advisory Agreements take effect?
A:	If Proposals 1 and 2 are approved, they will become effective upon the Closing. In order for the Closing to occur, certain other conditions described in the Proxy Statement must be satisfied. If all necessary conditions to the Closing are satisfied (or waived), the Closing is expected to occur in the fourth calendar quarter of 2023. If the Proposals are not approved, or any of the other conditions to the Closing are not satisfied (and are not waived), the Transaction will not be consummated, the Current Management Agreement and Current Investment Advisory Agreements will remain in place. If the shareholders of one or more of the Funds do not approve Proposal 1, the Board will consider further actions, which may include additional solicitation.
Q:	Will my Fund pay for the Proxy Statement and related costs?
A:	No. Resolute will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement and the Meeting, including fees of proxy solicitation firms, accountants and attorneys, the fees and expenses incurred by the Funds in connection with the Transaction, and the meeting fees of the Board for meetings held in connection with the Transaction. The Manager has retained Computershare Inc. to assist in the distribution of proxy material and the solicitation and tabulation of voting results at a cost that is estimated to be approximately $6.1 million.

Q:         How does the Board recommend that I vote with respect to each Proposal?

A:	After careful consideration, the Board recommends that you vote FOR each of the Proposals.

Q:         Was I supposed to receive more than one proxy card?

A:	If you own shares of more than one Fund, you may have received more than one proxy card. Please vote each proxy card you receive. If you only own shares of one Fund, you should only have received one proxy card.

Q:         How do I vote my shares?

A:	Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card by mail in the postage-paid envelope provided. As an alternative to voting by returning the signed and dated proxy card by mail, you may vote by telephone, the Internet or in person. To vote by telephone or the Internet, please follow the instructions listed on the proxy card. If you will attend the Meeting and vote in person, please let us know by calling 866-434-5625.

Q:         Whom should I call for additional information about the Proxy Statement?

A:	If you have any questions about any Proposal or need assistance voting your shares, please call 866-434-5625.

American Beacon Funds

American Beacon Select Funds

American Beacon Institutional Funds Trust
220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039

PROXY STATEMENT

Special Joint Meeting of Shareholders to be Held on October 27, 2023

This Proxy Statement is being furnished to the shareholders of the separate series (“Funds”) of American Beacon Funds (“Beacon Trust”), American Beacon Select Funds (“Select Trust”) and American Beacon Institutional Funds Trust (“Institutional Trust,” and together with Beacon Trust and Select Trust, the “Trusts”) in connection with the solicitation of proxies by, and on behalf of, the Boards of Trustees of the Trusts to be used at a Special Joint Meeting of Shareholders of the Funds and any adjournments thereof (the “Meeting”). The Meeting will be held at 2:00 p.m. Central Time on October 27, 2023, at the offices of the Trusts at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. American Beacon Advisors, Inc. (the “Manager”), located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, serves as manager and administrator to each Trust. The purpose of the Meeting is to consider and act on certain proposals as set forth in the accompanying Notice of a Special Joint Meeting of Shareholders (“Notice”) and below. Distribution of this Proxy Statement and proxy card(s) to shareholders is scheduled to begin on or about August 18, 2023. This Proxy Statement and proxy card(s) also will be available at https://www.americanbeaconfunds.com/202310shmtg.aspx on or about August 18, 2023.

The Funds that comprise the Beacon Trust, Select Trust and Institutional Trust whose shareholders are being asked to vote at the meeting, and their fiscal year ends, are set forth below:

Beacon Trust
Fund	Fiscal Year End
American Beacon Developing World Income Fund American Beacon NIS Core Plus Bond Fund	January 31

American Beacon ARK Transformational Innovation Fund

American Beacon Shapiro Equity Opportunities Fund

American Beacon Shapiro SMID Cap Equity Fund

American Beacon SSI Alternative Income Fund

American Beacon TwentyFour Strategic Income Fund

American Beacon TwentyFour Sustainable Short Term Bond Fund

June 30
American Beacon FEAC Floating Rate Income Fund American Beacon The London Company Income Equity Fund American Beacon SiM High Yield Opportunities Fund	August 31

American Beacon Balanced Fund

American Beacon EAM International Small Cap Fund

American Beacon Garcia Hamilton Quality Bond Fund

American Beacon International Equity Fund

American Beacon Large Cap Value Fund

American Beacon Small Cap Value Fund

October 31

Beacon Trust
Fund	Fiscal Year End

American Beacon AHL Managed Futures Strategy Fund

American Beacon AHL TargetRisk Fund

American Beacon Bridgeway Large Cap Value Fund

American Beacon Bridgeway Large Cap Growth Fund

American Beacon Stephens Mid-Cap Growth Fund

American Beacon Stephens Small Cap Growth Fund

December 31

Select Trust
Fund	Fiscal Year End
American Beacon U.S. Government Money Market Select Fund	December 31

Institutional Trust
Fund	Fiscal Year End
American Beacon Diversified Fund	October 31

Summarized below are Proposal 1 and Proposal 2 (collectively, the “Proposals”), which the shareholders of each Fund entitled to vote at the Meeting are being asked to consider:

Which Proposal Affects My Fund?
All Funds	Proposal 1: To approve new management agreements for the Trusts.
American Beacon Shapiro Equity Opportunities Fund American Beacon Shapiro SMID Cap Equity Fund American Beacon NIS Core Plus Bond Fund American Beacon SSI Alternative Income Fund	Proposal 2: To approve a new investment advisory agreement for the (a) American Beacon Shapiro Equity Opportunities Fund, (b) American Beacon Shapiro SMID Cap Equity Fund, (c) American Beacon NIS Core Plus Bond Fund, and (d) American Beacon SSI Alternative Income Fund, as applicable.

Shareholders will also be asked to transact any other business as may properly come before the Meeting.

The Beacon Trust and Select Trust are organized as Massachusetts business trusts and the Institutional Trust is organized as a Delaware statutory trust. Each Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trusts’

shares of beneficial interest are referred to as “shares,” and the holders of the shares are referred to as “shareholders.” Each Trust has a Board of Trustees comprised of the same members. The Trusts’ Boards of Trustees may be referred to collectively herein as the “Board” and its members may be referred to herein as “Trustees.”

Shareholders of record as of the close of business on July 31, 2023 (the “Record Date”) are entitled to vote at the Meeting. Additional information regarding outstanding shares, voting your proxy card(s) and attending the Meeting is included at the end of this Proxy Statement in the section titled “Voting Information.”

This Proxy Statement, which you should read and retain for future reference, contains important information regarding the Proposals that you should know before voting. Additional information about the Trusts has been filed with the SEC and is available upon oral or written request.

The Trusts will furnish, without charge, a copy of their annual reports and most recent semi-annual reports succeeding the annual report, if any, to a shareholder upon request. Shareholders may request copies of a Trust’s annual and/or semi-annual reports, free of charge, by writing to the Trusts at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, attn.: Terri L. McKinney, or by calling 800-658-5811, option 1. These reports are also available online at www.americanbeaconfunds.com/reports.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on October 27, 2023, or any adjournment thereof. The Notice and this Proxy Statement are available on the Internet at https://www.americanbeaconfunds.com/202310shmtg.aspx. On this website, you will be able to access the Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

TABLE OF CONTENTS

OVERVIEW	5
Background Information	5
Additional Information Regarding the New Ownership Group	5
Proposal 1: Approval of New Management Agreements for the Trusts	6
Proposal 2: Approval of New Investment Advisory Agreement for the (a) American Beacon Shapiro Equity Opportunities Fund, (b) American Beacon Shapiro SMID Cap Equity Fund, (c) American Beacon NIS Core Plus Bond Fund and (d) American Beacon SSI Alternative Income Fund, as applicable	7
PROPOSAL 1 APPROVAL OF NEW MANAGEMENT AGREEMENTS FOR THE TRUSTS	8
Description of the Current and New Agreements	8
The Current Management Agreements	8
The New Management Agreements	9
Additional Fee Information	10
Board Considerations	11
PROPOSAL 2 APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT FOR THE (A) AMERICAN BEACON SHAPIRO EQUITY OPPORTUNITIES FUND, (B) AMERICAN BEACON SHAPIRO SMID CAP EQUITY FUND, (C) AMERICAN BEACON NIS CORE PLUS BOND FUND, AND (D) AMERICAN BEACON SSI ALTERNATIVE INCOME FUND, AS APPLICABLE	17
Description of the Current and New Agreements	17
The Current Affiliated Investment Advisory Agreements	17
The New Affiliated Investment Advisory Agreements	18
Information About the Sub-Advisors	18
Additional Fee Information	19
Board Considerations	20
VOTING INFORMATION	21
Solicitations	21
Voting, Quorum Requirement and Adjournments	21
“Householding”	22
How Proxies Will Be Voted	22
Required Vote	23
PRINCIPAL UNDERWRITER	23
SHAREHOLDER PROPOSALS	24
OTHER BUSINESS	24
SHAREHOLDER REPORTS	24
APPENDIX A: SHARES OF BENEFICIAL INTEREST AND DOLLAR VALUE	A-1
APPENDIX B: OWNERSHIP OF FUND SHARES	B-1
APPENDIX C: OFFICERS OF THE TRUSTS, AND DIRECTORS AND OFFICERS OF THE MANAGER AND AFFILIATED SUB-ADVISORS	C-1
APPENDIX D: FORM OF NEW MANAGEMENT AGREEMENTS AND NEW AFFILIATED INVESTMENT ADVISORY AGREEMENTS	D-1
APPENDIX E: CURRENT MANAGEMENT AGREEMENTS COMPENSATION AND PAYMENTS	E-1
APPENDIX F: CURRENT AFFILIATED INVESTMENT ADVISORY AGREEMENTS COMPENSATION AND PAYMENTS	F-1
APPENDIX G: BOARD CONSIDERATIONS FROM MAY 16 AND JUNE 7, 2023	G-1

OVERVIEW

Background Information

The Manager, the Trusts’ investment manager, is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”). RIM is a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., which is, in turn, a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”) (collectively, the “Resolute Entities”). RIH is majority owned by Kelso Investment Associates VIII, L.P. and KEP VI, LLC, investment funds affiliated with Kelso & Company, L.P. (“Kelso”), a private equity firm, as well as other minority owners with non-controlling interests (“Current Ownership Group”). On July 11, 2023, the Resolute Entities and the Current Ownership Group entered into a transaction agreement (“Transaction Agreement”) with certain creditors of RIM (“Lender Group”) pursuant to which (i) all equity interests in RIH would be cancelled, (ii) new RIH equity interests would be issued to members of the Lender Group, and (iii) the existing credit agreements between RIM and the Lender Group would be terminated and a new credit agreement would be executed (“Transaction”). The Transaction is intended to strengthen the capital structure of RIH, the indirect 100% owner of RIM and the Manager, and facilitate the continued operation and growth of Resolute’s business, including the Funds.

The Lender Group consists of various institutional investment funds (“New Ownership Group”) that are managed by financial institutions and other investment advisory firms. The Manager, RIM, and RIH are collectively referred to herein as “Resolute.” The address of Kelso and its investment funds is 299 Park Avenue, 30th Floor, New York, NY 10171. The address of the New Ownership Group will be 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039.

Upon the closing of the Transaction (“Closing”), the Manager will be wholly owned indirectly by the New Ownership Group, rather than by the Current Ownership Group. The New Ownership Group will collectively control 100% of the Manager after the Closing, excluding the consideration of ownership by certain members of Resolute management. This change in control will be deemed to be an “assignment” under the 1940 Act of the existing investment management agreements (collectively, the “Current Management Agreements”) between the Manager and each Trust, on behalf of its Funds, and any existing investment advisory agreements among the Manager, a sub-advisor and a Trust, on behalf of a Fund (collectively, the “Current Investment Advisory Agreements”). As required by the 1940 Act, each Fund’s Current Management Agreement and Current Investment Advisory Agreement, if any, provides for its automatic termination in the event of an assignment, and each will, therefore, terminate upon the Closing.

Additional Information Regarding the New Ownership Group

As described above, the New Ownership Group is expected to be comprised of various institutional investment funds that are managed by financial institutions and other investment advisory firms. Immediately after the Closing, no member of the New Ownership Group will own ten percent or more of the outstanding equity interests of RIH (or equity interests in a successor entity to RIH). Accordingly, no member of the New Ownership Group will be deemed to directly or indirectly “control” the Manager, as such term is defined under the 1940 Act. As of the mailing of this Proxy Statement, the governance structure to be employed by the New Ownership Group with respect to its management of RIM has yet to be finalized. However, the terms of the Transaction Agreement provide that, similar to its current governance structure, (i) RIH will be managed by a board of managers; (ii) certain members of the New Ownership Group will have the authority to appoint members of the RIH board of managers; however, no individual member of the New Ownership Group will have the authority to appoint members comprising 25% or more of the members of the RIH board of managers; (iii) two or more of the five members of the RIH board of managers are expected to be “independent” of the members of the New Ownership Group and their respective related management organizations; and (iv) the chief executive officer of the Manager, who is currently a member of the RIH board, will remain a member of the RIH board following the Closing of the Transaction. Therefore, RIH, and indirectly the Manager, is expected to be solely controlled by its board operating collectively.

Proposal 1: Approval of New Management Agreements for the Trusts

To provide for the continuity of management for the Funds, shareholders of each Fund are being asked to approve a new management agreement (collectively, the “New Management Agreements”) between the Manager and its Trust. Under the New Management Agreements, the Manager will provide the same investment management services to each Fund on substantially the same terms as under the Fund’s Current Management Agreement, though certain non-material changes have been made to update various provisions of the Current Management Agreement. The contractual fee rate schedule for each Fund under the applicable New Management Agreement will be the same as the contractual fee rate schedule charged under the respective Current Management Agreement. If approved by the shareholders of the Funds, the New Management Agreements will become effective upon the Closing. The Manager and the New Ownership Group anticipate that the Closing will occur in the fourth calendar quarter of 2023.

Upon the Closing, the New Ownership Group will indirectly control the Manager. The Manager and New Ownership Group currently do not anticipate any changes to the organization or structure of the Funds, to the service providers or to the fee rates under the Current Management Agreement. In addition, the senior investment advisory personnel at the Manager that currently manage the Funds and the Manager’s key personnel performing or overseeing the Funds’ investment programs are expected to continue to manage the Funds after the Closing. However, there can be no assurance that these personnel will choose to remain employed by the Manager before or after the Closing. The Manager and the Funds will continue to operate under their existing names. Potential benefits to the Funds as a result of the Transaction and Resolute’s strengthened capital structure include the New Ownership Group’s intention to support the continuity and stability of the Manager as well as the continued growth of the Manager’s mutual fund business through product development and distribution of Fund shares. Any resulting growth of Fund assets may produce economies of scale that could benefit shareholders of the Funds.

Proposal 2: Approval of New Investment Advisory Agreement for the (a) American Beacon Shapiro Equity Opportunities Fund, (b) American Beacon Shapiro SMID Cap Equity Fund, (c) American Beacon NIS Core Plus Bond Fund and (d) American Beacon SSI Alternative Income Fund, as applicable

Under the Current Management Agreements, the Manager may retain sub-advisors to provide investment advisory services for all or a portion of the assets of a Fund. With respect to most Funds, the Manager and the Trusts have entered into the Current Investment Advisory Agreements with one or more sub-advisors on behalf of those Funds. The Transaction, upon its closing, will be deemed to be an “assignment” under the 1940 Act of each Current Investment Advisory Agreement, and each Current Investment Advisory Agreement will be deemed to have automatically terminated upon the Closing. Accordingly, the Trusts, on behalf of their respective Funds, and the Manager will enter into a new investment advisory agreement (“New Investment Advisory Agreements”) with each sub-advisor. If approved by the shareholders of the Funds, the New Investment Advisory Agreements will become effective upon the Closing.

Pursuant to an exemptive order issued by the SEC, the Manager is permitted to enter into new or modified investment advisory agreements with existing or new sub-advisors without approval of a Fund’s shareholders, subject to the approval of a Fund’s Board and certain other conditions. This exemptive order does not apply to each of the American Beacon Shapiro Equity Opportunities Fund and the American Beacon Shapiro SMID Cap Equity Fund (collectively, the “Shapiro Funds”), the American Beacon NIS Core Plus Bond Fund (“NIS Fund”), and the American Beacon SSI Alternative Income Fund (the “SSI Fund”), because it does not apply to sub-advisors that are “affiliated persons” (as defined in Section 2(a)(3) of the 1940 Act) of a Trust, a Fund, or of the Manager (other than solely by reason of serving as a sub-advisor to a Fund). Each of Shapiro Capital Management LLC (“Shapiro”), the sub-advisor for the Shapiro Funds, National Investment Services of America, LLC (“NIS”), the sub-advisor for the NIS Fund, and SSI Investment Management LLC (“SSI”), the sub-advisor for the SSI Fund, are considered to be such affiliated persons of the Manager because RIM owns a controlling interest in each firm. Therefore, shareholders of each of the Shapiro Funds, the NIS Fund, and the SSI Fund are being asked to approve a New Investment Advisory Agreement (“New Affiliated Investment Advisory Agreement”) with the sub-advisor to each Fund.

Upon the Closing, as indirect majority-owned subsidiaries of RIH, each of Shapiro, NIS and SSI will be majority owned indirectly by the New Ownership Group, rather than by the Current Ownership Group. Under each New Affiliated Investment Advisory Agreement, Shapiro, NIS and SSI (each, an “Affiliated Sub-Advisor”) will provide the same investment advisory services to each applicable Fund as under each Fund’s current investment sub-advisory agreement (“Current Affiliated Investment Advisory Agreement”), though certain non-material changes have been made to update various provisions of the Current Affiliated Investment Advisory Agreement. The contractual fee rate schedule under the New Affiliated Investment Advisory Agreement will be the same as the contractual fee rate schedule under the Current Investment Advisory Agreement and the same portfolio management personnel at each Affiliated Sub-Advisor who currently manage each Fund’s portfolio are expected to continue to do so after the Closing. However, there can be no assurance that these personnel will choose to remain employed by each sub-advisor before or after the Closing.

PROPOSAL 1

APPROVAL OF NEW MANAGEMENT

AGREEMENTS FOR THE TRUSTS

Shareholders of each Fund are being asked to approve the New Management Agreement between the Manager and its Trust. As described above, each Fund’s Current Management Agreement will be deemed to have automatically terminated upon the Closing based upon relevant law and contractual provisions. Therefore, approval of the New Management Agreements is sought so that the operation of each Fund can continue without interruption.

Description of the Current and New Agreements

Each Trust has entered into a Current Management Agreement with the Manager for the provision of investment management services. The Beacon Trust and the Select Trust have entered into one Current Management Agreement with the Manager and the Institutional Trust has entered into a separate Current Management Agreement with the Manager. At a meeting held on July 12, 2023, the Manager proposed, and the Board approved, the New Management Agreements for all Funds. The New Management Agreements incorporate all material provisions of the Current Management Agreements and include certain non-material changes. The current and proposed fee rates payable under the Current Management Agreements and the New Management Agreements are the same. In addition, for those Funds that currently have a contractual fee waiver/expense reimbursement agreement with the Manager, the fee waiver/expense reimbursement arrangements will continue for two years from the date of the Closing and can be changed only with the approval of the Funds’ Board.

The Current Management Agreements

The Manager currently serves as the Funds’ investment manager under the Current Management Agreements. Under the Current Management Agreements, the Manager provides a continuous investment program for each Fund and may delegate certain of those duties to an investment sub-advisor. The services provided by the Manager are not exclusive, and the Manager is free to furnish similar services to others. The Current Management Agreements initially were approved by the Board for a term of two years and have been approved annually thereafter in accordance with the requirements of the 1940 Act.

The Board, including the Trustees who are not “interested persons” of the Trusts as defined in the 1940 Act (“Independent Trustees”), last approved the Current Management Agreements on June 7, 2023. Other than the Funds, the Manager does not serve as an investment adviser or sub-advisor to any registered investment company which has investment objective(s) and strategies similar to the investment objective(s) and strategies of any of the Funds. Set forth in Appendix E are (i) the dates of the Current Management Agreements, (ii) the date when the Current Management Agreements were last submitted to a vote of shareholders of each Fund, and the purpose of such submission, (iii) the rate of compensation payable under the Current Management Agreements; and (iv) the aggregate amount of each Fund’s advisory fees during its last fiscal year.

The New Management Agreements

The New Management Agreements would require the Manager to provide the same investment advisory services required by the Current Management Agreements. The fee rates charged for advisory services, which are set forth in Appendix E, are not changing. A form of each New Management Agreement is included in Appendix D. The description of the New Management Agreements in this Proxy Statement is qualified in its entirety by reference to the New Management Agreements in Appendix D.

Both the Current Management Agreements and New Management Agreements provide that the Manager is responsible for supervising and managing each Fund’s investments and effecting each Fund’s portfolio transactions. The agreements include the same standard of care and indemnification provisions. In addition, the compensation for advisory services under these agreements is the same. The New Management Agreements include language clarifying the sources of income and other proceeds from securities lending on which the Manager may be entitled to compensation. The description of such compensation from both the Current Management Agreements and New Management Agreements is included below:

Current Management Agreements

As compensation for services provided by the Manager in connection with securities lending activities of each Fund of a Trust, a lending Fund shall pay to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers as well as related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 10% of such loan fees.

New Management Agreements

As compensation for services provided by the Manager in connection with securities lending activities of each Fund of a Trust, a lending Fund shall pay to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly investment income (the income earned in the form of interest, dividends and realized capital gains from the investment of cash collateral, plus any negative rebate fees paid by borrowers, less the rebate amount paid to borrowers as well as related expenses) and, with respect to collateral other than cash, a fee up to 10% of loan fees and demand premiums paid by borrowers.

These changes will have no impact on the fees that the Manager collects for its securities lending services.

The Funds’ operating expenses are not expected to change as a result of the approval of the New Management Agreements.

Additional Fee Information

The Manager provides both investment management and administrative services to the Trusts pursuant to the Current Management Agreements. The administrative services that the Manager provides to the Trusts include, among others, selecting and supervising the necessary service companies to conduct certain operations of each Trust, maintaining or supervising the maintenance of all internal bookkeeping, accounting and auditing services and records, assisting the Trusts in complying with applicable securities, tax and other laws and regulations, administering the Funds’ interfund lending facility and lines of credit as needed, developing and implementing pricing and fair valuation procedures, arranging for the preparation and periodic updating of various regulatory filings, including prospectuses, statements of additional information and shareholder reports, and preparing or overseeing the preparation of material relating to meetings of the Board and its committees. The Manager does not receive an additional fee for providing these services.

The aggregate fees received by the Manager from each Fund for providing investment management and administrative services pursuant to the Current Management Agreements during the Fund’s last fiscal year are set forth in Appendix E. The Manager will continue to provide administrative services to the Funds under the New Management Agreements if Proposal 1 is approved by shareholders.

Each of the Affiliated Sub-Advisors, which serve as sub-advisors to certain of the Funds, are considered to be affiliated persons of the Manager because RIM owns a controlling interest in each firm. Set forth in Appendix F is the aggregate amount of each applicable Fund’s sub-advisory fees during its last fiscal year. The Affiliated Sub-Advisors will continue to provide these services to the applicable Funds under the New Affiliated Investment Advisory Agreements if Proposal 2 is approved by shareholders of the applicable Funds.

Resolute Investment Distributors, Inc. (“RID” or “Distributor”) is the distributor and principal underwriter of the shares of the Beacon Trust and Select Trust. The Institutional Trust does not have a principal underwriter as shares of the Institutional Trust are offered only in private placement transactions that do not involve a public offering within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D (including Rule 506) thereunder. RID, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority. The Distributor is an affiliated person of the Manager because RID and the Manager are both wholly-owned by RIM.

Under a Distribution Agreement with the Beacon Trust and Select Trust, the Distributor serves as the distributor and principal underwriter of the Beacon Trust and Select Trust in connection with the continuous offering of shares of their Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Funds’ shares. Pursuant to the Distribution Agreement, to the extent applicable, the Distributor receives, and may re-allow to broker-dealers, all or a portion of the sales charge paid by the purchasers of A Class and C Class shares. For A Class and C Class shares, the Distributor receives commission revenue consisting of the portion of the A Class and C Class sales charge remaining after the allowances by the Distributor to the broker-dealers. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution-related expenses. The aggregate sales charges paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charge (“CDSC”) paid to, or retained by, the Distributor on the redemption of shares, and the 12b-1 distribution fees paid to the Distributor, for the last fiscal year of the applicable Funds are set forth in Appendix E.

The Distribution Agreement also will terminate upon the Closing. The Board has approved a new Distribution Agreement among RID, the Beacon Trust and the Select Trust, which will take effect upon the Closing. The terms of the new Distribution Agreement are substantially the same as the terms of the Distribution Agreement. Accordingly, RID will provide the same distribution services to the Funds under the new Distribution Agreement as under the Distribution Agreement.

Board Considerations

Evaluation of the Transaction and Effect on the Funds

The Board met by videoconference on July 7, 2023 and in-person on July 12, 2023 (“July Meetings”), to discuss the Transaction and consider the effect that the Transaction would have on the Funds. In addition, the Board received various information from the Manager regarding the intended purposes and framework of the Transaction at its meetings in-person on February 28–March 1, 2023 (“March Meeting”) and June 6–7, 2023 and by videoconference on May 16, 2023 (“May-June Meetings”). Following the March Meeting, the Board designated an ad hoc special committee (“Committee”) to meet with representatives of the Manager and receive updates on the negotiations and, as appropriate, to provide input with respect to the process. Throughout this process, the Board (including all of the Independent Trustees) and the Committee were advised by independent legal counsel and received guidance concerning, among other matters, the Board’s responsibilities in connection with their consideration of the New Management Agreements and New Affiliated Investment Advisory Agreements (collectively, the “New Agreements”).

In advance of the July Meetings, the Board requested and received detailed information from the Manager regarding the Transaction and the New Agreements. Based on the process undertaken and the considerations weighed by the Board during the July Meetings and in connection with the Board’s renewal of the Current Management Agreements and Current Affiliated Investment Advisory Agreements (“Current Agreements”) at the May-June Meetings, the Board approved the New Agreements with respect to each Fund. At the same time, the Board unanimously recommended that shareholders approve the New Agreements for each Fund.

In connection with the Transaction, the Board reviewed materials furnished by the Manager, which had been reviewed, as applicable, by representatives of the New Ownership Group and met with senior representatives of the Manager regarding the Transaction. The Board also reviewed the material terms of the Transaction and considered its possible effects on the Funds and their shareholders. During these meetings, representatives of the Manager indicated their belief that the Transaction would not adversely affect: (1) the continued operation of the Funds; (2) the capabilities of the key personnel of the Manager who currently manage the Funds to continue to provide services to the Funds at the current levels; and (3) the capabilities of the Affiliated Sub-Advisors to provide the same level of services to the Funds.

In evaluating the New Management Agreements, the Trustees considered that they generally have been satisfied with the nature and quality of the services provided to the Funds by the Manager, including investment advisory and administrative services, and that the Funds would be best served by an arrangement that appeared likely to maintain the continuity and stability of these services. Accordingly, the Board considered information communicated by the Manager regarding the anticipated benefits of the substantially strengthened capital structure of Resolute that would result from the Transaction, and the related positive anticipated impact on the Manager’s resources available for future staffing, compensation, and staff retention. The Manager’s representatives also indicated that they believe that the Transaction best facilitates continuity of management and view such continuity as beneficial to the long-term success of the Funds, but also indicated that there could be no assurance of any particular benefits that may result.

In connection with the Board’s recommendation that shareholders of each Fund approve the New Agreements, the Trustees considered, among other information, the following factors as they relate to the Transaction:

(1)	The manner in which each Fund’s assets are managed will not change as a result of the Transaction, and the same people who currently manage the Fund’s assets are expected to continue to do so after the Transaction;

(2)	The fee rates payable by each Fund under the New Agreements are the same as the fee rates payable under the Current Agreements (a schedule of those fee rates is included as Schedule A to each New Agreement in Appendix D);

(3)	With respect to those Funds that currently have contractual fee waiver/expense reimbursement agreements, the Manager’s commitment to maintaining those agreements to ensure that Fund shareholders do not face an increase in expenses for a period of two years following the consummation of the Transaction;

(4)	The New Agreements are identical in all material respects to the Current Agreements;

(5)	The Manager’s personnel who will provide management services to the Funds are not expected to change and the commitment of the New Ownership Group to retain key personnel currently employed by the Manager who currently provide services to the Funds;

(6)	The Affiliated Sub-Advisor personnel who will provide advisory services to the Shapiro Funds, the NIS Fund or the SSI Fund are not expected to change;

(7)	Resolute’s substantially strengthened capital structure following the Closing, which would enable Resolute to continue to provide the Manager with the financial resources necessary to continue to operate and grow the Funds;

(8)	The anticipated governance structure to be employed in the management of RIM and that following the Transaction the Manager is expected to maintain continuity of management, a similar degree of operational autonomy and its current culture of compliance;

(9)	The various measures in place and/or prepared to be employed to address any potential impact of the Transaction on the Manager’s business, including its day-to-day operations;

(10)	The anticipated absence of any adverse impact of the Transaction on the Funds’ sub-advisors and other key service providers;

(11)	The alignment of the strategic business objectives of the New Ownership Group with regard to its investment in the Manager and the Manager’s activities with respect to the Trusts, which objectives are consistent with the Manager’s current objectives;

(12)	Fund shareholders will not bear any costs in connection with the Transaction, inasmuch as Manager and, indirectly, the New Ownership Group will bear the costs, fees and expenses incurred by the Funds in connection with the Transaction, the Proxy Statement, the fees and expenses of accountants and attorneys relating to the Transaction, including the Proxy Statement, and fees and expenses of the Board and the Committee for meetings held in connection with the Transaction; and

(13)	The Funds may realize benefits as a result of the Transaction, including that the Transaction is expected to maintain continuity of management of the Funds and may reduce the potential vulnerability to changes in control of the Manager that could be adverse to the Funds’ interests and affect the retention of key employees providing services to the Funds.

Board Considerations Regarding the New Agreements

At its May-June Meetings, the Board considered and, at its June 7, 2023 meeting, approved, the renewal of the Current Agreements. Thereafter, at its July Meetings, the Board considered and, at its July 12, 2023 meeting, approved, the New Agreements, pursuant to which the Manager and the sub-advisors, including the Affiliated Sub-advisors, would provide the same services to the Funds upon the Closing as they had been providing under the Current Agreements.

In considering whether to approve the New Agreements, the Board focused on the effect that the Transaction was expected to have on the Manager and the Funds. The Trustees considered that they had requested and evaluated the information relevant to the renewal of the Current Management Agreement at their May-June Meetings. The Manager represented to the Board that there had been no material changes or developments relating to the Manager or any of the sub-advisors, including the Affiliated Sub-Advisors, since the May-June Meetings, or any initial approval of the Investment Advisory Agreements that were not part of the annual renewal process, other than the changes or developments subsequently reported to the Board. In light of the proximity of the Board’s consideration of the renewal or approval of the Current Agreements, and the Board’s due diligence review in connection with the Transaction, the Trustees determined that it was not necessary to repeat certain aspects of the review conducted in connection with the approvals made the prior month.

In connection with the July Meetings, the Trustees requested and received certain information relevant to the Board’s consideration of the New Agreements, in writing and during discussions with representatives of the Manager, including:

•	a description of the Transaction, the effect of the Transaction on the Manager, the Trusts and the Board, and any proposed changes to the Trusts, their service providers, their fee structures, fee waiver/expense reimbursement arrangements, and other information;

•	confirmation that the Transaction would not have any material impact on the principal activities, personnel, or services provided to the Funds by the Manager;

•	information regarding Resolute’s capital structure after the Transaction, including confirmation that Resolute’s financial condition would not raise concerns that the Manager would be unable to continue providing the same scope and quality of services to the Funds;

•	information regarding the planned governance structure of Resolute after the Closing, including the extent to which the New Ownership Group is expected to be involved in the Manager’s day-to-day operations;

•	information regarding any current affiliations between members of the New Ownership Group and the Manager and the monitoring for any future affiliations that may occur after the Transaction;

•	representations regarding the New Ownership Group’s intention to provide ongoing support of the Manager’s current strategic business plans after the Transaction;

•	confirmation that the Transaction would not have any material impact on the Manager’s compliance activities or the resources available to the Funds’ Chief Compliance Officer;

•	confirmation that the New Agreements would not have any material changes as compared to the Current Agreements;

•	confirmation that the Transaction would not have any material impact on distribution or marketing efforts and strategies for the Funds;

•	confirmation that neither the New Ownership Group nor the Manager anticipated proposing any changes to the membership of the Board;

•	information regarding the composition of and relatively disperse nature of New Ownership Group, such that no individual member of the New Ownership Group would be deemed to control the Manager immediately following the Transaction;

•	information regarding the current and anticipated equity ownership and investment of management personnel in Resolute; and

•	verification of the continuation of the Manager’s insurance coverage after the Closing.

Provided below is an overview of certain factors the Board considered at its July Meetings. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the New Agreements, and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of investment advisory contracts, such as the New Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the New Agreements was in the best interests of the Funds and their shareholders.

In determining whether to approve the New Agreements, the Trustees considered the best interests of each Fund separately. In each instance, the Board considered its review of the Current Agreements at the May-June Meetings, and the information received in connection with the July Meetings with respect to, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each sub-advisor for a Fund; (3) the profits, if any, earned by the Manager and those sub-advisors that are affiliated with the Manager or have certain other business relationships with the Manager’s affiliates, in rendering services to the Funds; (4) comparisons of services and fee rates with contracts entered into by the Manager or a sub-advisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from its relationship with a Fund. The Board’s considerations and conclusions from the May-June Meetings are included as Appendix G.

Nature, Extent and Quality of the Services to be Provided

With respect to the approval of the New Agreements, the Board considered representations by the Manager that the Transaction was not expected to result in any adverse impact or changes to: the personnel involved in the management of the Funds at the Manager or the Affiliated Sub-Advisors; the services provided to the Funds by the Manager or the Affiliated Sub-Advisors; the Manager’s oversight of sub-advisors; the Manager’s allocation of assets to and among sub-advisors; the Manager’s compliance activities or the resources available to the Trusts’ Chief Compliance Officer; or the Funds’ service providers or sub-advisors.

The Board also considered the Manager’s representation that there had been no material changes or developments regarding the Manager or any sub-advisor since the Board’s consideration of the Current Agreements at the May-June Meetings that had not previously been reported to the Board. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager was appropriate for each Fund and, thus, determined to approve the New Agreements for each Fund.

Investment Performance

The Board considered its review of the comparative information regarding each Fund’s investment performance relative to its benchmark index(es) and peer group in connection with the renewal of the Current Agreements. The Board also considered the performance reports provided by the Manager in advance of the July Meetings, and the Manager’s representations that it generally was satisfied with the performance of the sub-advisors.

Costs of the Services to be Provided to the Funds and the Projected Profits to be Realized by the Manager from its Relationship with the Funds

In analyzing the cost of services and profitability of the Manager and Affiliated Sub-Advisors, the Board considered that the Transaction would result in no changes to the fees charged to the Funds or the Manager’s fee waiver/expense reimbursement arrangements currently in place with respect to each Fund. The Board noted that there had been no material changes in this regard since its consideration of the Current Agreements at the May-June Meetings, and in connection with the commencement of the New Agreements, the Manager had agreed to maintain the current fee waiver/expense reimbursement levels for a period of two years with respect to all Funds that currently have such arrangements. Based on the foregoing information and the factors discussed in Appendix G, the Board concluded that the profitability levels were reasonable in light of the services performed by the Manager.

Economies of Scale

In considering the reasonableness of the management fees, the Board considered that the Funds would pay the same fee rates to the Manager and the Affiliated Sub-Advisors under the New Agreements as the Funds pay under the Current Agreements. Based on the foregoing information and the factors discussed in Appendix G, the Board concluded that the Manager’s and Affiliated Sub-Advisors’ fee schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived by the Manager from Relationship With the Funds

The Board considered that the “fall-out” or ancillary benefits that accrue to the Manager and/or the sub-advisors as a result of their relationships with the Funds would not change as a result of the Transaction. Based on the foregoing information and the factors discussed in Appendix G, the Board concluded that the potential benefits accruing to the Manager and the Affiliated Sub-Advisors under the New Agreements by virtue of the Manager’s and Affiliated Sub-Advisors’ relationships with the Funds appear to be fair and reasonable.

The Board has determined that recommending approval of the New Management Agreements is in the best interest of each Fund and its shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS

THAT SHAREHOLDERS VOTE “FOR”

PROPOSAL 1

PROPOSAL 2

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT FOR THE (A) AMERICAN BEACON SHAPIRO EQUITY OPPORTUNITIES FUND, (B) AMERICAN BEACON SHAPIRO SMID CAP EQUITY FUND, (C) AMERICAN BEACON NIS CORE PLUS BOND FUND, AND (D) AMERICAN BEACON SSI ALTERNATIVE INCOME FUND, AS APPLICABLE

Shareholders of the Shapiro Funds, NIS Fund, and SSI Fund (in this proposal, each a “Fund” and collectively the “Funds”) are being asked to approve the New Affiliated Investment Advisory Agreements among the Manager, the Beacon Trust, on behalf of the applicable Fund, and the corresponding sub-advisor. As described above, each of the Current Affiliated Investment Advisory Agreements will be deemed to have automatically terminated upon the Closing based upon relevant law and contractual provisions. Therefore, approval of the New Affiliated Investment Advisory Agreements is sought so that the operation of each Fund can continue without interruption.

Description of the Current and New Agreements

Each Fund has entered into a Current Investment Advisory Agreement among the Beacon Trust, on behalf of the Fund, the Manager and each Affiliated Sub-Advisor, as applicable, pursuant to which the sub-advisor provides investment advisory services to each applicable Fund. At a meeting held on July 12, 2023, the Manager proposed, and the Board approved, the New Affiliated Investment Advisory Agreements for the Funds. The New Affiliated Investment Advisory Agreements incorporate all material provisions of the Current Affiliated Investment Advisory Agreements and include certain non-material changes. The current and proposed fee rates payable under each Current Affiliated Investment Advisory Agreement and the respective New Affiliated Investment Advisory Agreement are the same.

The Current Affiliated Investment Advisory Agreements

Under each Current Affiliated Investment Advisory Agreement, the applicable sub-advisor manages a Fund’s assets pursuant to its continuous investment program, subject to the Manager’s oversight.

The Current Affiliated Investment Advisory Agreement with respect to the Shapiro Funds, dated September 5, 2017, was approved by a vote of the sole initial shareholder of the Shapiro Funds on September 12, 2017. The Current Affiliated Investment Advisory Agreement with respect to the NIS Fund, dated August 21, 2020, was approved by a vote of the sole initial shareholder of the NIS Fund on September 10, 2020. The Current Affiliated Investment Advisory Agreement with respect to the SSI Fund, dated May 31, 2019, was approved by a vote of the sole initial shareholder of the SSI Fund on May 17, 2019. The Current Affiliated Investment Advisory Agreements initially were approved by the Board for a term of two years and have been approved annually thereafter in accordance with the requirements of the 1940 Act. The Board, including the Trustees who are not “interested persons” of the Trusts as defined in the 1940 Act, last approved the Current Affiliated Investment Advisory Agreements on June 7, 2023. Set forth in Appendix F are (i) the rate of compensation payable to each sub-advisor under the applicable Current Investment Advisory Agreements and (ii) the aggregate amount of each Fund’s sub-advisory fees during its last fiscal year. Shapiro and NIS do not serve as an investment adviser or sub-advisor to any registered investment company which has investment objective(s) and strategies similar to the investment objective(s) and strategies of the Shapiro Funds and NIS Fund, respectively. SSI serves as a sub-advisor to a portion of one registered investment company with investment objectives and strategies similar to those of the SSI Fund. Information regarding this fund is included in Appendix F.

The New Affiliated Investment Advisory Agreements

The New Affiliated Investment Advisory Agreements would require each sub-advisor to provide the same investment advisory services required by the Current Investment Advisory Agreements. The fee rates charged for advisory services, which are set forth in Appendix F, are not changing. A form of each New Affiliated Investment Advisory Agreement is included in Appendix D. The description of the New Affiliated Investment Advisory Agreements in this Proxy Statement is qualified in its entirety by reference to the New Affiliated Investment Advisory Agreements in Appendix D.

The Current Investment Advisory Agreements and New Affiliated Investment Advisory Agreements provide that the sub-advisor is responsible for continuously reviewing, supervising, and administering each applicable Fund’s investment program, including effecting portfolio transactions. These agreements include the same standard of care and indemnification provisions. In addition, the compensation for advisory services under these agreements is the same.

No Fund’s operating expenses are expected to change as a result of the approval of the applicable New Affiliated Investment Advisory Agreement.

Information About the Sub-Advisors

Shapiro is a registered investment adviser and is an investment sub-advisor for the American Beacon Shapiro SMID Cap Equity Fund and American Beacon Shapiro Equity Opportunities Fund. The principal address of Shapiro is 3060 Peachtree Road NW #1555, Atlanta, GA 30305. Shapiro is a majority-owned subsidiary of RIM. RIM is a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., which is, in turn, a wholly-owned subsidiary of RIH. RIH is majority owned by Kelso Investment Associates VIII, L.P. and KEP VI, LLC, investment funds affiliated with Kelso, a private equity firm, as well as other minority owners with non-controlling interests. Shapiro was founded in 1990. Information as to the officers and directors of Shapiro, who are expected to continue in those roles after the Closing, is included in Appendix C.

SSI is a registered investment adviser and is the investment sub-advisor for the American Beacon SSI Alternative Income Fund. The principal address of SSI is 2211 Avenue of the Stars, Suite 2050, Los Angeles, CA 90067. SSI is a majority-owned subsidiary of RIM. RIM is a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., which is, in turn, a wholly-owned subsidiary of RIH. RIH is majority owned by Kelso Investment Associates VIII, L.P. and KEP VI, LLC, investment funds affiliated with Kelso, a private equity firm, as well as other minority owners with non-controlling interests. Team SSI LLC, located at 2211 Avenue of the Stars, Suite 2050, Los Angeles, CA 90067, also owns of record greater than 25% of SSI. Information as to the officers and directors of SSI, who are expected to continue in those roles after the Closing, is included in Appendix C.

NIS is a registered investment adviser and is an investment sub-advisor for the American Beacon NIS Core Plus Bond Fund. The principal address of NIS is 777 E. Wisconsin Avenue, Suite 2350, Milwaukee, WI 53202. NIS is a majority-owned subsidiary of RIM. RIM is a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., which is, in turn, a wholly-owned subsidiary of RIH. RIH is majority owned by Kelso Investment Associates VIII, L.P. and KEP VI, LLC, investment funds affiliated with Kelso, a private equity firm, as well as other minority owners with non-controlling interests. Information as to the officers and directors of NIS, who are expected to continue in those roles after the Closing, is included in Appendix C.

Additional Fee Information

The Manager, which is affiliated with each of the Affiliated Sub-Advisors through common ownership, provides both investment management and administrative services to the Trusts pursuant to the Current Management Agreements. These services are described in Proposal 1. The aggregate fees received by the Manager from each Fund for providing investment management and administrative services pursuant to the Current Management Agreements during the Fund’s last fiscal year are set forth in Appendix E. The Manager will continue to provide these services to the Funds under the New Management Agreements if Proposal 2 is approved by shareholders.

RID is the distributor and principal underwriter of the shares of the Beacon Trust and Select Trust. The Institutional Trust does not have a principal underwriter as shares of the Institutional Trust are offered only in private placement transactions that do not involve a public offering within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D (including Rule 506) thereunder. RID provides the services described in Proposal 1. The aggregate sales charges paid to, or retained by, the Distributor from the sale of shares and the CDSC paid to, or retained by, the Distributor on the redemption of shares, and the 12b-1 distribution fees paid to the Distributor, for the last fiscal year of the applicable Funds are set forth in Appendix E. The Distribution Agreement also will terminate upon the Closing. The Board has approved a new Distribution Agreement among RID, the Beacon Trust and the Select Trust, which will take effect upon the Closing. The terms of the new Distribution Agreement are substantially the same as the terms of the Distribution Agreement. Accordingly, RID will provide the same distribution services to the Funds under the new Distribution Agreement as under the Distribution Agreement.

Board Considerations

The Board’s considerations with respect to the approval of the New Affiliated Investment Advisory Agreements is discussed in the “Board Considerations” section in Proposal 1.

The Board has determined that recommending approval of the New Affiliated Investment Advisory Agreements is in the best interest of each Fund and its shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS

THAT SHAREHOLDERS VOTE “FOR”

PROPOSAL 2

VOTING INFORMATION

Solicitations

The solicitation of proxies will be made primarily by distribution of the Notice and this Proxy Statement, but also may be solicited by telephone, fax, personal interview, electronic mail, electronic communications or other communications by the proxy solicitor and/or employees of the Manager and its affiliates and the Trusts, who will not receive any compensation from the Trusts for such solicitation. The Manager has retained Computershare Inc. to assist in the distribution of proxy material and the solicitation and tabulation of voting results at a cost that is estimated to be approximately $6.1 million. Resolute will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement and the Meeting, including the costs of printing and mailing the Proxy Statement, and soliciting proxies; the fees and expenses of accountants and attorneys relating to the Transaction and Proxy Statement; the fees and expenses incurred by the Funds in connection with the Transaction; and the meeting fees of the Board for meetings held in connection with the Transaction.

Voting, Quorum Requirement and Adjournments

Shareholders of record on July 31, 2023 are entitled to be present and to vote at the Meeting. Shareholders of each Fund are entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) as to any matter on which the shareholder is entitled to vote, and each fractional dollar amount shall be entitled to a proportionate fractional vote. Votes cast by proxy or in person by a shareholder at the Meeting will be counted by persons appointed as inspectors of election for the Meeting.

Regardless of the class of shares they own, shareholders of each Fund will vote separately as a single class on Proposal 1. Shareholders of each of the Shapiro Funds, the NIS Fund, and the SSI Fund will vote as a single class on the approval of Proposal 2 with respect to their Fund(s), separately from shareholders of the other Funds. If you are a shareholder of more than one Fund, you will vote separately with respect to each Fund in which you hold shares.

With respect to each Proposal, shareholders of at least one-third of the net asset value (in dollars) of each Fund’s shares entitled to vote on the Record Date, represented in person or by proxy, constitute a quorum. Such a quorum must be present for the transaction of business with respect to each Proposal. In the absence of a quorum, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the Proposals are not received, the Meeting chair may adjourn the meeting or the persons named as proxies may propose one or more adjournments of the Meeting by vote to permit further solicitation of proxies. In the absence of a quorum, such adjournment by vote requires the affirmative vote of a majority of the net asset value (in dollars) present in person or by proxy and entitled to be cast. If a quorum is present but sufficient votes to approve any of the Proposals are not received, such adjournment by vote requires the affirmative vote of a majority of the net asset value (in dollars) cast in person or by proxy. In either event, the persons named as proxies will vote those proxies that they are entitled to vote FOR any such Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such Proposal against such adjournment. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for such Proposal and it is otherwise appropriate.

Abstentions and broker non-votes (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) will be counted as present for purposes of determining whether a quorum is present but will not be voted FOR or AGAINST any adjournment or Proposal. Therefore, abstentions and broker non-votes will have no effect on the outcome of a vote on adjournment and will effectively be a vote AGAINST Proposals 1 and 2 for that Fund.

Broker-dealer firms holding Fund shares in “street name” for the benefit of their clients will request the instructions of such clients on how to vote their shares on the Proposals before the Meeting. Under New York Stock Exchange rules, broker-dealer firms may, without instructions, give a proxy to vote on routine matters if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. However, for non-routine matters, including the approval of the New Management Agreement and New Affiliated Investment Advisory Agreements, a broker-dealer may not authorize any proxy without instructions from the client. As there are no proposals on which broker-dealer firms may vote in their discretion on behalf of their clients pursuant to applicable New York Stock Exchange rules, the Trust does not expect to receive any broker non-votes.

“Householding”

One copy of this Proxy Statement may be delivered to multiple shareholders who share a single address, unless the Trusts have previously received contrary instructions from one or more of the shareholders. If you would like to obtain additional copies of this Proxy Statement for each such shareholder, or a copy of any Fund’s most recent annual or semi-annual report to shareholders, free of charge, or would like to receive separate copies for each shareholder in the future, please write to the Trusts at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, attn: Terri L. McKinney, or call 866-434-5625, and such copies will be provided promptly. If you received a Proxy Statement for each shareholder at your address and would like to receive a single copy in the future, please contact the Manager as instructed above.

How Proxies Will Be Voted

Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting. The individuals named as proxies on the enclosed proxy cards will vote in accordance with your directions as indicated thereon if your proxy card is received and has been properly executed. If your proxy card is properly executed and you give no voting instructions, your shares will be voted FOR the Proposals described in this Proxy Statement.

The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting. However, if the Funds have received a shareholder proposal to be presented to shareholders at the Meeting within a reasonable time before the proxy solicitation is made, the duly appointed proxies do not have discretionary authority to vote upon such proposals. You may revoke your proxy card at any time prior to its exercise by giving a later-dated proxy card, by written notice revoking your initial proxy prior to the Meeting, or by attending and voting in person at the Meeting. Any letter of revocation or later-dated proxy card must be received by the Trusts at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, attn: Chairman, prior to the Meeting. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

The number of shares of each class of each Fund issued and outstanding, and the dollar value of these shares, as of the Record Date is included in Appendix A. A list of shareholders who owned of record five percent (5%) or more of the shares of a class of a Fund as of the Record Date is included in Appendix B, as well as information regarding Trustee and officer ownership of Fund shares. The executive officers and Trustees, as a group, owned more than one percent of the outstanding shares of certain classes of certain Funds as of the Record Date. Information regarding such ownership is included in Appendix B. To the knowledge of the Manager, the executive officers and Trustees, as a group, owned less than one percent of the outstanding shares of all other classes of the Funds as of the Record Date. Information regarding the executive officers of the Trusts, and the directors and officers of the Manager and each Affiliated Sub-Advisor, including information regarding their interest in the Transaction, is set forth in Appendix C. In addition, the Manager has no knowledge of any purchases or sales exceeding 1% of any class of the outstanding securities of the Manager or its parent companies, or subsidiaries of either, by any Trustees, or nominees for election as Trustees, of the Funds since the beginning of the Funds’ most recent fiscal years ended August 31, October 31 and December 31, 2022, and January 31, and June 30, 2023. The Trusts will request broker-dealers, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons.

Required Vote

Approval of Proposals 1 and 2 with respect to each Fund requires the affirmative vote of the holders of a “majority of the outstanding voting securities” as such term is defined in the 1940 Act (“Investment Company Act Majority”) of that Fund entitled to vote on such Proposals. For that purpose, an Investment Company Act Majority of a Fund means the lesser of either (1) the affirmative vote of 67% or more of the shares of such Fund present or represented by proxy at the Meeting if the holders of more than 50% of the outstanding Fund shares are present or represented by proxy, or (2) the affirmative vote of the holders of more than 50% of the outstanding shares of such Fund.

PRINCIPAL UNDERWRITER

Resolute Investment Distributors, Inc., located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, serves as the principal underwriter for the Beacon Trust and the Select Trust. The Institutional Trust does not have a principal underwriter as shares of the Institutional Trust are offered only in private placement transactions that do not involve a public offering within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D (including Rule 506) thereunder.

SHAREHOLDER PROPOSALS

The Trusts are not required to hold annual meetings of shareholders and do not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to their Fund at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, attn: Terri McKinney, so as to be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will not necessarily be included in a Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws. In addition, the Trusts are each required to convene a special shareholders’ meeting for the purpose of removing one or more Trustees upon written request for such a meeting by their respective shareholders representing at least ten percent of the net asset value (in dollars) of the outstanding shares entitled to vote.

OTHER BUSINESS

The Manager knows of no business to be presented to the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment and in the best interests of the Funds.

SHAREHOLDER REPORTS

The Trusts’ most recent Annual and Semi-Annual Reports have previously been sent to shareholders and may be obtained without charge by going to www.americanbeaconfunds.com/reports, calling toll-free 800-658-5811, option 1 or by writing to the Trusts at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039.

Dated: August 11, 2023

APPENDIX A

SHARES OF BENEFICIAL INTEREST AND DOLLAR VALUE
(As of July 31, 2023)

Beacon Trust
AMERICAN BEACON AHL MANAGED FUTURES STRATEGY FUND	A Class	C Class	Investor Class	R5 Class	Y Class
Outstanding Shares	14,515,432.46	3,739,634.75	5,428,602.76	57,161,380.30	269,177,038.80
Dollar Value	$145,589,787.56	$35,975,286.33	$54,557,457.75	$587,618,989.41	$2,748,297,566.20

AMERICAN BEACON AHL TARGETRISK FUND	A Class	C Class	Investor Class	R5 Class	Y Class
Outstanding Shares	304,100.36	961,825.83	711,180.06	2,616,503.12	29,268,045.22
Dollar Value	$3,214,340.76	$10,031,843.40	$7,552,732.21	$27,918,088.26	$312,290,042.33

AMERICAN BEACON ARK TRANSFORMATIONAL INNOVATION FUND	A Class	C Class	Investor Class	R5 Class	R6 Class	Y Class
Outstanding Shares	1,796,661.64	1,050,469.81	5,346,230.12	393,255.40	67,129.30	14,383,390.97
Dollar Value	$24,218,998.92	$13,719,135.74	$72,227,568.95	$5,434,789.68	$925,713.02	$197,483,958.01

AMERICAN BEACON BALANCED FUND	A Class	Advisor Class	C Class	Investor Class	R5 Class	Y Class
Outstanding Shares	1,251,311.71	77,792.70	1,235,231.26	4,777,535.13	808,726.60	2,013,323.52
Dollar Value	$14,365,058.48	$994,190.67	$14,427,501.16	$55,084,980.14	$11,419,219.56	$28,709,993.35

AMERICAN BEACON BRIDGEWAY LARGE CAP GROWTH FUND	A Class	C Class	Investor Class	R5 Class	R6 Class	Y Class
Outstanding Shares	49,360.99	36,902.60	2,878,597.58	2,840,971.36	382,079.51	31,112.70
Dollar Value	$1,388,524.69	$948,765.52	$80,428,016.41	$82,132,481.92	$11,091,768.04	$892,001.13

AMERICAN BEACON BRIDGEWAY LARGE CAP VALUE FUND	A Class	C Class	Investor Class	R5 Class	R6 Class	Y Class
Outstanding Shares	834,540.58	791,841.77	2,450,623.46	5,252,710.56	947,918.73	4,451,572.61
Dollar Value	$20,813,442.00	$18,893,344.76	$61,535,154.95	$133,156,212.89	$24,001,302.35	$112,268,661.14

AMERICAN BEACON DEVELOPING WORLD INCOME FUND	A Class	C Class	Investor Class	R5 Class	Y Class
Outstanding Shares	415,440.14	1,187,512.51	5,542,222.37	6,391,592.16	52,133,995.58
Dollar Value	$2,899,772.16	$8,241,336.84	$38,684,712.16	$44,677,229.29	$364,416,629.04

AMERICAN BEACON EAM INTERNATIONAL SMALL CAP FUND	Investor Class	R5 Class	Y Class
Outstanding Shares	4,092,051.76	205,958.50	4,097,166.78
Dollar Value	$70,833,416.11	$3,552,784.10	$70,512,240.38
A-1

AMERICAN BEACON FEAC FLOATING RATE INCOME FUND	A Class	C Class	Investor Class	R5 Class	SP Class	Y Class
Outstanding Shares	1,850,959.19	1,697,434.27	2,390,862.63	4,051,828.32	5,748.81	14,907,780.80
Dollar Value	$15,140,846.12	$13,935,935.38	$19,485,530.46	$33,143,955.63	$48,404.94	$121,796,569.17

AMERICAN BEACON GARCIA HAMILTON QUALITY BOND FUND	Investor Class	R5 Class	R6 Class	Y Class
Outstanding Shares	103,410.58	4,246,154.94	24,054,898.51	6,831,004.63
Dollar Value	$895,535.60	$36,814,163.32	$208,315,421.05	$59,156,500.13

AMERICAN BEACON INTERNATIONAL EQUITY FUND	A Class	Advisor Class	C Class	Investor Class	R5 Class	R6 Class	Y Class
Outstanding Shares	432,260.94	784,989.49	174,127.44	4,012,300.19	26,975,510.08	16,866,517.11	5,259,900.60
Dollar Value	$8,057,344.03	$15,158,146.97	$3,113,398.70	$74,949,767.52	$508,758,120.03	$318,945,838.74	$104,409,026.87

AMERICAN BEACON LARGE CAP VALUE FUND	A Class	Advisor Class	C Class	Investor Class	R5 Class	R6 Class	Y Class
Outstanding Shares	531,772.66	2,051,578.65	224,159.81	26,302,983.51	46,537,248.69	46,519,225.61	7,678,392.69
Dollar Value	$11,890,436.68	$45,852,782.85	$4,958,415.04	$602,338,322.31	$1,215,087,563.18	$1,214,616,980.59	$198,102,531.33

AMERICAN BEACON NIS CORE PLUS BOND FUND	A Class	C Class	R6 Class	Y Class
Outstanding Shares	13,005.58	14,611.39	766,232.85	10,000.00
Dollar Value	$109,506.95	$123,027.89	$6,459,342.92	$84,300.00

AMERICAN BEACON SHAPIRO EQUITY OPPORTUNITIES FUND	A Class	C Class	Investor Class	R5 Class	Y Class
Outstanding Shares	6,655.91	6,646.78	145,045.21	4,790,950.11	10,427,403.87
Dollar Value	$84,862.87	$84,281.15	$1,862,380.43	$62,378,170.46	$135,243,428.18

AMERICAN BEACON SHAPIRO SMID CAP EQUITY FUND	A Class	C Class	Investor Class	R5 Class	R6 Class	Y Class
Outstanding Shares	208,827.17	71,098.31	1,596,519.03	1,911,890.58	103,680.62	1,346,892.92
Dollar Value	$2,495,484.65	$839,671.00	$19,126,297.85	$23,439,778.48	$1,271,124.40	$16,405,155.86

AMERICAN BEACON SIM HIGH YIELD OPPORTUNITIES FUND	A Class	C Class	Investor Class	R5 Class	Y Class
Outstanding Shares	4,256,643.46	2,980,598.13	5,324,003.83	41,421,484.55	87,773,331.10
Dollar Value	$36,990,231.66	$26,139,845.53	$46,265,593.22	$361,609,560.12	$766,261,180.51

AMERICAN BEACON SMALL CAP VALUE FUND	A Class	Advisor Class	C Class	Investor Class	R5 Class	R6 Class	Y Class
Outstanding Shares	1,944,309.22	1,340,467.34	399,019.96	12,518,000.71	88,018,547.99	72,345,316.19	18,298,246.56
Dollar Value	$45,321,847.89	$31,621,624.56	$8,598,880.14	$300,432,016.91	$2,240,072,046.34	$1,840,464,843.72	$455,626,339.35
A-2

AMERICAN BEACON SSI ALTERNATIVE INCOME FUND	Investor Class	R5 Class	Y Class
Outstanding Shares	189,940.47	23,473.42	10,411,176.97
Dollar Value	$1,815,830.91	$224,171.15	$99,426,740.06

AMERICAN BEACON STEPHENS MID-CAP GROWTH FUND	A Class	C Class	Investor Class	R5 Class	R6 Class	Y Class
Outstanding Shares	226,611.22	91,867.89	1,019,102.73	14,873,987.94	893,036.06	1,349,958.58
Dollar Value	$6,025,592.44	$2,179,106.36	$27,271,189.04	$495,601,278.16	$29,782,752.42	$44,481,135.25

AMERICAN BEACON STEPHENS SMALL CAP GROWTH FUND	A Class	C Class	Investor Class	R5 Class	R6 Class	Y Class
Outstanding Shares	2,347,675.74	83,321.11	1,422,596.78	14,683,126.55	3,295,629.99	2,162,072.88
Dollar Value	$25,096,653.72	$717,394.76	$15,577,434.76	$195,138,751.76	$43,930,747.72	$28,236,671.79

AMERICAN BEACON THE LONDON COMPANY INCOME EQUITY FUND	A Class	C Class	Investor Class	R5 Class	R6 Class	Y Class
Outstanding Shares	6,741,299.63	2,337,309.63	1,459,748.41	26,648,655.84	219,578.30	44,734,813.17
Dollar Value	$144,061,573.21	$49,527,590.91	$31,428,383.17	$576,410,425.75	$4,762,653.35	$961,351,134.95

AMERICAN BEACON TWENTYFOUR STRATEGIC INCOME FUND	A Class	C Class	Investor Class	R5 Class	Y Class
Outstanding Shares	657,741.34	651,270.12	1,286,267.41	962,289.48	11,211,273.91
Dollar Value	$5,229,043.69	$5,151,546.64	$10,200,100.58	$7,794,544.75	$90,362,867.76

AMERICAN BEACON TWENTYFOUR SUSTAINABLE SHORT TERM BOND FUND	A Class	C Class	R6 Class	Y Class
Outstanding Shares	16,478.31	70,604.53	971,501.31	846,302.37
Dollar Value	$139,406.51	$581,075.25	$8,335,481.21	$7,193,570.11

Institutional Trust
AMERICAN BEACON DIVERSIFIED FUND	AAL Class
Outstanding Shares	46,223,499.86
Dollar Value	$519,089,903.38

Select Trust
AMERICAN BEACON U.S. GOVERNMENT MONEY MARKET SELECT FUND
Outstanding Shares	580,971,305.89
Dollar Value	$580,971,305.89

A-3

APPENDIX B

OWNERSHIP OF FUND
SHARES

5% Shareholders of a Class of a Fund
(As of July 31, 2023)

As of July 31, 2023, the following shareholders owned more than 5% percent of each class of each Fund known to the Fund. Certain shareholders are record owners of Fund shares only, as indicated by an asterisk.

As of July 31, 2023, the Trustees and executive officers of the Trusts, as a group, own 2.71% of the R5 class shares of the American Beacon AHL TargetRisk Fund’s shares outstanding; 4.90% of the R5 class shares of the American Beacon ARK Transformational Innovation Fund’s shares outstanding; 14.64% of the R5 class shares and 1.59% of the Investor class shares of American Beacon Balanced Fund’s shares outstanding; 1.60% of the R5 class shares of the American Beacon Garcia Hamilton Quality Bond Fund’s shares outstanding; 2.76% of the R5 class shares of the American Beacon TwentyFour Strategic Income Fund’s shares outstanding; and 1.40% of the Y class shares of the American Beacon TwentyFour Sustainable Short Term Bond Fund’s shares outstanding.

As of July 31, 2023, Joseph Armes owns 1.01% of R5 class shares of the American Beacon AHL TargetRisk Fund’s shares outstanding; Barbara McKenna owns 1.26% of the R5 class shares of the American Beacon ARK Transformational Innovation Fund’s shares outstanding; Gerard Aprey owns 14.64% of R5 class shares of the American Beacon Balanced Fund’s shares outstanding; Brenda Cline owns 1.59% of Investor class shares of the American Beacon Balanced Fund’s shares outstanding; and Jeff Ringdahl owns 1.40% of Y class shares of the American Beacon TwentyFour Sustainable Short Term Bond Fund’s shares outstanding. Each of Gilbert Alvarado, Eugene Duffy, Claudia Holz, Doug Lindgren, Sonia Bates, and the Trustees and executive officers of the Trusts, as a group, own less than 1% of all other classes of the Funds’ shares outstanding.

American Beacon AHL Managed Futures Strategy Fund
A CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
MORGAN STANLEY SMITH BARNEY LLC	$ 8,886,915.93	886,033.49	6.10
FOR THE EXCLUSIVE BENE OF ITS CUST
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1965*
NATIONAL FINANCIAL SERVICES LLC	$ 121,373,734.26	12,101,070.22	83.32
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
B-1

C CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
J.P. MORGAN SECURITIES LLC OMNIBUS	$ 1,982,251.54	206,055.25	5.51
ACCT FOR THE EXCLUSIVE BEN OF CUST
4 CHASE METROTECH CTR FL 3RD
BROOKLYN NY 11245-0003*
LPL FINANCIAL	$ 2,912,116.51	302,714.81	8.09
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
MERRILL LYNCH PIERCE FENNER &	$ 2,318,263.56	240,983.74	6.44
SMITH INC (HOUSE ACCOUNT)
THE AMERICAN BEACON FUNDS
4800 DEER LAKE DR EAST
JACKSONVILLE FL 32246-6484*
MORGAN STANLEY SMITH BARNEY LLC	$ 11,493,778.56	1,194,779.48	31.95
FOR THE EXCLUSIVE BENE OF ITS CUST
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1965*
PERSHING LLC	$ 10,037,500.64	1,043,399.24	27.90
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*
WELLS FARGO CLEARING SERVICES LLC	$ 3,322,986.13	345,424.75	9.24
A/C 3591-5209
2801 MARKET STREET
SAINT LOUIS MO 63103-2523

Investor CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 28,791,096.94	2,864,785.77	52.76
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*
B-2

NATIONAL FINANCIAL SERVICES LLC
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS	$ 14,736,694.88	1,466,337.80	27.01
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
PERSHING LLC	$ 3,078,113.51	306,279.95	5.64
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*
TD AMERITRADE INC FOR THE	$ 4,114,378.23	409,390.87	7.54
EXCLUSIVE BENEFIT OF OUR CLIENTS
PO BOX 2226
OMAHA NE 68103-2226*

R5 CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
J.P. MORGAN SECURITIES LLC OMNIBUS	$ 162,525,072.66	15,809,831.97	27.65
ACCT FOR THE EXCLUSIVE BEN OF CUST
4 CHASE METROTECH CTR FL 3RD
BROOKLYN NY 11245-0003*
SAXON & CO.	$ 133,226,133.09	12,959,740.57	22.66
FBO 40400904099990
PO BOX 94597
CLEVELAND OH 44101-4597
SEI PRIVATE TRUST COMPANY	$ 117,950,325.80	11,473,767.10	20.06
C/O REGIONS
1 FREEDOM VALLEY DRIVE
OAKS PA 19456-9989

Y CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 338,216,626.49	33,126,016.31	12.30
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*
B-3

MORGAN STANLEY SMITH BARNEY LLC	$ 923,250,126.36	90,426,065.27	33.57
FOR THE EXCLUSIVE BENE OF ITS CUST
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1965*
NATIONAL FINANCIAL SERVICES LLC	$ 495,759,149.83	48,556,234.07	18.03
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
WELLS FARGO CLEARING SERVICES LLC	$ 241,236,144.16	23,627,438.21	8.77
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
2801 MARKET ST
ST LOUIS MO 63103-2523*

American Beacon AHL TargetRisk Fund
A CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 805,902.46	76,244.32	25.07
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN STREET
SAN FRANCISCO CA 94105-1901*
LPL FINANCIAL	$ 381,062.46	36,051.32	11.86
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
MORGAN STANLEY SMITH BARNEY LLC	$ 1,506,902.35	142,564.08	46.88
FOR THE EXCLUSIVE BENE OF ITS CUST
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1965*
B-4

PERSHING LLC	$ 411,492.95	38,930.27	12.80
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*
C CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
LPL FINANCIAL	$ 1,900,663.66	182,230.46	18.95
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
MORGAN STANLEY SMITH BARNEY LLC	$ 5,060,193.67	485,157.59	50.44
FOR THE EXCLUSIVE BENE OF ITS CUST
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1965*
NATIONAL FINANCIAL SERVICES LLC	$ 787,120.49	75,466.97	7.85
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
PERSHING LLC	$ 1,497,470.59	143,573.40	14.93
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*
Investor CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 3,122,879.38	294,056.44	41.35
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*
NATIONAL FINANCIAL SERVICES LLC	$ 1,111,124.79	104,625.69	14.71
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
PERSHING LLC	$ 2,730,075.92	257,069.30	36.15
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*
B-5

R5 CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 2,348,752.36	220,126.75	8.36
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*
GENERAL MOTORS SAVINGS PLANS MASTER	$ 1,463,200.86	137,132.23	5.21
C/O STATE STREET BANK AND TRUST
1776 HERITAGE DR
QUINCY MA 02171-2119
NATIONAL FINANCIAL SERVICES LLC	$ 17,923,464.69	1,679,799.88	63.79
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
RELIANCE TRUST CO FBO	$ 2,858,684.76	267,917.97	10.17
FIDUCIARY TRUST C/R
PO BOX 78446
ATLANTA GA 30357

Y CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 75,295,557.50	7,056,753.28	24.13
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*
LPL FINANCIAL	$ 31,089,066.88	2,913,689.49	9.96
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
MORGAN STANLEY SMITH BARNEY LLC	$ 73,336,811.69	6,873,178.23	23.50
FOR THE EXCLUSIVE BENE OF ITS CUST
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1965*
B-6

NATIONAL FINANCIAL SERVICES LLC
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS	$ 46,953,810.02	4,400,544.52	15.04
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
PERSHING LLC	$ 16,347,323.39	1,532,082.79	5.24
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*
RAYMOND JAMES	$ 24,762,545.73	2,320,763.42	7.93
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100*

American Beacon ARK Transformational Innovation Fund

A CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN ENTERPRISE INV SVCS	$ 1,871,160.38	138,809.69	7.73
707 2ND AVE S
MINNEAPOLIS MN 55402-2405*
CHARLES SCHWAB & CO INC	$ 8,166,403.64	605,816.29	33.72
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN: MUTUAL FUNDS
211 MAIN STREET
SAN FRANCISCO CA 94105-1905*
LPL FINANCIAL	$ 6,580,319.47	488,147.95	27.17
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
NATIONAL FINANCIAL SERVICES LLC	$ 1,882,937.25	139,683.77	7.77
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
PERSHING LLC	$ 2,054,890.51	152,439.95	8.48
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*
B-7

C CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN ENTERPRISE INV SVCS	$ 3,024,524.74	231,586.89	22.05
707 2ND AVE S
MINNEAPOLIS MN 55402-2405*
CHARLES SCHWAB & CO INC	$ 5,261,940.21	402,905.07	38.35
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN: MUTUAL FUNDS
211 MAIN STREET
SAN FRANCISCO CA 94105-1905*
LPL FINANCIAL	$ 1,886,407.50	144,441.62	13.75
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
NATIONAL FINANCIAL SERVICES LLC	$ 808,772.80	61,927.47	5.90
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
PERSHING LLC	$ 1,676,196.66	128,345.84	12.22
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*
RAYMOND JAMES	$ 868,769.17	66,521.38	6.33
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100*
Investor Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 9,610,180.16	711,338.28	13.27
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*
B-8

NATIONAL FINANCIAL SERVICES LLC	$ 51,228,060.94	3,791,862.39	70.71
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
PERSHING LLC	$ 3,993,803.17	295,618.30	5.51
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*
R5 CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 2,763,553.78	199,967.71	50.76
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*
VOYA INSTITUTIONAL TRUST COMPANY	$ 374,118.68	27,070.82	6.87
ONE ORANGE WAY B3N
WINDSOR CT 06095-4773*
VOYA RETIREMENT INSURANCE AND	$ 700,658.71	50,698.89	12.87
ANNUITY COMPANY
ATTN MICHAEL KAMINSKI
ONE ORANGE WAY
WINDSOR CT 06095-4773*
R6 CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CBNA AS CUSTODIAN FBO	$ 204,780.77	14,849.95	22.11
ABERDEEN AUTO CENTER 401(K) EE SVGS
6 RHOADS DR STE 7
UTICA NY 13502-6317
CBNA AS CUSTODIAN FBO	$ 155,486.11	11,275.28	16.79
SCHULL CONSTRUCTION CO. PS 401(K) P
6 RHOADS DR STE 7
UTICA NY 13502-6317
CBNA AS CUSTODIAN FBO	$ 155,769.48	11,295.83	16.82
SCHWAN FINANCIAL GROUP 401(K) PS PL
6 RHOADS DR STE 7 UTICA NY 13502-6317
B-9

EMPOWER TRUST FBO	$ 66,539.08	4,825.17	7.18
RECORDKEEPING FOR EMPLOYEE BENEFITS
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002*
MATRIX TRUST COMPANY TRUSTEE FBO	$ 109,102.03	7,911.68	11.78
JAHNEL GROUP, INC. 401(K) PLAN
717 17TH STREET
SUITE 1300
DENVER CO 80202-3304
NATIONAL FINANCIAL SERVICES LLC	$ 111,818.30	8,108.65	12.07
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
VOYA RETIREMENT INSURANCE AND	$ 58,373.12	4,233.00	6.3
ANNUITY COMPANY
ATTN MICHAEL KAMINSKI
ONE ORANGE WAY
WINDSOR CT 06095-4773*
Y CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN ENTERPRISE INV SVCS	$ 37,916,753.30	2,761,598.93	19.19
707 2ND AVE S
MINNEAPOLIS MN 55402-2405*
CHARLES SCHWAB & CO INC	$ 20,845,045.70	1,518,211.63	10.55
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN: MUTUAL FUNDS
211 MAIN STREET
SAN FRANCISCO CA 94105-1905*
LPL FINANCIAL	$ 54,614,638.16	3,977,759.52	27.64
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
B-10

NATIONAL FINANCIAL SERVICES LLC	$ 23,954,304.50	1,744,668.94	12.12
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
PERSHING LLC	$ 14,537,737.03	1,058,830.08	7.36
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*
UBS WM USA	$ 30,276,580.20	2,205,140.58	15.32
0O0 11011 6100
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761*

American Beacon Balanced Fund

A CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN ENTERPRISE INV SVCS	$ 1,915,109.53	166,821.39	13.33
707 2ND AVE S
MINNEAPOLIS MN 55402-2405*
CHARLES SCHWAB & CO INC	$ 809,855.95	70,544.94	5.64
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN STREET
SAN FRANCISCO CA 94105-1901*
LPL FINANCIAL	$ 3,486,688.30	303,718.49	24.27
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
MERRILL LYNCH PIERCE FENNER &	$ 823,305.33	71,716.49	5.73
SMITH INC (HOUSE ACCOUNT)
THE AMERICAN BEACON FUNDS
4800 DEER LAKE DR EAST
JACKSONVILLE FL 32246-6484*
MORGAN STANLEY SMITH BARNEY LLC	$ 2,524,175.58	219,875.92	17.57
FOR THE EXCLUSIVE BENE OF ITS CUST
1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965*
B-11

RAYMOND JAMES	$ 987,552.59	86,023.75	6.87
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100*
WELLS FARGO CLEARING SERVICES LLC	$ 1,396,028.49	121,605.27	9.72
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
2801 MARKET ST
ST LOUIS MO 63103-2523*
Advisor CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 58,171.54	4,551.76	5.85
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*
EMPOWER TRUST FBO	$ 623,025.16	48,750.01	62.66
EMPOWER BENEFIT PLANS
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002*
LPL FINANCIAL	$ 55,543.72	4,346.14	5.59
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
MG TRUST COMPANY CUST. FBO	$ 99,587.15	7,792.42	10.02
TRUTAG TECHNOLOGIES 401(K) PLAN
717 17TH STREET
SUITE 1300
DENVER CO 80202-3304
NATIONWIDE TRUST COMPANY FSB	$ 89,214.20	6,980.77	8.97
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029
B-12

C CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
LPL FINANCIAL	$ 5,914,928.12	506,415.08	41.00
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
NATIONAL FINANCIAL SERVICES LLC	$ 1,138,786.71	97,498.86	7.89
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
PERSHING LLC	$ 734,180.79	62,857.94	5.09
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*
UBS WM USA	$ 2,634,062.33	225,519.04	18.26
0O0 11011 6100
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761*
WELLS FARGO CLEARING SERVICES LLC	$ 2,971,836.72	254,438.08	20.60
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
2801 MARKET ST
ST LOUIS MO 63103-2523*
Investor CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO FOR THE	$ 9,904,181.84	858,992.35	17.98
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
ATTN MUTUAL FUNDS OPS
9601 E PANORAMA CIR
ENGLEWOOD CO 80112-3441*
MORGAN STANLEY SMITH BARNEY LLC	$ 3,686,752.65	319,753.05	6.69
FOR THE EXCLUSIVE BENE OF ITS CUST
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1965*
B-13

NATIONAL FINANCIAL SERVICES LLC	$ 13,089,446.12	1,135,251.18	23.76
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
TD AMERITRADE INC FOR THE	$ 3,652,269.84	316,762.35	6.63
EXCLUSIVE BENEFIT OF OUR CLIENTS
PO BOX 2226
OMAHA NE 68103-2226*
VANTAGEPOINT TRADITIONAL IRA	$ 3,705,912.29	321,414.77	6.73
C/O MISSIONSQUARE RETIREMENT
777 NORTH CAPITOL STREET, NE
WASHINGTON DC 20002-4239
R5 CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
G & L FAMILY PARTNERS LTD	$ 1,679,962.74	118,977.53	14.65
PO Box 219643
Kansas City, MO 64121-9643
LPL FINANCIAL	$ 3,800,121.93	269,130.45	33.14
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
NATIONAL FINANCIAL SERVICES LLC	$ 2,520,525.74	178,507.49	21.98
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
NATIONWIDE TRUST COMPANY FSB	$ 1,579,965.87	111,895.60	13.78
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029
Y CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
LPL FINANCIAL	$ 7,690,970.00	539,338.71	26.83
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
B-14

MERRILL LYNCH PIERCE FENNER &	$ 1,922,211.18	134,797.42	6.71
SMITH INC (HOUSE ACCOUNT)
THE AMERICAN BEACON FUNDS
4800 DEER LAKE DR EAST
JACKSONVILLE FL 32246-6484*
NATIONAL FINANCIAL SERVICES LLC	$ 10,100,149.13	708,285.35	35.24
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
RAYMOND JAMES	$ 2,185,166.48	153,237.48	7.62
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100*
UBS WM USA	$ 1,798,011.33	126,087.75	6.27
0O0 11011 6100
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761*

American Beacon Bridgeway Large Cap Growth Fund

A CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 202,118.89	7,185.17	14.56
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN STREET
SAN FRANCISCO CA 94105-1901*
LPL FINANCIAL	$ 957,165.47	34,026.50	68.93
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
B-15

WELLS FARGO CLEARING SERVICES LLC	$ 112,708.11	4,006.69	8.12
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
2801 MARKET ST
ST LOUIS MO 63103-2523*
C CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
LPL FINANCIAL	$ 269,607.68	10,486.49	28.42
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
PERSHING LLC	$ 145,322.90	5,652.39	15.32
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*
RAYMOND JAMES	$ 483,852.51	18,819.62	51.00
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100*
Investor CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
VALIC	$ 77,554,214.42	2,775,741.39	96.50
2929 ALLEN PKWY STE A6-20
HOUSTON TX 77019-7100
R5 CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERITRADE INC FOR THE	$ 6,156,377.50	212,949.76	7.49
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
PO BOX 2226
OMAHA NE 68103-2226*
CHARLES SCHWAB & CO INC	$ 19,798,208.03	684,822.14	24.10
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*
MORGAN STANLEY SMITH BARNEY LLC	$ 6,403,087.35	221,483.48	7.79
FOR THE EXCLSIVE BENE OF ITS CUST
1 NEW YORK PLZ FL 39
NEW YORK NY 10004-1932*
B-16

NATIONAL FINANCIAL SERVICES LLC	$ 15,234,290.36	526,955.74	18.55
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
VANGUARD BROKERAGE SERVICES	$ 4,710,064.41	162,921.63	5.73%
BIN 11111111
100 VANGUARD BLVD
MALVERN PA 19355-2331*
R6 Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
JPMORGAN CHASE BANK NA CUST	$ 9,495,613.81	327,096.58	85.66
FBO TIAA SEPARATE ACCOUNT VA3
4 CHASE METROTECH CTR FL 4TH
BROOKLYN NY 11245-0003
VRSCO	$ 1,589,792.54	54,763.78	14.34
FBO AIGFSB CUST TTEE FBO
COASTAL PLAINS COM MHMR CENT 401(A)
2727-A ALLEN PARKWAY, 4-D1
HOUSTON TX 77019-2107*
Y CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
LPL FINANCIAL	$ 106,791.88	3,724.87	11.97
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
NATIONAL FINANCIAL SERVICES LLC	$ 131,506.42	4,586.90	14.74
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
RAYMOND JAMES	$ 349,540.80	12,191.87	39.19
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100*
B-17

PERSHING LLC	$ 195,922.75	6,833.72	21.96
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*
CHARLES SCHWAB & CO INC	$ 58,430.89	2,038.05	6.55
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*

American Beacon Bridgeway Large Cap Value Fund

A CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN ENTERPRISE INV SVCS	$ 2,234,330.48	89,588.23	10.73
707 2ND AVE S
MINNEAPOLIS MN 55402-2405*
CHARLES SCHWAB & CO INC	$ 2,129,843.95	85,398.72	10.23
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN STREET
SAN FRANCISCO CA 94105-1901*
LPL FINANCIAL	$ 1,797,939.69	72,090.61	8.64
OMNIBUS CUSTOMER ACCOUNT
ATTN MUTUAL FUND TRADING
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
RAYMOND JAMES	$ 1,260,786.36	50,552.78	6.06
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100*
UBS WM USA	$ 2,009,459.82	80,571.77	9.65
0O0 11011 6100
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761*
B-18

MATRIX TRUST COMPANY AS AGENT FOR	$ 1,970,772.52	79,020.55	9.47
NEWPORT TRUST COMPANY
MORLEY COMPANIES, INC. 401(K)
PROFIT SHARING PLAN & TRUST
35 IRON POINT CIRCLE
FOLSOM CA 95630-8587
MERRILL LYNCH PIERCE FENNER &	$ 1,569,204.85	62,919.20	7.54
SMITH INC (HOUSE ACCOUNT)
THE AMERICAN BEACON FUNDS
4800 DEER LAKE DR EAST
JACKSONVILLE FL 32246-6484*
NATIONAL FINANCIAL SERVICES LLC	$ 1,085,105.61	43,508.65	5.21
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
WELLS FARGO CLEARING SERVICES LLC	$ 1,555,475.45	62,368.70	7.47
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
2801 MARKET ST
ST LOUIS MO 63103-2523*
C CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
LPL FINANCIAL	$ 3,995,672.21	167,463.21	21.15
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
NATIONAL FINANCIAL SERVICES LLC	$ 3,049,763.11	127,819.07	16.14
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
PERSHING LLC	$ 2,032,671.48	85,191.60	10.76
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*
B-19

RAYMOND JAMES	$ 1,824,895.43	76,483.46	9.66
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100*
UBS WM USA	$ 1,048,132.10	43,928.42	5.55
0O0 11011 6100
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761*
WELLS FARGO CLEARING SERVICES LLC	$ 4,078,094.41	170,917.62	21.59
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
2801 MARKET ST
ST LOUIS MO 63103-2523*
Investor Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
NATIONAL FINANCIAL SERVICES LLC	$ 27,946,236.36	1,112,952.46	45.39
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
PERSHING LLC	$ 3,152,067.69	125,530.37	5.12
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*
CHARLES SCHWAB & CO INC	$ 15,712,443.49	625,744.46	25.53
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*
TD AMERITRADE INC FOR THE	$ 3,937,200.94	156,798.13	6.40
EXCLUSIVE BENEFIT OF OUR CLIENTS
PO BOX 2226
OMAHA NE 68103-2226*
B-20

R5 CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
NATIONAL FINANCIAL SERVICES LLC	$ 57,317,689.55	2,261,052.84	43.02
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
STATE STREET BANK TTEE CUSTODIAN	$ 14,383,040.83	567,378.34	10.79
CUST FBO ADP ACCESS 401K PLAN
401(K) PLAN
1 LINCOLN STREET
BOSTON MA 02111-2901
R6 CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
JOHN HANCOCK TRUST COMPANY LLC	$ 8,214,089.15	324,411.10	34.23
200 BERKELEY ST STE 7
BOSTON MA 02116-5038*
NATIONAL FINANCIAL SERVICES LLC	$ 13,761,213.75	543,491.85	57.34
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
Y CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 12,768,833.47	506,297.92	11.37
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*
LPL FINANCIAL	$ 38,942,266.36	1,544,102.55	34.69
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
NATIONAL FINANCIAL SERVICES LLC	$ 12,940,353.48	513,098.87	11.53
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
B-21

PERSHING LLC	$ 9,353,339.71	370,869.93	8.34
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*
UBS WM USA	$ 9,512,337.56	377,174.37	8.47
0O0 11011 6100
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761*

American Beacon Diversified Fund

Shareholder Name and Address	Account Value $	Number of Shares	% of Class
STATE STREET BANK AND TRUST CUST	$ 119,188,780.95	10,613,426.62	22.96
FBO AMERICAN AIRLINES INC HEATH
BENEFITS TRUST FOR TWU EMPLOYEES
(EMPLOYER) ATTN GREG KARASINSKI
1200 CROWN COLONY DR
QUINCY MA 02169-0938
STATE STREET BANK AND TRUST CUST	$ 266,055,123.64	23,691,462.48	51.25
FBO AMERICAN AIRLINES INC LONG TERM
DISABILITY PLAN ATTN GREG
KARASINSKI
1200 CROWN COLONY DR
QUINCY MA 02169-0938
STATE STREET BANK AND TRUST CUST	$ 80,935,526.15	7,207,081.58	15.59
FBO NON-UNION POST-TAX SUPPLEMENTAL
MEDICAL ATTN GREG KARASINSKI
1200 CROWN COLONY DR QUINCY MA 02169-0938
B-22

American Beacon Developing World Income Fund

A CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 647,704.90	92,794.40	22.34
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN STREET
SAN FRANCISCO CA 94105-1901*
LPL FINANCIAL	$ 267,729.78	38,356.70	9.23
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
NATIONAL FINANCIAL SERVICES LLC	$ 255,552.00	36,612.03	8.81
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
PERSHING LLC	$ 725,515.70	103,942.08	25.02
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*
RAYMOND JAMES	$ 262,756.07	37,644.14	9.06
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100*
UBS WM USA	$ 176,167.95	25,238.96	6.08
0O0 11011 6100
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761*
B-23

C CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
J.P. MORGAN SECURITIES LLC OMNIBUS	$ 593,100.35	85,461.15	7.20
ACCT FOR THE EXCLUSIVE BEN OF CUST
4 CHASE METROTECH CTR FL 3RD
BROOKLYN NY 11245-0003*
LPL FINANCIAL	$ 499,078.74	71,913.36	6.06
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
PERSHING LLC	$ 3,507,451.88	505,396.52	42.56
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*
RAYMOND JAMES	$ 544,272.20	78,425.39	6.60
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100*
UBS WM USA	$ 2,570,187.12	370,343.97	31.19
0O0 11011 6100
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761*
Investor CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 15,908,716.38	2,279,185.73	41.06
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*
INTERACTIVE BROKERS LLC	$ 2,679,506.06	383,883.39	6.92
2 PICKWICK PLZ STE 202
GREENWICH CT 06830-5576*
B-24

NATIONAL FINANCIAL SERVICES LLC	$ 7,251,102.39	1,038,839.88	18.72
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
PERSHING LLC	$ 5,680,351.06	813,803.88	14.66
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*
TD AMERITRADE INC FOR THE	$ 4,686,372.08	671,400.01	12.10
EXCLUSIVE BENEFIT OF OUR CLIENTS
PO BOX 2226
OMAHA NE 68103-2226*
R5 CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 2,861,979.99	409,439.20	6.40
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN STREET
SAN FRANCISCO CA 94105-1901*
KEYBANK NA	$ 2,946,938.77	421,593.53	6.59
CHARITABLE OPPORTUNISTIC INC FD PRI
P.O. BOX 94871
CLEVELAND OH 44101-4871
NATIONAL FINANCIAL SERVICES LLC	$ 7,930,118.50	1,134,494.78	17.74
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
TD AMERITRADE INC FOR THE	$ 17,293,706.21	2,474,063.84	38.68
EXCLUSIVE BENEFIT OF OUR CLIENTS
PO BOX 2226
OMAHA NE 68103-2226*
B-25

Y CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 66,621,550.60	9,530,980.06	18.17
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*
LPL FINANCIAL	$ 38,853,590.95	5,558,453.64	10.60
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
NATIONAL FINANCIAL SERVICES LLC	$ 99,303,304.94	14,206,481.39	27.09
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
RAYMOND JAMES	$ 55,012,078.29	7,870,111.34	15.01
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100*
TD AMERITRADE INC FOR THE	$ 36,768,395.78	5,260,142.46	10.03
EXCLUSIVE BENEFIT OF OUR CLIENTS
PO BOX 2226
OMAHA NE 68103-2226*
UBS WM USA	$ 31,020,667.12	4,437,863.68	8.46
0O0 11011 6100
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761*
B-26

American Beacon EAM International Small Cap Fund

Investor CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 14,487,545.24	836,946.58	20.45
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*
FIRST STATE TRUST COMPANY FBO NBT 3	$ 5,197,459.66	300,257.64	7.34
2 RIGHTER PARKWAY
WILMINGTON DE 19803-1532
MORGAN STANLEY SMITH BARNEY LLC	$ 5,381,464.94	310,887.63	7.60
FOR THE EXCLSIVE BENE OF ITS CUST
1 NEW YORK PLZ FL 39
NEW YORK NY 10004-1932*
NATIONAL FINANCIAL SERVICES LLC	$ 25,506,854.28	1,473,532.89	36.00
FOR THE EXCLUSIVE BENEFIT OF OUR
CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
PERSHING LLC	$ 4,433,812.57	256,141.69	6.26
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*
R5 CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
MATRIX TRUST COMPANY CUST. FBO	$ 189,784.62	11,002.01	5.34
JESSON, OSLIN & ASSOCIATES PS PLAN
717 17TH STREET
SUITE 1300
DENVER CO 80202-3304
PERSHING LLC	$ 1,210,750.43	70,188.43	34.08
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*
RELIANCE TRUST CO FBO	$ 444,976.38	25,795.73	12.53
COMERICA EB R/R
PO BOX 78446
ATLANTA GA 30357
B-27

RELIANCE TRUST CO FBO	$ 248,560.79	14,409.32	7.00
COMERICA NON-EB R/R
PO BOX 78446
ATLANTA GA 30357
Y CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN ENTERPRISE INV SVCS	$ 8,561,532.85	497,474.31	12.14
707 2ND AVE S
MINNEAPOLIS MN 55402-2405*
CHARLES SCHWAB & CO INC	$ 3,633,547.32	211,130.00	5.15
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*
MERRILL LYNCH PIERCE FENNER &	$ 18,398,472.60	1,069,057.10	26.09
SMITH INC (HOUSE ACCOUNT)
THE AMERICAN BEACON FUNDS
4800 DEER LAKE DR EAST
JACKSONVILLE FL 32246-6484*
NATIONAL FINANCIAL SERVICES LLC	$ 19,607,252.99	1,139,294.19	27.80
FOR THE EXCLUSIVE BENEFIT OF OUR
CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
RAYMOND JAMES	$ 3,708,657.99	215,494.36	5.26
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100*
B-28

American Beacon FEAC Floating Rate Income Fund

A CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 2,017,784.46	246,672.92	13.24
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*
CHARLES SCHWAB & CO INC	$ 1,872,777.93	228,945.96	12.29
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN STREET
SAN FRANCISCO CA 94105-1901*
MORGAN STANLEY SMITH BARNEY LLC	$ 3,146,965.01	384,714.55	20.65
FOR THE EXCLUSIVE BENE OF ITS CUST
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1965*
NATIONAL FINANCIAL SERVICES LLC	$ 1,712,782.73	209,386.64	11.24
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
PERSHING LLC	$ 2,078,436.25	254,087.56	13.64
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*
RAYMOND JAMES	$ 917,135.04	112,119.20	6.02
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100*
UBS WM USA	$ 1,969,524.18	240,773.13	12.92
0O0 11011 6100
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761*
B-29

C CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 2,981,118.32	363,108.20	21.29
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN STREET
SAN FRANCISCO CA 94105-1901*
LPL FINANCIAL	$ 1,239,734.54	151,002.99	8.86
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
MORGAN STANLEY SMITH BARNEY LLC	$ 2,195,934.40	267,470.70	15.69
FOR THE EXCLUSIVE BENE OF ITS CUST
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1965*
PERSHING LLC	$ 2,561,243.79	311,966.36	18.30
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*
RAYMOND JAMES	$ 3,269,679.64	398,255.74	23.36
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100*
UBS WM USA	$ 1,085,790.36	132,252.18	7.76
0O0 11011 6100
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761*
Investor CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 5,062,540.20	621,170.58	25.81
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*
B-30

NATIONAL FINANCIAL SERVICES LLC	$ 11,661,335.65	1,430,838.73	59.46
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
TD AMERITRADE INC FOR THE	$ 1,024,882.45	125,752.45	5.23
EXCLUSIVE BENEFIT OF OUR CLIENTS
PO BOX 2226
OMAHA NE 68103-2226*
R5 CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 1,702,267.88	208,101.21	5.12
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN STREET
SAN FRANCISCO CA 94105-1901*
LPL FINANCIAL	$ 1,695,001.38	207,212.88	5.09
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
NATIONAL FINANCIAL SERVICES LLC	$ 17,632,345.26	2,155,543.43	52.98
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
PERSHING LLC	$ 1,942,255.83	237,439.59	5.84
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*
TD AMERITRADE INC FOR THE	$ 2,623,410.03	320,710.27	7.88
EXCLUSIVE BENEFIT OF OUR CLIENTS
PO BOX 2226
OMAHA NE 68103-2226*
B-31

SP CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 33,009.41	3,920.36	68.08
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN STREET
SAN FRANCISCO CA 94105-1901*
PERSHING LLC	$ 12,909.72	1,533.22	26.63
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*
Y CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 53,658,122.80	6,567,701.69	43.78
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*
MORGAN STANLEY SMITH BARNEY LLC	$ 7,140,525.03	873,993.27	5.83
FOR THE EXCLUSIVE BENE OF ITS CUST
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1965*
NATIONAL FINANCIAL SERVICES LLC	$ 13,422,616.81	1,642,915.15	10.95
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
RAYMOND JAMES	$ 16,938,026.81	2,073,197.90	13.82
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100*
UBS WM USA	$ 11,991,566.27	1,467,755.97	9.78
0O0 11011 6100
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761*
B-32

American Beacon Garcia Hamilton Quality Bond Fund

Investor CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 96,303.56	11,120.50	10.73
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*
NATIONAL FINANCIAL SERVICES LLC	$ 647,032.25	74,715.04	72.08
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
TD AMERITRADE INC FBO	$ 100,386.19	11,591.94	11.18
OUR CLIENTS
PO BOX 2226
OMAHA NE 68103-2226*
R5 CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CAPINCO	$ 6,196,748.64	714,734.56	16.80
C/O US BANK NA
PO BOX 1787
MILWAUKEE WI 53201-1787
CHARLES SCHWAB & CO INC	$ 3,543,634.70	408,723.73	9.61
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*
B-33

NATIONAL FINANCIAL SERVICES LLC	$ 18,010,620.75	2,077,349.57	48.82
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
SEI PRIVATE TRUST COMPANY	$ 8,145,240.07	939,474.06	22.08
C/O REGIONS BANK
1 FREEDOM VALLEY DRIVE
OAKS PA 19456-9989*
R6 CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
UBATCO & CO	$ 208,967,873.40	24,130,239.42	100.00
FBO COLLEGE SAVINGS GROUP
PO BOX 82535
LINCOLN NE 68501-2535
Y CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 14,203,821.93	1,640,164.20	23.98
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*
LPL FINANCIAL	$ 5,002,717.28	577,680.98	8.45
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
NATIONAL FINANCIAL SERVICES LLC	$ 34,495,889.45	3,983,359.06	58.25
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
PERSHING LLC	$ 4,990,860.59	576,311.85	8.43
PO BOX 2052
JERSEY CITY NJ 07303-2052*
B-34

American Beacon International Equity Fund

A CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN ENTERPRISE INV SVCS	$ 594,595.37	31,898.89	7.37
707 2ND AVE S
MINNEAPOLIS MN 55402-2405*
EMPOWER TRUST FBO	$ 880,446.56	47,234.26	10.92
EMPLOYEE BENEFITS CLIENTS 401K
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002*
VRSCO	$ 566,413.53	30,386.99	7.02
FBO AIGFSB CUST TTEE FBO
MIAMI JEWISH HEALTH SYSTEM 403B
2727-A ALLEN PARKWAY, 4-D1
HOUSTON TX 77019-2107
Advisor CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
DCGT AS TTEE AND/OR CUST	$ 773,757.60	40,070.31	5.14
FBO PLIC VARIOUS RETIREMENT PLANS
OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH STREET
DES MOINES IA 50392-0001
NATIONWIDE TRUST COMPANY FSB	$ 11,097,431.43	574,698.68	73.73
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029
RELIANCE TRUST CO AS TTEE AND/OR	$ 936,203.51	48,482.83	6.22
CUST FBO ADP ACCESS LARGE MARKET
401 (K) PLAN
201 17TH ST NW STE 1000 ATLANTA GA 30363-1195
B-35

STATE STREET BANK TTEE CUSTODIAN	$ 1,145,036.26	59,297.58	7.61
CUST FBO ADP ACCESS 401K PLAN
401(K) PLAN
1 LINCOLN STREET
BOSTON MA 02111-2901
C CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN ENTERPRISE INV SVCS	$ 187,078.28	10,462.99	6.00
707 2ND AVE S
MINNEAPOLIS MN 55402-2405*
CHARLES SCHWAB & CO INC	$ 211,859.15	11,848.95	6.79
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN STREET
SAN FRANCISCO CA 94105-1901*
PAI TRUST COMPANY, INC.	$ 161,046.30	9,007.06	5.16
DIMENSIONS MEDICINE & PEDIATRICS 40
1300 ENTERPRISE DRIVE
DE PERE WI 54115-4934
RAYMOND JAMES	$ 180,324.81	10,085.28	5.78
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100*
Investor CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO FOR THE	$ 25,788,366.90	1,380,533.56	34.40
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
ATTN MUTUAL FUNDS OPS
9601 E PANORAMA CIR
ENGLEWOOD CO 80112-3441*
EMPOWER TRUST FBO	$ 12,600,728.59	674,557.21	16.81
EMPOWER IRA ADVANTAGE
C/O FASCORE LLC
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002
B-36

NATIONAL FINANCIAL SERVICES LLC	$ 22,452,384.33	1,201,947.77	29.95
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
R5 CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 207,982,913.22	11,027,726.05	40.86
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*
NATIONAL FINANCIAL SERVICES LLC	$ 142,651,540.87	7,563,708.42	28.02
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
R6 CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 28,860,895.85	1,526,224.00	9.05
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*
COLORADO RETIREMENT ASSOCIATION FBO	$ 155,684,749.80	8,232,932.30	48.79
CRA 401A & 457 PLANS
C/O FASCORE LLC
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002
NABANK & CO.	$ 27,352,083.19	1,446,434.86	8.57
PO BOX 2180
TULSA OK 74101-2180
NATIONAL FINANCIAL SERVICES LLC	$ 30,309,495.43	1,602,828.95	9.50
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
B-37

Y CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN ENTERPRISE INV SVCS	$ 20,383,825.27	1,026,892.96	19.52
707 2ND AVE S
MINNEAPOLIS MN 55402-2405*
CHARLES SCHWAB & CO INC	$ 32,506,264.06	1,637,595.17	31.12
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*
LPL FINANCIAL	$ 17,932,514.08	903,401.21	17.17
OMNIBUS CUSTOMER ACCOUNT
ATTN MUTUAL FUND TRADING
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
NATIONAL FINANCIAL SERVICES LLC	$ 14,438,063.22	727,358.35	13.82
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*

American Beacon Large Cap Value Fund

A CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
LPL FINANCIAL	$ 1,788,302.40	79,977.75	15.04
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
MERRILL LYNCH PIERCE FENNER &	$ 721,603.80	32,272.08	6.07
SMITH INC (HOUSE ACCOUNT)
THE AMERICAN BEACON FUNDS
4800 DEER LAKE DR EAST
JACKSONVILLE FL 32246-6484*
B-38

NATIONAL FINANCIAL SERVICES LLC	$ 5,086,138.61	227,465.95	42.77
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
PERSHING LLC	$ 658,180.69	29,435.63	5.53
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*
Advisor CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
DCGT AS TTEE AND/OR CUST	$ 2,903,318.41	129,902.39	6.35
FBO PLIC VARIOUS RETIREMENT PLANS
OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH STREET
DES MOINES IA 50392-0001
EMPOWER TRUST FBO	$ 22,476,927.19	1,005,679.07	49.17
EMPOWER BENEFIT PLANS
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002
JOHN HANCOCK TRUST COMPANY LLC	$ 2,675,908.73	119,727.46	5.85
200 BERKELEY ST STE 7
BOSTON MA 02116-5038
MASSACHUSETTS MUTUAL INSURANCE CO	$ 6,801,792.37	304,330.75	14.88
1295 STATE ST MTP C105
SPRINGFIELD MA 01111-0001
MATRIX TRUST COMPANY CUST FBO	$ 3,399,912.53	152,121.37	7.44
NATIONAL PETROLEUM COUNCIL RETIREME
PO BOX 52129
PHOENIX AZ 85072-2129
C CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
LPL FINANCIAL	$ 2,266,897.75	102,481.82	45.72
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
B-39

NATIONAL FINANCIAL SERVICES LLC	$ 544,934.74	24,635.39	10.99
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
RAYMOND JAMES	$ 666,155.92	30,115.55	13.43
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100*
WELLS FARGO CLEARING SERVICES LLC	$ 798,293.10	36,089.20	16.10
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
2801 MARKET ST
ST LOUIS MO 63103-2523*
Investor CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO FOR THE	$ 143,690,572.35	6,274,697.48	23.85
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
ATTN MUTUAL FUNDS OPS
9601 E PANORAMA CIR
ENGLEWOOD CO 80112-3441*
LINCOLN RETIREMENT SERVICES CO	$ 50,927,230.88	2,223,896.55	8.45
FBO UNIVERSITY HOSPITAL 401K PLAN
PO BOX 7876
FORT WAYNE IN 46801-7876
NATIONAL FINANCIAL SERVICES LLC	$ 260,175,766.94	11,361,387.20	43.18
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
R5 CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 118,748,128.61	4,547,994.20	9.78
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*
B-40

NATIONAL FINANCIAL SERVICES LLC	$ 672,291,671.64	25,748,436.30	55.35
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
R6 CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 83,104,582.33	3,182,864.13	6.85
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*
MERRILL LYNCH PIERCE FENNER &	$ 153,563,919.46	5,881,421.66	12.65
SMITH INC (HOUSE ACCOUNT)
THE AMERICAN BEACON FUNDS
4800 DEER LAKE DR EAST
JACKSONVILLE FL 32246-6484*
NATIONAL FINANCIAL SERVICES LLC	$ 462,088,748.30	17,697,768.99	38.07
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
PIMS/PRUDENTIAL RETIREMENT	$ 121,131,390.90	4,639,271.96	9.98
AS NOMINEE FOR THE TTEE/CUST PL 008
EVONIK CORPORATION 401(K)
2 TURNER PL
PISCATAWAY NJ 08854-3839
Y CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
FBO PLIC VARIOUS RETIREMENT PLANS	$ 22,281,163.70	863,611.00	11.25
OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH STREET
DES MOINES IA 50392-0001*
LPL FINANCIAL	$ 38,028,119.36	1,473,958.12	19.19
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
B-41

NATIONAL FINANCIAL SERVICES LLC	$ 74,849,989.44	2,901,162.38	37.78
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
UBS WM USA	$ 13,597,093.66	527,019.13	6.86
0O0 11011 6100
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761*

American Beacon NIS Core Plus Bond Fund

A CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN BEACON ADVISORS	$ 84,200.00	10,000.00	76.84
220 LAS COLINAS BLVD E STE 1200
IRVING TX 75039-5500
PERSHING LLC	$ 25,382.29	3,014.52	23.16
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*
C CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN BEACON ADVISORS	$ 84,200.00	10,000.00	68.39
220 LAS COLINAS BLVD E STE 1200
IRVING TX 75039-5500
PERSHING LLC	$ 38,918.77	4,622.18	31.61
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*
R6 CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN BEACON ADVISORS	$ 3,962,100.00	470,000.00	61.25
220 LAS COLINAS BLVD E STE 1200
IRVING TX 75039-5500
B-42

MATRIX TRUST COMPANY CUST FBO	$ 2,506,675.87	297,351.82	38.75
NATIONAL INVESTMENT SERVICES RETIRE
PO BOX 52129
PHOENIX AZ 85072-2129
Y CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN BEACON ADVISORS	$ 84,300.00	10,000.00	100.00
220 LAS COLINAS BLVD E STE 1200
IRVING TX 75039-5500

American Beacon Small Cap Value Fund

A CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
EMPOWER TRUST FBO	$ 2,326,060.09	99,788.08	5.15
DICKINSON WRIGHT PLLC RETIREMENT AN
K SAVINGS PLAN
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002
EMPOWER TRUST FBO	$ 7,383,903.28	316,769.77	16.35
EMPLOYEE BENEFITS CLIENTS 401K
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002*
LINCOLN RETIREMENT SERVICES COMPANY	$ 3,208,795.95	137,657.48	7.11
FBO BCPS 403B
PO BOX 7876
FORT WAYNE IN 46801-7876
NATIONAL FINANCIAL SERVICES LLC	$ 3,165,488.01	135,799.57	7.01
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
UMB BANK CUSTODIAN	$ 2,431,347.08	104,304.89	5.38
SECURITY FINANCIAL RESOURCES
1 SW SECURITY BENEFIT PL
TOPEKA KS 66636-1000*
B-43

Advisor CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
DCGT AS TTEE AND/OR CUST	$ 5,265,225.78	223,197.36	16.68
FBO PLIC VARIOUS RETIREMENT PLANS
OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH STREET
DES MOINES IA 50392-0001*
NATIONAL FINANCIAL SERVICES LLC	$ 1,913,447.51	81,112.65	6.06
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
NATIONWIDE TRUST COMPANY FSB	$ 1,644,325.30	69,704.34	5.21
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029
TALCOTT RESOLUTION LIFE INSURANCE	$ 3,567,858.01	151,244.51	11.30
COMPANY
PO BOX 5051
HARTFORD CT 06102-5051
VOYA INSTITUTIONAL TRUST COMPANY	$ 5,290,701.13	224,277.28	16.76
ONE ORANGE WAY B3N
WINDSOR CT 06095-4773*
VOYA RETIREMENT INSURANCE AND	$ 1,757,492.47	74,501.59	5.57
ANNUITY COMPANY
ATTN MICHAEL KAMINSKI
ONE ORANGE WAY
WINDSOR CT 06095-4773*
C CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN ENTERPRISE INV SVCS	$ 667,825.17	30,989.57	7.76
707 2ND AVE S
MINNEAPOLIS MN 55402-2405*
CHARLES SCHWAB & CO INC	$ 1,314,818.50	61,012.46	15.29
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN STREET
SAN FRANCISCO CA 94105-1901*
B-44

DCGT AS TTEE AND/OR CUST	$ 1,177,434.64	54,637.34	13.69
FBO PLIC VARIOUS RETIREMENT PLANS
OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH STREET
DES MOINES IA 50392-0001*
LPL FINANCIAL	$ 2,093,677.71	97,154.42	24.34
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
Investor CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 68,523,953.81	2,855,164.74	22.78
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*
NATIONAL FINANCIAL SERVICES LLC	$ 146,572,249.67	6,107,177.07	48.73
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
R5 CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 568,602,225.15	22,341,934.19	25.38
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*
NATIONAL FINANCIAL SERVICES LLC	$ 873,873,276.24	34,336,867.44	39.01
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
B-45

R6 CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
MERRILL LYNCH PIERCE FENNER &	$ 103,000,356.92	4,048,756.16	5.61
SMITH INC (HOUSE ACCOUNT)
THE AMERICAN BEACON FUNDS
4800 DEER LAKE DR EAST
JACKSONVILLE FL 32246-6484*
NATIONAL FINANCIAL SERVICES LLC	$ 785,461,287.48	30,875,050.61	42.76
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
RELIANCE TRUST COMPANY FBO	$ 186,058,779.30	7,313,631.26	10.13
T ROWE PRICE RETIREMENT
PLAN CLIENTS
PO BOX 78446
ATLANTA GEORGIA 30357*
Y CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 33,772,135.39	1,356,310.66	7.41
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*
LPL FINANCIAL	$ 276,966,262.59	11,123,143.08	60.75
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
NATIONAL FINANCIAL SERVICES LLC	$ 45,648,376.44	1,833,268.13	10.01
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
B-46

American Beacon Shapiro Equity Opportunities Fund

A CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN BEACON ADVISORS	$ 84,862.87	6,655.91	100.00
220 LAS COLINAS BLVD E STE 1200
IRVING TX 75039-5500
C CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN BEACON ADVISORS	$ 84,281.15	6,646.78	100.00
220 LAS COLINAS BLVD E STE 1200
IRVING TX 75039-5500
Investor CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 537,453.51	41,857.75	28.86
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN TREASURY CAPITAL MKTS
101 MONTGOMERY 120KNY-13
SAN FRANCISCO CA 94104-4151*
NATIONAL FINANCIAL SERVICES LLC	$ 1,133,781.90	88,300.77	60.88
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
R5 CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
MAC & CO A/C 224166	$ 18,451,653.80	1,417,177.71	29.58
ATTN: MUTUAL FUND OPERATIONS
500 GRANT STREET
ROOM 151-1010
PITTSBURGH PA 15219-2502
MAC & CO A/C 880967	$ 36,619,260.12	2,812,539.18	58.71
ATTN: MUTUAL FUND OPERATIONS
500 GRANT STREET
ROOM 151-1010
PITTSBURGH PA 15219-2502
B-47

Y CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 52,596,368.91	4,055,232.76	38.89
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN TREASURY CAPITAL MKTS
101 MONTGOMERY 120KNY-13
SAN FRANCISCO CA 94104-4151*
CURRIE & CO C/O FIDUCIARY TRUST CO	$ 13,948,809.70	1,075,467.21	10.31
INTL PARTNERSHIP
PO BOX 3199
NEW YORK NY 10008-3199
NATIONAL FINANCIAL SERVICES LLC	$ 33,928,774.70	2,615,942.54	25.09
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*

American Beacon Shapiro SMID Cap Equity Fund

A CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN ENTERPRISE INV SVCS	$ 236,050.87	19,753.21	9.46
707 2ND AVE S
MINNEAPOLIS MN 55402-2405*
EMPOWER ANNUITY INSURANCE	$ 243,906.77	20,410.61	9.77
FUTURE FUNDS II
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002
FIIOC FBO	$ 144,353.87	12,079.82	5.78
ALLIANCE HEALTH INC RETIREMENT PLAN
100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987
B-48

MORGAN STANLEY SMITH BARNEY LLC	$ 298,277.07	24,960.42	11.95
FOR THE EXCLUSIVE BENE OF ITS CUST
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1965*
PERSHING LLC	$ 184,433.38	15,433.76	7.39
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*
RAYMOND JAMES	$ 142,456.11	11,921.01	5.71
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100*
STATE STREET BANK TTEE CUSTODIAN	$ 193,822.64	16,219.47	7.77
CUST FBO ADP ACCESS 401K PLAN
401(K) PLAN
1 LINCOLN STREET
BOSTON MA 02111-2901
UBS WM USA	$ 164,884.73	13,797.89	6.61
0O0 11011 6100
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761*
C CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
LPL FINANCIAL	$ 80,171.26	6,788.42	9.55
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
NATIONAL FINANCIAL SERVICES LLC	$ 185,066.33	15,670.31	22.04
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
B-49

PERSHING LLC	$ 224,362.64	18,997.68	26.72
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*
UBS WM USA	$ 195,792.82	16,578.56	23.32
0O0 11011 6100
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761*
Investor CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 5,238,558.16	437,275.31	27.39
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN TREASURY CAPITAL MKTS
101 MONTGOMERY 120KNY-13
SAN FRANCISCO CA 94104-4151*
MORGAN STANLEY SMITH BARNEY LLC	$ 1,172,960.41	97,909.88	6.13
FOR THE EXCLUSIVE BENE OF ITS CUST
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1965*
NATIONAL FINANCIAL SERVICES LLC	$ 6,662,141.73	556,105.32	34.83
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
RELIANCE TRUST COMPANY FBO	$ 1,671,449.35	139,519.98	8.74
RETIREMENT PLANS SERVICED BY METLIF
C/O FASCORE LLC
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002
R5 CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 4,740,342.41	386,651.09	20.21
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN TREASURY CAPITAL MKTS
101 MONTGOMERY 120KNY-13
SAN FRANCISCO CA 94104-4151*
B-50

NATIONAL FINANCIAL SERVICES LLC	$ 4,257,029.23	347,229.14	18.15
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
STATE STREET BANK TTEE CUSTODIAN	$ 4,980,800.91	406,264.35	21.24
CUST FBO ADP ACCESS 401K PLAN
401(K) PLAN
1 LINCOLN STREET
BOSTON MA 02111-2901
VOYA RETIREMENT INSURANCE AND	$ 2,412,881.22	196,809.24	10.29
ANNUITY COMPANY
ATTN MICHAEL KAMINSKI
ONE ORANGE WAY
WINDSOR CT 06095-4773*
R6 CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
ASCENSUS TRUST COMPANY FBO	$ 142,459.14	11,619.83	11.20
GRAY STATION NEUROLOGY, PC 401(K) P
P.O. BOX 10758
FARGO ND 58106-0758
CHARLES SCHWAB & CO INC	$ 424,059.45	34,588.86	33.34
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN TREASURY CAPITAL MKTS
101 MONTGOMERY 120KNY-13
SAN FRANCISCO CA 94104-4151*
RELIANCE TRUST COMPANY FBO	$ 76,784.25	6,262.99	6.04
NIRA CONSULT
PO BOX 78446
ATLANTA GA 30357
STATE STREET BANK TTEE CUSTODIAN	$ 541,710.22	44,185.17	42.59
CUST FBO ADP ACCESS 401K PLAN
401(K) PLAN
1 LINCOLN STREET
BOSTON MA 02111-2901
B-51

Y CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 3,817,556.52	313,428.29	23.27
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN TREASURY CAPITAL MKTS
101 MONTGOMERY 120KNY-13
SAN FRANCISCO CA 94104-4151*
LPL FINANCIAL	$ 3,251,095.16	266,920.79	19.82
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
NATIONAL FINANCIAL SERVICES LLC	$ 2,149,732.41	176,496.91	13.10
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
UBS WM USA	$ 1,155,599.90	94,876.84	7.04
0O0 11011 6100
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761*

American Beacon SiM High Yield Opportunities Fund

A CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN ENTERPRISE INV SVCS	$ 2,781,187.81	320,044.63	7.48
707 2ND AVE S
MINNEAPOLIS MN 55402-2405*
LPL FINANCIAL	$ 6,461,722.83	743,581.45	17.37
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
B-52

MERRILL LYNCH PIERCE FENNER &	$ 2,372,569.28	273,022.93	6.38
SMITH INC (HOUSE ACCOUNT)
THE AMERICAN BEACON FUNDS
4800 DEER LAKE DR EAST
JACKSONVILLE FL 32246-6484*
MORGAN STANLEY SMITH BARNEY LLC	$ 2,803,167.98	322,573.99	7.54
FOR THE EXCLUSIVE BENE OF ITS CUST
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1965*
NATIONAL FINANCIAL SERVICES LLC	$ 3,760,499.54	432,738.73	10.11
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
RAYMOND JAMES	$ 2,649,219.09	304,645.85	7.12
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100*
UBS WM USA	$ 4,143,844.41	476,852.06	11.14
0O0 11011 6100
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761*
WELLS FARGO CLEARING SERVICES LLC	$ 3,978,464.08	457,820.95	10.69
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
2801 MARKET ST
ST LOUIS MO 63103-2523*
C CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
LPL FINANCIAL	$ 4,220,130.36	481,200.73	16.08
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
B-53

MERRILL LYNCH PIERCE FENNER &	$ 1,350,384.11	153,977.66	5.15
SMITH INC (HOUSE ACCOUNT)
THE AMERICAN BEACON FUNDS
4800 DEER LAKE DR EAST
JACKSONVILLE FL 32246-6484*
MORGAN STANLEY SMITH BARNEY LLC	$ 4,814,040.97	548,921.43	18.35
FOR THE EXCLUSIVE BENE OF ITS CUST
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1965*
NATIONAL FINANCIAL SERVICES LLC	$ 1,999,373.42	227,978.73	7.62
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
PERSHING LLC	$ 3,574,960.50	407,635.18	13.62
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*
UBS WM USA	$ 2,892,952.14	329,869.12	11.02
0O0 11011 6100
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761*
WELLS FARGO CLEARING SERVICES LLC	$ 3,979,686.11	453,784.05	15.17
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
2801 MARKET ST
ST LOUIS MO 63103-2523*
Investor CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 21,785,992.18	2,507,018.66	46.72
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*
B-54

MERRILL LYNCH PIERCE FENNER &	$ 2,651,314.95	305,099.53	5.69
SMITH INC (HOUSE ACCOUNT)
THE AMERICAN BEACON FUNDS
4800 DEER LAKE DR EAST
JACKSONVILLE FL 32246-6484*
NATIONAL FINANCIAL SERVICES LLC	$ 13,619,002.56	1,567,203.98	29.21
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
TD AMERITRADE INC FOR THE EXCLUSIVE	$ 3,330,100.42	383,210.64	7.14
BENEFIT OF OUR CLIENT
PO BOX 2226
OMAHA NE 68103-2226*
R5 CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
NATIONAL FINANCIAL SERVICES LLC	$ 120,326,349.40	13,783,086.99	33.07
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
SEI PRIVATE TRUST COMPANY	$ 99,542,366.98	11,402,332.99	27.36
C/O M&T BANK ID 337
ATTN: MUTUAL FUND ADMINISTRATOR
ONE FREEDOM VALLEY DRIVE
OAKS PA 19456-9989
UBS WM USA	$ 37,173,386.00	4,258,119.82	10.22
0O0 11011 6100
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761*
B-55

Y CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN ENTERPRISE INV SVCS	$ 61,123,026.68	7,001,492.17	7.94
707 2ND AVE S
MINNEAPOLIS MN 55402-2405*
CHARLES SCHWAB & CO INC	$ 81,458,910.98	9,330,917.64	10.58
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*
LPL FINANCIAL	$ 326,494,598.22	37,399,152.14	42.39
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
NATIONAL FINANCIAL SERVICES LLC	$ 52,533,857.89	6,017,624.04	6.82
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
UBS WM USA	$ 62,033,067.61	7,105,735.12	8.05
0O0 11011 6100
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761*
WELLS FARGO CLEARING SERVICES LLC	$ 40,883,990.47	4,683,160.42	5.31
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
2801 MARKET ST
ST LOUIS MO 63103-2523*
B-56

American Beacon SSI Alternative Income Fund

Investor CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 1,403,906.52	146,852.15	77.31
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*
NATIONAL FINANCIAL SERVICES LLC	$ 189,332.17	19,804.62	10.43
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
TD AMERITRADE INC FOR	$ 129,345.99	13,529.92	7.12
THE EXCLUSIVE BENEFIT OF OUR CLIENT
PO BOX 2226
OMAHA NE 68103-2226*
R5 CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN BEACON ADVISORS	$ 93,903.64	9,832.84	41.89
220 LAS COLINAS BLVD E STE 1200
IRVING TX 75039-5500
ASCENSUS TRUST COMPANY FBO	$ 130,267.51	13,640.58	58.11
REGION ORTHODONTICS LLC 401(K) PLAN
P.O. BOX 10758
FARGO ND 58106-0758
Y CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
LPL FINANCIAL	$ 5,892,803.42	617,047.48	5.92
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
B-57

NATIONAL FINANCIAL SERVICES LLC	$ 6,402,375.14	670,405.77	6.43
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
SEI PRIVATE TRUST COMPANY	$ 56,518,866.08	5,918,205.87	56.80
C/O FIRST HAWAIIAN BANK
ONE FREEDOM VALLEY DR
OAKS PA 19456-9989
TD AMERITRADE INC FOR	$ 5,833,317.46	610,818.58	5.86
THE EXCLUSIVE BENEFIT OF OUR CLIENT
PO BOX 2226
OMAHA NE 68103-2226*
WELLS FARGO BANK NA FBO	$ 18,732,763.64	1,961,545.93	18.83
OMNIBUS CASH
XXXX0
PO BOX 1533
MINNEAPOLIS MN 55480-1533*

American Beacon Stephens Mid-Cap Growth Fund

A CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN ENTERPRISE INV SVCS	$ 453,190.20	17,043.63	7.52
707 2ND AVE S
MINNEAPOLIS MN 55402-2405*
CHARLES SCHWAB & CO INC	$ 1,112,884.70	41,853.51	18.47
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN STREET
SAN FRANCISCO CA 94105-1901*
B-58

LPL FINANCIAL	$ 640,817.22	24,099.93	10.63
OMNIBUS CUSTOMER ACCOUNT
ATTN MUTUAL FUND TRADING
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
PERSHING LLC	$ 1,171,037.00	44,040.50	19.43
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*
RAYMOND JAMES	$ 1,393,716.02	52,415.04	23.13
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100*
WELLS FARGO CLEARING SERVICES LLC	$ 425,066.68	15,985.96	7.05
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
2801 MARKET ST
ST LOUIS MO 63103-2523*
C CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
EDWARD D JONES & CO	$ 145,688.10	6,141.99	6.69
FOR THE BENEFIT OF CUSTOMERS
12555 MANCHESTER RD
SAINT LOUIS MO 63131-3710*
LPL FINANCIAL	$ 390,313.50	16,455.04	17.91
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
MORGAN STANLEY SMITH BARNEY LLC	$ 433,697.31	18,284.04	19.90
FOR THE EXCLUSIVE BENE OF ITS CUST
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1965*
PERSHING LLC	$ 918,456.40	38,720.76	42.15
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*
RAYMOND JAMES	$ 130,107.24	5,485.13	5.97
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100*
B-59

Investor CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO., INC.	$ 1,709,055.27	63,866.04	6.26
SPECIAL CUSTODY ACCT FBO CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*
MERRILL LYNCH PIERCE FENNER &	$ 2,594,655.59	96,960.22	9.51
SMITH INC (HOUSE ACCOUNT)
THE AMERICAN BEACON FUNDS
4800 DEER LAKE DR EAST
JACKSONVILLE FL 32246-6484*
NATIONAL FINANCIAL SERVICES LLC	$ 16,266,087.71	607,850.81	59.60
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
PERSHING LLC	$ 3,347,878.17	125,107.56	12.27
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*
R5 CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
BAND & CO	$ 234,770,465.73	7,045,932.35	47.26
C/O US BANK NA
PO BOX 1787
MILWAUKEE WI 53201-1787
CHARLES SCHWAB & CO INC	$ 117,114,419.73	3,514,838.53	23.58
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN STREET
SAN FRANCISCO CA 94105-1901*
EMPOWER TRUST FBO	$ 29,445,991.62	883,733.24	5.93
EMPOWER BENEFIT PLANS
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002*
NATIONAL FINANCIAL SERVICES LLC	$ 36,043,010.52	1,081,723.01	7.26
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
B-60

VOYA RETIREMENT INSURANCE AND	$ 32,114,624.89	963,824.28	6.47
ANNUITY COMPANY
ATTN MICHAEL KAMINSKI
ONE ORANGE WAY
WINDSOR CT 06095-4773*
R6 CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
ASCENSUS TRUST COMPANY FBO	$ 2,079,645.22	62,358.18	6.98
ITI 401K PLAN 203380
P.O. BOX 10758
FARGO ND 58106-0758
LINCOLN RETIREMENT SERVICES COMPANY	$ 2,441,782.83	73,216.88	8.19
FBO ONEBLOOD 403(B) RETIREMENT PLAN
PO BOX 7876
FORT WAYNE IN 46801-7876
NATIONAL FINANCIAL SERVICES LLC	$ 9,366,264.00	280,847.50	31.42
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
PIMS/PRUDENTIAL RETIREMENT	$ 10,519,495.03	315,427.14	35.29
AS NOMINEE FOR THE TTEE/CUST PL 006
ATLANTIC UNION BANKSHARES CORP
1051 E CARY ST STE 1200
RICHMOND VA 23219-4044
Y CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
LPL FINANCIAL	$ 3,542,100.91	107,499.27	7.96
OMNIBUS CUSTOMER ACCOUNT
ATTN MUTUAL FUND TRADING
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
B-61

NATIONAL FINANCIAL SERVICES LLC	$ 18,589,455.44	564,171.64	41.79
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
PERSHING LLC	$ 13,233,109.77	401,611.83	29.75
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*
RAYMOND JAMES	$ 2,760,619.80	83,782.09	6.21
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100*

American Beacon Stephens Small Cap Growth Fund

A CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
NATIONAL FINANCIAL SERVICES LLC	$ 20,330,118.63	1,901,788.46	80.92
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
RAYMOND JAMES	$ 1,355,863.70	126,834.77	5.40
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100*
C CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
LPL FINANCIAL	$ 88,264.83	10,251.43	12.30
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
MORGAN STANLEY SMITH BARNEY LLC	$ 517,003.51	60,046.87	72.06
FOR THE EXCLUSIVE BENE OF ITS CUST
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1965*
B-62

RAYMOND JAMES	$ 71,144.83	8,263.05	9.92
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100*
Investor CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO., INC.	$ 5,469,866.81	499,531.22	35.11
SPECIAL CUSTODY ACCT FBO CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*
NATIONAL FINANCIAL SERVICES LLC	$ 1,829,911.09	167,115.17	11.75
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
PERSHING LLC	$ 6,057,501.57	553,196.49	38.88
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*
R5 CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO., INC.	$ 69,453,916.49	5,226,028.33	35.58
SPECIAL CUSTODY ACCT FBO CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*
EDWARD D JONES & CO	$ 29,647,785.11	2,230,834.09	15.19
FOR THE BENEFIT OF CUSTOMERS
12555 MANCHESTER RD
SAINT LOUIS MO 63131-3710*
MUIR & CO 3	$ 13,792,604.33	1,037,818.23	7.07
C/O FROST BANK TRUST DEPT
PO BOX 2950
SAN ANTONIO TX 78299-2950*
B-63

NATIONAL FINANCIAL SERVICES LLC	$ 38,803,136.30	2,919,724.33	19.88
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
R6 CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
MATRIX TRUST COMPANY TRUSTEE FBO	$ 8,676,934.82	650,932.85	19.75
RETIREMENT ADVOCATE AGGRESSIVE FUND
PO BOX 52129
PHOENIX AZ 85072-2129
MATRIX TRUST COMPANY TRUSTEE FBO	$ 9,828,574.60	737,327.43	22.38
RETIREMENT ADVOCATE MODERATE FUND
PO BOX 52129
PHOENIX AZ 85072-2129
MATRIX TRUST COMPANY TRUSTEE FBO	$ 6,175,817.80	463,302.16	14.06
RETIREMENT ADVOCATE MODERATE FUND
PO BOX 52129
PHOENIX AZ 85072-2129
NABANK & CO.	$ 10,463,954.09	784,992.81	23.82
PO BOX 2180
TULSA OK 74101-2180*
NATIONAL FINANCIAL SERVICES LLC	$ 4,970,643.14	372,891.46	11.32
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
Y CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO., INC.	$ 6,066,335.18	464,497.33	21.01
SPECIAL CUSTODY ACCT FBO CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*
LPL FINANCIAL	$ 5,533,259.51	423,679.90	19.17
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
B-64

NATIONAL FINANCIAL SERVICES LLC	$ 4,572,430.16	350,109.51	15.84
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
PERSHING LLC	$ 7,429,876.88	568,903.28	25.73
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*
RAYMOND JAMES	$ 2,182,432.69	167,108.17	7.56
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100*

American Beacon The London Company Income Equity Fund

A CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 7,469,783.30	349,545.31	5.19
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN STREET
SAN FRANCISCO CA 94105-1901*
MERRILL LYNCH PIERCE FENNER &	$ 81,810,662.02	3,828,294.90	56.79
SMITH INC (HOUSE ACCOUNT)
THE AMERICAN BEACON FUNDS
4800 DEER LAKE DR EAST
JACKSONVILLE FL 32246-6484*
MORGAN STANLEY SMITH BARNEY LLC	$ 11,909,172.45	557,284.63	8.27
FOR THE EXCLUSIVE BENE OF ITS CUST
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1965*
B-65

UBS WM USA	$ 8,693,768.04	406,821.15	6.04
0O0 11011 6100
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761*
WELLS FARGO CLEARING SERVICES LLC	$ 7,838,938.83	366,819.79	5.44
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
2801 MARKET ST
ST LOUIS MO 63103-2523*
C CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 5,073,922.91	239,448.93	10.25
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN STREET
SAN FRANCISCO CA 94105-1901*
LPL FINANCIAL	$ 2,628,551.56	124,046.79	5.31
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
MERRILL LYNCH PIERCE FENNER &	$ 11,997,718.93	566,197.21	24.23
SMITH INC (HOUSE ACCOUNT)
THE AMERICAN BEACON FUNDS
4800 DEER LAKE DR EAST
JACKSONVILLE FL 32246-6484*
MORGAN STANLEY SMITH BARNEY LLC	$ 5,756,677.55	271,669.54	11.63
FOR THE EXCLUSIVE BENE OF ITS CUST
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1965*
RAYMOND JAMES	$ 5,626,109.52	265,507.76	11.36
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100*
B-66

UBS WM USA	$ 4,830,123.65	227,943.54	9.76
0O0 11011 6100
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761*
WELLS FARGO CLEARING SERVICES LLC	$ 6,573,535.10	310,218.74	13.28
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
2801 MARKET ST
ST LOUIS MO 63103-2523*
Investor CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 4,014,648.98	186,467.67	12.73
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*
NATIONAL FINANCIAL SERVICES LLC	$ 9,482,985.18	440,454.49	30.08
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
NATIONWIDE LIFE	$ 4,937,915.84	229,350.48	15.66
INSURANCE COMPANY (NACO)
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029
PIMS/PRUDENTIAL RETIREMENT	$ 3,549,354.49	164,856.22	11.26
AS NOMINEE FOR THE TTEE/CUST PL 740
IBEW LOCAL NO. 269 ANNUITY FUND
C/O I.E. SHAFFER & CO.
830 BEAR TAVERN ROAD
WEST TRENTON NJ 08628-1020
B-67

TD AMERITRADE INC FOR THE	$ 2,424,491.53	112,609.92	7.69
EXCLUSIVE BENEFIT OF OUR CLIENTS
PO BOX 2226
OMAHA NE 68103-2226*
R5 CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
NATIONAL FINANCIAL SERVICES LLC	$ 285,826,681.99	13,214,363.48	49.58
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
PERSHING LLC	$ 132,798,191.23	6,139,537.27	23.04
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*
SEI PRIVATE TRUST COMPANY	$ 34,326,268.99	1,586,974.99	5.95
C/O JOHNSON BANK ID 243
ATTN: MUTUAL FUND ADMINISTRATOR
ONE FREEDOM VALLEY DRIVE
OAKS PA 19456-9989
R6 CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
NATIONAL FINANCIAL SERVICES LLC	$ 4,686,837.17	216,082.86	98.40
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
Y CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 58,085,760.30	2,702,920.44	6.04
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*
B-68

LPL FINANCIAL	$ 64,388,160.67	2,996,191.75	6.70
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
MERRILL LYNCH PIERCE FENNER &	$ 256,158,904.76	11,919,911.81	26.64
SMITH INC (HOUSE ACCOUNT)
THE AMERICAN BEACON FUNDS
4800 DEER LAKE DR EAST
JACKSONVILLE FL 32246-6484*
MORGAN STANLEY SMITH BARNEY LLC	$ 87,320,612.34	4,063,313.74	9.08
FOR THE EXCLUSIVE BENE OF ITS CUST
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1965*
NATIONAL FINANCIAL SERVICES LLC	$ 133,867,844.18	6,229,308.71	13.92
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
PERSHING LLC	$ 51,371,763.97	2,390,496.23	5.34
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*
TD AMERITRADE INC FOR THE	$ 57,999,423.71	2,698,902.92	6.03
EXCLUSIVE BENEFIT OF OUR CLIENTS
PO BOX 2226
OMAHA NE 68103-2226*
UBS WM USA	$ 144,408,115.40	6,719,782.01	15.02
0O0 11011 6100
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761*

B-69

American Beacon TwentyFour Sustainable Short Term Bond Fund

A CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN BEACON ADVISORS	$ 89,523.81	10,582.01	64.22
220 LAS COLINAS BLVD E STE 1200
IRVING TX 75039-5500
CHARLES SCHWAB & CO INC	$ 45,823.23	5,416.46	32.87
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*
C CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN BEACON ADVISORS	$ 82,427.51	10,015.49	12.86
220 LAS COLINAS BLVD E STE 1200
IRVING TX 75039-5500
PERSHING LLC	$ 558,647.74	67,879.43	87.14
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*
R6 CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
AMERICAN BEACON ADVISORS	$ 8,335,481.21	971,501.31	100.00
220 LAS COLINAS BLVD E STE 1200
IRVING TX 75039-5500
Y CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 3,839,007.97	451,648.00	53.11
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*
B-70

NATIONAL FINANCIAL SERVICES LLC	$ 2,529,135.02	297,545.30	34.99
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
PERSHING LLC	$ 757,578.64	89,126.90	10.48
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*

American Beacon TwentyFour Strategic Income Fund

A Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 581,081.33	73,091.99	11.11
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN STREET
SAN FRANCISCO CA 94105-1901*
LPL FINANCIAL	$ 489,085.91	61,520.24	9.35
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
MORGAN STANLEY SMITH BARNEY LLC	$ 520,637.06	65,488.94	9.96
FOR THE EXCLUSIVE BENE OF ITS CUST
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1965*
PERSHING LLC	$ 2,383,135.99	299,765.53	45.57
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*
B-71

WELLS FARGO CLEARING SERVICES LLC	$ 452,156.11	56,874.98	8.65
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
2801 MARKET ST
ST LOUIS MO 63103-2523*
C Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 985,520.32	124,591.70	19.13
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN STREET
SAN FRANCISCO CA 94105-1901*
LPL FINANCIAL	$ 327,716.62	41,430.67	6.36
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
MORGAN STANLEY SMITH BARNEY LLC	$ 794,285.41	100,415.35	15.42
FOR THE EXCLUSIVE BENE OF ITS CUST
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1965*
PERSHING LLC	$ 1,313,273.92	166,027.04	25.49
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*
WELLS FARGO CLEARING SERVICES LLC	$ 1,322,174.10	167,152.23	25.67
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
2801 MARKET ST
ST LOUIS MO 63103-2523*
Investor CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 792,050.73	99,880.29	7.76
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*
B-72

PERSHING LLC	$ 8,856,459.23	1,116,829.66	86.82
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001*
R5 CLASS
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 3,241,185.83	400,146.40	41.58
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*
NATIONAL FINANCIAL SERVICES LLC	$ 1,345,167.43	166,070.05	17.25
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
SEI PRIVATE TRUST COMPANY	$ 3,121,731.83	385,398.99	40.04
C/O ID 225
ATTN MUTUAL FUNDS
1 FREEDOM VALLEY DR
OAKS PA 19456-9989
Y Class
Shareholder Name and Address	Account Value $	Number of Shares	% of Class
CHARLES SCHWAB & CO INC	$ 7,000,796.11	868,585.13	7.74
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151*
EMPOWER TRUST FBO	$ 4,822,377.62	598,309.88	5.33
EMPLOYEE BENEFITS CLIENTS 401K
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002*
B-73

LPL FINANCIAL	$ 17,011,301.59	2,110,583.32	18.81
A/C 1000-0005
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
MORGAN STANLEY SMITH BARNEY LLC	$ 8,445,457.56	1,047,823.52	9.34
FOR THE EXCLUSIVE BENE OF ITS CUST
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1965*
NATIONAL FINANCIAL SERVICES LLC	$ 15,463,892.00	1,918,597.02	17.10
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995*
UBS WM USA	$ 6,539,099.80	811,302.70	7.23
0O0 11011 6100
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761*
WELLS FARGO CLEARING SERVICES LLC	$ 11,876,713.52	1,473,537.66	13.14
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
2801 MARKET ST
ST LOUIS MO 63103-2523*

American Beacon U.S. Government Money Market Select Fund

Shareholder Name and Address	Account Value $	Number of Shares	% of Class
STATE STREET BANK & TRUST	$ 39,874,303.00	39,874,303.00	6.84
FBO AMERICAN BEACON LARGE CAP
VALUE FUND
220 LAS COLINAS BLVD E STE 1200
IRVING TX 75039-5500
B-74

STATE STREET BANK AND TRUST	$ 471,782,180.83	471,782,180.83	80.88
FBO AMERICAN BEACON
1776 HERITAGE DR
QUINCY MA 02171-2119

B-75

APPENDIX C

OFFICERS OF THE TRUSTS, AND DIRECTORS AND OFFICERS OF THE MANAGER AND AFFILIATED SUB-ADVISORS

None of the current Trustees of the Trusts is an officer or director of the Manager or an Affiliated Sub-Advisor.

The Trusts

Name	Position with the Trust
Jeffrey K. Ringdahl	President
Rosemary K. Behan	Vice President
Paul B. Cavazos	Vice President
Erica B. Duncan	Vice President
Rebecca L. Harris	Vice President
Terri L. McKinney	Vice President
Samuel J. Silver	Vice President
Melinda G. Heika	Vice President
Gregory Stumm	Vice President
Sonia L. Bates	Principal Accounting Officer and Treasurer
Christina E. Sears	Chief Compliance Officer
Shelley L. Dyson	Assistant Treasurer
Shelley D. Abrahams	Assistant Secretary
Michael D. Jiang	Assistant Secretary
Teresa A. Oxford	Assistant Secretary
H Bradley Vogt*	Assistant Secretary

* Mr. Vogt is only an officer of the American Beacon Select Trust

C-1

American Beacon Advisors, Inc.

Name	Role with Manager	Principal Occupation (If Applicable)
Christopher L. Collins	Director	Co-Chief Executive Officer, Kelso
Stephen C. Dutton	Director	Investment Partner, Kelso
Takashi B. Moriuchi	Director	Managing Director and Co-Founder, Estancia Capital Partners
Jeffrey K. Ringdahl	President and Chief Executive Officer, Director	President and Chief Executive Officer, American Beacon Advisors, Inc.; President and Chief Executive Officer, Resolute Investment Managers, Inc.; President, each of Resolute Entities; President and Chief Executive Officer, Resolute Investment Distributors, Inc.; President and Chief Executive Officer, Resolute Investment Services, Inc.; Manager, American Private Equity Management, LLC
Rosemary K. Behan	Senior Vice President and Secretary	N/A
Paul B. Cavazos	Senior Vice President	N/A
Erica B. Duncan	Vice President	N/A
Rebecca L. Harris	Senior Vice President	N/A
Terri L. McKinney	Senior Vice President	N/A
Samuel J. Silver	Vice President	N/A
Melinda G. Heika	Senior Vice President and Treasurer	N/A
Gregory Stumm	Senior Vice President	N/A
C-2

Sonia L. Bates	Assistant Treasurer, Vice President, Tax and Fund Reporting	N/A
Melinda S. Blackwill	Vice President and Controller, Assistant Treasurer	N/A
Christina E. Sears	Vice President	N/A
Bo Ragsdale	Vice President	N/A
Claire L. Stervinou	Assistant Treasurer	N/A
Teresa A. Oxford	Assistant Secretary	N/A
Michael D. Jiang	Assistant Secretary	N/A

National Investment Services of America, LLC

Name	Role with Sub-Advisor	Principal Occupation (If Applicable)
Robert P. Brooks	Chairman and Chief Executive Officer, Director	Chairman and Chief Executive Officer, National Investment Services of America, LLC
Norman E. Sidler	Principal, Managing Partner, Director	Principal, Managing Partner, National Investment Services of America, LLC
Bartlett J. McCartin	Principal, Managing Partner, Director	Principal, Managing Partner, National Investment Services of America, LLC
John P. Fremgen	Principal, Managing Partner, Director	Principal, Managing Partner, National Investment Services of America, LLC
C-3

Scott O. Van Lith	Chief Financial Officer and Secretary	N/A
Jason C. Berrie	Chief Investment Officer, Director	Chief Investment Officer, National Investment Services of America, LLC
Jeffrey K. Ringdahl	Director	President and Chief Executive Officer, American Beacon Advisors, Inc.; President and Chief Executive Officer, Resolute Investment Managers, Inc.; President, each of Resolute Entities; President and Chief Executive Officer, Resolute Investment Distributors, Inc.; President and Chief Executive Officer, Resolute Investment Services, Inc.; Manager, American Private Equity Management, LLC
Rebecca L. Harris	Director	Senior Vice President, American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc.; Senior Vice President, Resolute Investment Services, inc.
C-4

Shapiro Capital Management LLC

Name	Role with Sub-Advisor	Principal Occupation (If Applicable)
Michael A. McCarthy	Chief Investment Officer, Secretary, Director	Chief Investment Officer, Shapiro Capital Management LLC
Harry B. Shapiro	Executive Vice President, Director	Director of Research, Shapiro Capital Management LLC
Jeffrey K. Ringdahl	Director	President and Chief Executive Officer, American Beacon Advisors, Inc.; President and Chief Executive Officer, Resolute Investment Managers, Inc.; President, each of Resolute Entities; President and Chief Executive Officer, Resolute Investment Distributors, Inc.; President and Chief Executive Officer, Resolute Investment Services, Inc.; Manager, American Private Equity Management, LLC
Louis S. Shapiro	President, Chief Financial Officer, Director	President and Chief Financial Officer, Shapiro Capital Management LLC
Rebecca L. Harris	Director	Senior Vice President, American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc.; Senior Vice President, Resolute Investment Services, inc.
C-5

SSI Investment Management LLC

Name	Role with Sub-Advisor	Principal Occupation (If Applicable)
George M. Douglas	Chief Investment Officer, Managing Principal, Director	Chief Investment Officer, SSI Investment Management LLC
Syed F. Mehdi	President, Chief Compliance Officer, Director	President and Chief Compliance Officer, SSI Investment Management LLC
Ravi Malik	Principal, Portfolio Manager, Director	Portfolio Manager, SSI Investment Management LLC
Maria Ruiz	Secretary	N/A
Jeffrey K. Ringdahl	Director	President and Chief Executive Officer, American Beacon Advisors, Inc.; President and Chief Executive Officer, Resolute Investment Managers, Inc.; President, each of Resolute Entities; President and Chief Executive Officer, Resolute Investment Distributors, Inc.; President and Chief Executive Officer, Resolute Investment Services, Inc.; Manager, American Private Equity Management, LLC
Rebecca L. Harris	Director	Senior Vice President, American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc.; Senior Vice President, Resolute Investment Services, inc.
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The address of each of the persons set forth above with respect to the Trusts and the Manager, and for Jeffrey K. Ringdahl and Rebecca L. Harris with respect to all other entities, is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Other than Jeffrey K. Ringdahl and Rebecca L. Harris, the address of each of the persons set forth above is as follows: with respect to National Investment Services of America, LLC, 777 East Wisconsin Avenue, Suite 2350, Milwaukee, Wisconsin 53202; with respect to Shapiro Capital Management LLC, 3060 Peachtree Road NW, Suite 1555, Atlanta, Georgia 30305; and with respect to SSI Investment Management LLC, 2121 Avenue of the Stars, Suite 2050, Los Angeles, California 90067. These addresses are not expected to change after the Closing.

Approximately 1.0% of the Current Ownership Group consists of certain of the officers of the Trusts, who are also officers of the Manager (“Trust Officer Ownership Group”). Pursuant to the Transaction Agreement, all equity interests will be cancelled at Closing, including those held by the Trust Officer Ownership Group, and there will be no further cash distributions to any member of the Current Ownership Group as a result of the Transaction.

The members of the Trust Officer Ownership Group were granted equity units in the equity incentive plans established per RIH’s Limited Liability Company Agreement or the Phantom Unit Appreciation Plan (collectively, the “Plans”). The Plans will be terminated upon Closing of the Transaction, and there will be no further cash distributions to any member of the Current Ownership Group, which includes the Trust Officer Ownership Group.

The New Ownership Group has committed to the implementation of a Management Incentive Plan (“MIP”). The key details and precise participants in the MIP will be determined by the board of managers of the New Ownership Group in connection with or shortly after Closing. Thus, the Trust Officer Ownership Group may have an interest in the Transaction as it relates to the shareholder approval of the New Management Agreements as required for consummation of the Transaction.

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APPENDIX D

MANAGEMENT AGREEMENT –
AMERICAN BEACON FUNDS AND AMERICAN BEACON SELECT FUNDS

AMERICAN BEACON FUNDS

AMERICAN BEACON SELECT FUNDS

MANAGEMENT AGREEMENT

This Management Agreement (“Agreement”) is made as of_____________, 2023, by and among the American Beacon Funds and the American Beacon Select Funds, each a Massachusetts business trust (each, a “Trust”), on behalf of each Fund of a Trust listed on Schedule A hereto, as may be amended from time to time (each, a “Fund”), and American Beacon Advisors, Inc., a Delaware corporation (“Manager”).

WHEREAS, each Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company consisting of one or more separate Funds, each having its own assets and investment objective(s), policies and restrictions and with each of the American Beacon Funds having one or more classes of shares (“Class”) as listed on Schedule A hereto, as may be amended from time to time; and

WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and as a commodity pool operator (“CPO”) with the Commodity Futures Trading Commission (“CFTC”) and is a member of the National Futures Association (“NFA”);

WHEREAS, each Trust desires to retain the Manager to provide investment advisory and administrative services to each Fund pursuant to the terms and provisions of this Agreement, and the Manager is willing to furnish such services; and

WHEREAS, pursuant to Section 12 of this Agreement, the parties may amend this Agreement by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, provided, however, that, no material amendment of this Agreement as to a given Fund shall be effective until approved by the Board of Trustees of the Trusts (the “Board”) and such Fund shareholders to the extent required by the 1940 Act.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment. Each Trust hereby appoints the Manager to serve as the investment adviser and administrator of the Trust and each Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein set forth for compensation as set forth on Schedule A. In the performance of its duties, the Manager will act in the best interests of each Trust and each Fund and will perform its duties hereunder for

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each Trust and each Fund in conformity with (a) applicable laws and regulations, including, but not limited to, the 1940 Act, the Advisers Act, and the Commodity Exchange Act, as amended (“CEA”), and the rules and regulations under each such act, (b) the terms of this Agreement, (c) the investment objectives, policies and restrictions of each applicable Fund as stated in each Trust’s currently effective registration statement under the Securities Act of 1933, as amended, and the 1940 Act, (d) each Trust’s Declaration of Trust and Bylaws, and (e) such other guidelines as the Board reasonably may establish or approve. The Manager shall for all purposes herein be an independent contractor and will have no authority to act for or represent a Trust or Fund in any way or otherwise be deemed to be an agent of a Trust or Fund unless expressly authorized in this Agreement or in another appropriate written format.

2. Duties of the Manager.

(a) Investment Program. Subject to supervision by the Board, the Manager will provide a continuous investment program for each Fund and shall determine what securities, commodity interests and other investments will be purchased, retained, sold or loaned by each Fund and what portion of such assets will be invested or held uninvested as cash. The Manager will exercise full discretion and act for each Fund in the same manner and with the same force and effect as such Fund itself might or could do with respect to purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. The Manager will be responsible for preserving the confidentiality of information concerning the holdings, transactions, and business activities of each Trust and each Fund in conformity with the requirements of the 1940 Act, other applicable laws and regulations, and any policies that are approved by the Board.

(b) Securities Lending Activities. The Manager shall provide the following services with respect to securities lending activities on behalf of each Fund that engages in such activities: (i) assist the securities lending agent for each such Fund (the “Agent”) to determine which securities are available for loan, (ii) monitor the Agent’s activities to ensure that securities loans are effected in accordance with the Manager’s instructions and in accordance with applicable procedures and guidelines adopted by the Board, (iii) make recommendations to the Board regarding eligible Funds to participate in securities lending; (iv) prepare appropriate periodic reports for, and seek appropriate periodic approvals from, the Board with respect to securities lending activities, (v) respond to Agent inquiries concerning Agent’s activities, and (vi) such other related duties as may be necessary or appropriate.

(c) Exercise of Rights. The Manager, unless and until otherwise directed by the Board, will exercise all rights of security holders with respect to securities held by each Fund, including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; acting as a claimant in class action litigation (including litigation with respect to securities previously held), and exercising rights in the context of a bankruptcy or other reorganization.

(d) Execution of Transactions and Selection of Broker Dealers. The Manager shall be responsible for effecting transactions for each Fund and selecting brokers, dealers or futures commission merchants to execute such transactions for each Fund. In the selection of brokers or dealers (which may include brokers or dealers affiliated with the Manager) and the placement of orders for the purchase and sale of portfolio investments for each Fund, the Manager shall use its

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best efforts to obtain for each Fund the best execution available, except to the extent that it may be permitted to pay higher brokerage commissions for brokerage or research services as described below. In using its best efforts to obtain the best execution available, the Manager, bearing in mind each Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of execution and research services provided by the broker or dealer. Subject to such policies as the Board may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage or research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to such Fund and to other clients of the Manager as to which the Manager exercises investment discretion. Each Trust hereby agrees that any entity or person associated with the Manager which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of a Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and the Trusts hereby consent to the retention of compensation for such transactions.

(e) Administrative Services. Subject to the general direction and control of each Trust’s Board and the provisions of this Agreement, the Manager shall supervise all aspects of the operations of the Trust and provide to each Fund and its Classes, at the Manager’s cost and expense, all administrative and clerical services as deemed necessary or advisable for the operation of such Funds and Classes, including without limitation those services set forth on Schedule C attached hereto, as may be amended from time to time. The Manager can use any of its officers and employees to provide any of the services or reports required under this Agreement. In performing its duties hereunder, the Manager shall provide, at its expense, appropriate office space (which may be space within the offices of the Manager), office furnishings, facilities, equipment, utilities and supplies as required for administering the operations and conducting the business of each Fund, and the secretarial, administrative and clerical personnel required to provide or supervise the provision of services under this Agreement.

(f) Reports to the Board. Upon request, the Manager shall provide to the Board such analyses and reports as may be required by law or otherwise reasonably required to fulfill its responsibilities under this Agreement.

(g) Reports to each Fund. The Manager shall prepare and furnish to each Fund such reports, statistical data and other information in such form and at such intervals as such Fund may reasonably request.

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(h) Delegation of Authority.

(i) Any of the duties specified in Paragraphs 2(a) through 2(d) with respect to one or more Funds may be delegated by the Manager, at a Fund’s expense (unless designated otherwise in Schedule A), to an appropriate party, including an affiliated party (“Subadviser”), subject to such approval by the Board and shareholders of the applicable Fund to the extent required by the 1940 Act. The retention of one or more Subadvisers by the Manager pursuant to this Paragraph 2(h)(i) shall in no way reduce the obligations of the Manager under this Agreement and the Manager shall be responsible to each Trust for all acts or omissions of each Subadviser in connection with the performance of the Manager’s duties under this Agreement. In connection with the delegation of responsibilities to a Subadviser, the Manager shall:

I.	Oversee the performance of delegated functions by each Subadviser and furnish the Board with periodic reports concerning the performance of delegated responsibilities by the Subadviser;
II.	Allocate the portion of the assets of a Fund to be managed by one or more Subadvisers for such Fund and coordinate the activities of all Subadvisers;
III.	As appropriate, recommend replacement of a Subadviser or the addition of a Subadviser, subject to the necessary approvals under the 1940 Act; and
IV.	Oversee the activities of a lead Subadviser, to the extent any of the foregoing functions are performed by a lead Subadviser.

(ii) Any of the functions specified in Paragraph 2(e) with respect to any or all of the Funds may be delegated by the Manager, at the Manager’s expense, to another appropriate party (including an affiliated party), subject to approval by the Board of Trustees. The Manager shall oversee the performance of delegated functions by any such party and shall furnish to each Trust periodic evaluations and analyses concerning the performance of delegated responsibilities by those parties.

(i) CPO Registration. The Manager is registered with the CFTC as a CPO and is a member of the NFA. The Manager shall maintain such registration or license in effect and in good standing at all times during the term of this Agreement to the extent required for the Manager to perform its duties hereunder.

3. Services Not Exclusive. The services furnished by the Manager hereunder are not to be deemed exclusive and the Manager shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Manager, who may also be a Trustee, officer, or employee of a Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or dissimilar nature.

4. Compliance with Rule 38a-1. The Manager shall maintain policies and procedures that are reasonably designed to prevent violations of the federal securities laws (including, but not limited to, the laws applicable to each Trust’s registration statement and public offering documents), and shall employ personnel to administer the policies and procedures who have the requisite level of skill and competence required to effectively discharge its responsibilities. The Manager shall also provide the Trusts’ chief compliance officer with periodic reports regarding its compliance with the federal securities laws, and shall promptly provide special reports in the event of any material violation of the federal securities laws.

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5. Information to Manager. Each Trust shall cause its officers, advisers, distributors, legal counsel, independent accountants, transfer agent, and any other service provider to cooperate with the Manager and to provide the Manager, upon its reasonable request, with such information, documents and advice relating to such Trust and a Fund, including but not limited to, such copies of that Fund’s prospectus, statement of additional information, financial statements, proxy statements, reports, and other information relating to its business and affairs as is within the possession or knowledge of such persons as the Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement. The Manager may consult with legal counsel to the appropriate Fund, at such Fund’s expense, and shall not be liable for any action taken or omitted to be taken in good faith and with due care in accordance with such instructions or with the advice or opinion of such legal counsel.

6. Books and Records. The Manager will maintain all accounts, books and records with respect to each Fund or Class relating to the services it provides pursuant to this Agreement, as are required pursuant to the 1940 Act, Advisers Act, the CEA and the rules and regulations under each such act. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that all records which it maintains for each Trust are the property of that Trust and further agrees to surrender promptly to the Trust any of such records upon a Trust’s request. The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act, as such rules may be amended from time to time.

7. Confidentiality. The Manager shall be responsible for preserving the confidentiality of information concerning the holdings, transactions, and business activities of each Fund in conformity with the requirements of the 1940 Act, other applicable laws and regulations, and any policies that are approved by the Board.

8. Expenses of the Manager and the Trusts. During the term of this Agreement, each Fund will bear all fees and expenses not specifically waived, assumed or agreed to be paid by the Manager and incurred in its operations and the offering of its shares; provided, however, the Manager, at its expense, shall furnish each Fund with all necessary facilities, equipment, supplies and personnel required to perform the administrative services contemplated under Paragraph 2(e) of this Agreement. The Manager shall also be responsible for paying the salaries, expenses and fees of any personnel that it furnishes to any Fund (including the salaries, expenses and fees of Trustees, officers and employees of a Trust who are officers, directors/trustees, partners, or employees of the Manager or its affiliates) required for such personnel to faithfully perform their duties under this Agreement; provided, however, that the parties may agree that a Trust may pay the compensation of the Trusts’ chief compliance officer or any other officer of the Trust. Expenses borne by each Fund will include, but not be limited to, the following (or each Fund’s proportionate share of the following): brokerage commissions and issue and transfer taxes relating to securities and commodity interest positions purchased or sold by the Fund or any losses incurred in connection therewith; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the Subadvisers; expenses of organizing the Fund; filing

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fees and expenses relating to the registration and qualification of the Fund’s shares under federal or state securities laws and maintaining such registrations and qualifications; distribution and service fees; securities lending fees; fees and salaries payable to the Trustees and officers of a Trust who are not officers, directors/trustees, partners or employees of the Manager or its affiliates; taxes (including any income or franchise taxes) and governmental fees; costs of any liability, uncollectible items of deposit and other insurance (including directors’ and officers’ errors and omissions insurance) or fidelity bonds; any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against a Trust or Fund for violation of any law; legal, accounting and auditing expenses, including legal fees of counsel to the Trusts or any Fund for services rendered to a Trust or the Fund and legal fees of special counsel for the independent trustees; charges of custodians, transfer agents, dividend disbursing agents, proxy voting services and expenses relating to proxy solicitation and tabulation services and services of other agents; costs of preparing share certificates; expenses of printing and mailing prospectuses and supplements thereto for shareholders, reports and statements to shareholders and proxy materials; all expenses incidental to holding shareholder and Board meetings; costs incurred for any pricing or valuation services; any expenses of the Manager resulting from new services necessitated by regulatory or legal changes affecting mutual funds occurring after the date of this Agreement (subject to prior notice by the Manager to the Board of Trustees); any extraordinary expenses (including fees and disbursements of counsel) incurred by a Trust or Fund; and fees and other expenses incurred in connection with membership in investment company organizations.

9. Compensation. For the services provided and the expenses assumed pursuant to this Agreement with respect to each Fund, each Trust will pay the Manager, effective as of the date set forth in Schedule B with respect to such Fund, a fee which is computed daily and paid monthly from each Fund’s assets at the annual rates as percentages of that Fund’s average daily net assets as set forth in the attached Schedule A, which Schedule can be modified from time to time to reflect changes in annual rates or the addition or deletion of a Fund from the terms of this Agreement, subject to appropriate approvals required by the 1940 Act. If this Agreement becomes effective or terminates with respect to any Fund before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. Any fees payable by a Fund to a Subadviser pursuant to a separate agreement among a Trust, on behalf of a Fund, the Manager and a Subadviser, shall be in addition to the fees payable by the Fund to the Manager as set forth in Schedule A.

10. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Fund in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to a Trust or acting in any business of a Trust, to be rendering such services to or acting solely for a Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and, therefore, nothing in this Agreement is intended to limit the obligations of the Manager under such laws. This Paragraph 10 does not in any manner preempt any separate written indemnification commitments made by the Manager with respect to any matters encompassed by this Agreement.

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11. Duration and Termination.

(a) Effectiveness. This Agreement shall become effective with respect to each Fund upon the dates set forth in Schedule B, provided that, with respect to each Fund, this Agreement shall not take effect unless it has first been approved, to the extent required by the 1940 Act (i) by a vote of a majority of those members of the Board who are not parties to this Agreement or interested persons of any such party (“Independent Trustees”) cast in person at a meeting called for the purpose of voting on such approval, and (ii) by an affirmative vote of a majority of the outstanding voting securities of such Fund.

(b) Renewal. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the date a Fund was first added to the predecessor Management Agreement dated April 30, 2015. With respect to any new Fund, this Agreement will continue in effect for two years from the date the Fund is added to this Agreement. Thereafter, if not terminated, this Agreement shall continue in effect provided that such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act (and any related rules, orders and interpretations).

(c) Termination. Notwithstanding the foregoing, with respect to any Fund, this Agreement may be terminated at any time by vote of the Board, including a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of such Fund on 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the Manager. The Manager may at any time terminate this Agreement on 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to a Trust. This Agreement automatically and immediately will terminate in the event of its assignment. Termination of this Agreement pursuant to this Paragraph 11(c) shall be without the payment of any penalty. Termination of this Agreement with respect to a given Fund shall not affect the continued validity of this Agreement or the performance thereunder with respect to any other Fund.

12. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement as to a given Trust or Fund thereof shall be effective until approved by the Board and such Trust or Fund shareholders to the extent required by the 1940 Act.

13. Name of Trusts. Each Trust or any Fund may use the name “American Beacon Funds” or “American Beacon Select Funds” for only so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of the Manager. At such time as such an agreement shall no longer be in effect, a Trust and each Fund will (to the extent that it lawfully can) cease to use any name derived from American Beacon Advisors, Inc. or any successor organization.

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14. Trust and Shareholder Liability. The Manager is hereby expressly put on notice of the limitation of shareholder liability as set forth in each Trust’s Declaration of Trust and agrees that obligations assumed by a Trust pursuant to this Agreement shall be limited in all cases to a Trust and its assets, and if the liability relates to one or more Fund, the obligations hereunder shall be limited to the respective assets of that Fund. The Manager further agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of a Trust.

15. Non-Binding Agreement. This Agreement is executed by each Trust’s Trustees and/or officers in their capacities as Trustees and/or officers and the obligations of this Agreement are not binding upon any of them or the shareholders individually; rather, they are binding only upon the assets and property of that Trust.

16. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior amendments and understandings relating to the subject matter hereof, except as provided in Paragraph 10 of this Agreement.

17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

18. Definitions. As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person,” and “assignment” shall have the same meanings as such terms have in the 1940 Act.

19. Notices. All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trusts (attention: Secretary) or the Manager (attention: General Counsel) (or to such other address or contact as shall be designated by a Trust or the Manager in a written notice to the other party) in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed to be given on the date delivered or mailed in accordance with this Paragraph 19.

20. Force Majeure. The Manager shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Manager shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

21. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

22. The 1940 Act. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

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23. Headings. The headings in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

AMERICAN BEACON FUNDS AMERICAN BEACON SELECT FUNDS

By:
Jeffrey K. Ringdahl
President

AMERICAN BEACON ADVISORS, INC.

By:
Paul B. Cavazos
Senior Vice President
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AMERICAN BEACON FUNDS

AMERICAN BEACON SELECT FUNDS

Management Agreement

SCHEDULE A

I.	Base Management Fees for American Beacon Funds

As compensation pursuant to Paragraph 9 of the Management Agreement for services rendered pursuant to such Agreement (other than the securities lending services set forth in Paragraph 2(b) of the Agreement) for Funds with respect to which the Manager has delegated day-to-day management of some or all of the Fund’s portfolio assets to one or more Subadvisers pursuant to Section 2(h) of the Agreement, the American Beacon Funds shall pay to the Manager a fee, computed daily and paid monthly, at the following annual rates as a percentage of each applicable Fund’s average daily net assets:

	Traditional Asset Classes		Alternative Investments
	Multi-Manager	Single-Manager
Tier 1	First $5 billion	First $5 billion	First $1 billion
	0.40%	0.35%	0.425%
Tier 2	Next $5 billion	Next $5 billion	Next $4 billion
	0.375%	0.325%	0.40%
Tier 3	Next $5 billion	Next $10 billion	Next $5 billion
	0.35%	0.30%	0.375%
Tier 4	Next $15 billion	Over $20 billion	Over $10 billion
	0.325%	0.275%	0.35%
Tier 5	Over $30 billion
	0.30%

Schedule B sets forth the Funds to which the above fee schedule applies and identifies the appropriate fee schedule for each Fund. Funds with an effective on or before May 29, 2016, shall be considered grandfathered (“Grandfathered Fund”). With respect to the Traditional Asset Class Multi-Manager fee schedule, Grandfathered Funds shall be charged a fee at a rate of 0.35% on the first $15 billion in assets and Tier 4 and Tier 5 fee rates thereafter, as applicable. With respect to the Alternative Investments fee schedule, Grandfathered Funds shall be charged a fee at a rate of 0.35% on all assets.

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To the extent and for such periods of time that a Fund listed under this Section A invests all of its investable assets (i.e., securities and cash) in another registered investment company pursuant to a master-feeder arrangement, then the fee payable by such Fund pursuant to the foregoing schedule shall be reduced by 0.05%.

II.	Management Fees for American Beacon Select Funds

As compensation pursuant to Paragraph 9 of the Management Agreement for services rendered pursuant to such Agreement (other than the securities lending services set forth in Paragraph 2(b) of the Agreement), the American Beacon Select Funds shall pay to the Manager a fee, computed daily and paid monthly, at the following annual rates as a percentage of each applicable Fund’s average daily net assets:

1.	U.S. Government Money Market Select Fund 0.10%

To the extent and for such periods of time that a Fund listed under this Section II invests all of its investable assets (i.e., securities and cash) in another registered investment company pursuant to a master-feeder arrangement, then the fee payable by such Fund pursuant to the foregoing schedule shall be reduced by 0.10%.

III.	Additional Management Fees for Certain American Beacon Funds

For Funds with respect to which the Manager has not delegated day-to-day management of some or all of a Fund’s portfolio assets to a Subadviser pursuant to Section 2(h) of the Agreement, as additional compensation pursuant to Paragraph 9 of the Management Agreement for direct portfolio management of that portion of a Fund’s assets (which is in addition to the direct portfolio management services of a Fund’s short-term cash assets) rendered pursuant to such Agreement (other than the management and administrative services set forth in Paragraph 2 and the securities lending services set forth in Paragraph 2(b) of that Agreement), the American Beacon Funds shall pay to the Manager a fee, computed daily and paid monthly, at the following annual rates as a percentage of the portion of the Fund’s average daily net assets managed by the Manager:

Balanced Fund      0.15%

IV.	Securities Lending Fees

As compensation for services provided by the Manager in connection with securities lending activities of each Fund of a Trust, a lending Fund shall pay to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly investment income (the income earned in the form of interest, dividends and realized capital gains from the investment of cash collateral, plus any negative rebate fees paid by borrowers, less the rebate amount paid to borrowers as well as related expenses) and, with respect to collateral other than cash, a fee up to 10% of loan fees and demand premiums paid by borrowers.

Dated: ______________, 2023

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AMERICAN BEACON FUNDS
AMERICAN BEACON SELECT FUNDS

Management Agreement

SCHEDULE B

Fund	Effective Date	Fee Schedule	Grandfathered Fund
American Beacon AHL Managed Futures Strategy Fund	5/29/2016	Alternative Investments	Yes
American Beacon AHL TargetRisk Fund	12/31/2018	Traditional - Single Manager	n/a
American Beacon ARK Transformational Innovation Fund	1/27/2017	Traditional - Single Manager	n/a
American Beacon Balanced Fund	5/29/2016	Traditional - Multiple Manager	Yes
American Beacon Bridgeway Large Cap Growth Fund	5/29/2016	Traditional - Single Manager	n/a
American Beacon Bridgeway Large Cap Value Fund	5/29/2016	Traditional - Single Manager	n/a
American Beacon Developing World Income Fund	6/19/2018	Traditional - Single Manager	n/a
American Beacon Garcia Hamilton Quality Bond Fund	4/4/2016	Traditional - Single Manager	n/a
American Beacon International Equity Fund	5/29/2016	Traditional - Multiple Manager	Yes
American Beacon Large Cap Value Fund	5/29/2016	Traditional - Multiple Manager	Yes
American Beacon NIS Core Plus Bond Fund	9/10/2020	Traditional - Single Manager	n/a
American Beacon Shapiro Equity Opportunities Fund	9/12/2017	Traditional - Single Manager	n/a
American Beacon Shapiro SMID Cap Equity Fund	9/12/2017	Traditional - Single Manager	n/a
American Beacon SiM High Yield Opportunities Fund	5/29/2016	Traditional - Single Manager	n/a
American Beacon Small Cap Value Fund	5/29/2016	Traditional - Multiple Manager	Yes
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American Beacon FEAC Floating Rate Income Fund	5/29/2016	Traditional - Single Manager	n/a
American Beacon SSI Alternative Income Fund	5/17/2019	Traditional - Single Manager	n/a
American Beacon Stephens Mid-Cap Growth Fund	5/29/2016	Traditional - Single Manager	n/a
American Beacon Stephens Small Cap Growth Fund	5/29/2016	Traditional - Single Manager	n/a
American Beacon The London Company Income Equity Fund	5/29/2016	Traditional - Single Manager	n/a
American Beacon EAM International Small Cap Fund	1/16/2019	Traditional - Single Manager	n/a
American Beacon TwentyFour Sustainable Short Term Bond Fund	2/05/2020	Traditional - Single Manager	n/a
American Beacon TwentyFour Strategic Income Fund	4/3/2017	Traditional - Single Manager	n/a

Dated: _________________, 2023

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SCHEDULE C

Administrative Services

The Manager shall provide each Trust, its Funds and its Classes the following services pursuant to Paragraph 2(e) of the Management Agreement.

1.	Investigate and, with appropriate approval of the Board of Trustees, select and oversee necessary service companies to conduct certain operations of each Trust, including the Trust’s custodian, transfer agent, dividend disbursing agent, distributor, independent public accountants and legal counsel.
2.	Maintain or supervise the maintenance of all internal bookkeeping, accounting and auditing services and records in connection with the Trust’s investment and business activities in compliance with the applicable 1940 Act requirements.
3.	Assist the Trust in complying with the securities, tax and other laws and regulations of the United States and the various states and other jurisdictions in which the Trust does business.
4.	Administer the Funds’ interfund lending facility and lines of credit as needed for investment purposes and short-term liquidity needs.
5.	Develop pricing procedures for the Trust and oversee the implementation of the pricing procedures and fair valuation procedures for the Trust, disseminate NAV’s, prepare annual expense budgets and periodic accrual analyses, coordinate expense payments, prepare and distribute portfolio performance, monitor insurance levels and assist the Trust in obtaining insurance coverage, coordinate regulatory examinations, monitor, reconcile, collect and remit sales charges and CDSC charges for A and C shares, develop and implement procedures to ensure the continuous provision of services to the funds and their shareholders should a potentially disruptive event or cybersecurity threat occur at one of the funds’ critical service providers, and monitor frequent trading and ensure compliance with Rule 22c-2 of the 1940 Act.
6.	Arrange for the preparation and periodic updating of prospectuses and statements of additional information and supplements thereto, proxy materials, tax returns and reports to shareholders and the Securities and Exchange Commission (“SEC”); provided, however, that nothing in this paragraph is intended or shall be construed to require the Manager to bear any costs or expenses not otherwise assumed by it, including, for example, those expenses to be borne by the Fund as set forth in Paragraph 8 of the Management Agreement. These duties to be performed by the Manager hereunder shall include, but not be limited to, the following duties. The Manager shall prepare, or cause to be prepared, with the assistance of legal counsel and such other service providers as may be reasonable and appropriate: (a) all initial and amended registration statements on Form N-8A, Form N-1A, Form N-14 or similar or related forms of registrations promulgated by the SEC or other applicable regulators as may be necessary for the lawful operations of the Trusts, including any and all prospectuses, statements of additional information, exhibits and supplements thereto; (b) all proxy statements and related materials prepared pursuant to
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Schedule 14A, Form N-14 or similar or related forms promulgated by the SEC or other applicable regulators necessary for the lawful operations of the Trusts; (c) all periodic and other reports that must be filed with the SEC or other applicable regulators necessary for the lawful operations of the Trusts, including, but not limited to, the reports filed with the SEC on Form N-CSR, Form N-SAR, Form N-Q, Form N-PX and Form 24F-2; (d) all tax returns and any related reports necessary for the Trusts to comply with applicable federal, state and other tax laws (including, to the extent applicable, foreign tax laws) and to operate in a manner consistent with registration statement and other public disclosures relating to the tax consequences of an investment in shares of the Trusts; and (e) such other filings and reports, including state law filings relating to the Trusts’ ongoing existence and operations, as shall be reasonably necessary to comply with applicable laws and regulations.

7.	Make available and provide to the Trust: (a) financial, accounting and statistical information required by the Trust in the preparation of registration statements, reports and other documents required by federal securities laws and the securities laws of the states and other jurisdictions in which the Trust’s shares are sold; (b) such information as the Trust may reasonably request for use in the preparation of registration statements, reports and other documents required by federal securities laws and the securities laws of the states and other jurisdictions in which the Trust’s shares are sold; and (c) such information as the Trust may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the distribution of the Trust’s shares.
8.	Respond to shareholder inquiries, conduct correspondence and facilitate other communications with shareholders.
9.	Make available its officers and employees to the Trustees and officers of the Trust for consultation and discussions regarding the administration and management of the Trust and its investment activities.
10.	Prepare or oversee the preparation of materials relating to meetings of the Board of Trustees and its Committees.
11.	Oversee arrangements entered into by each Trust with third party platforms that provide omnibus account or similar arrangements and services to the Trusts or their beneficial shareholders and, in the Manager’s sole discretion, make payments to such third parties from its own resources or fees as compensation for such arrangements.
12.	Such other administrative services as reasonably may be necessary for the effective operations of the Trusts.
13.	Maintenance of appropriate records associated with the foregoing as may be required by applicable laws and regulations.

Dated: _______________, 2023

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MANAGEMENT AGREEMENT –
AMERICAN BEACON INSTITUTIONAL FUNDS TRUST

AMERICAN BEACON INSTITUTIONAL FUNDS TRUST

MANAGEMENT AGREEMENT

This Management Agreement (“Agreement”) is made as of ______________, 2023, by and among the American Beacon Institutional Funds Trust, a Delaware statutory trust (the “Trust”), on behalf of each series of the Trust listed on Schedule A hereto, as may be amended from time to time (each, a “Fund”), and American Beacon Advisors, Inc., a Delaware corporation (“Manager”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company consisting of one or more separate Funds, each having its own assets and investment objective(s), policies, restrictions and classes of shares (each, a “Class”), as listed on Schedule A hereto, as may be amended from time to time; and

WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and as a commodity pool operator (“CPO”) with the Commodity Futures Trading Commission (“CFTC”) and is a member of the National Futures Association (“NFA”); and

WHEREAS, the Trust desires to retain the Manager to provide investment advisory and administrative services to each Fund pursuant to the terms and provisions of this Agreement, and the Manager is willing to furnish such services.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment. The Trust hereby appoints the Manager to serve as the investment adviser and administrator of the Trust and each Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein set forth for compensation as set forth on Schedule A. In the performance of its duties, the Manager will act in the best interests of the Trust and each Fund and will perform its duties hereunder for the Trust and each Fund in conformity with (a) applicable laws and regulations, including, but not limited to, the 1940 Act, the Advisers Act, and the Commodity Exchange Act, as amended (“CEA”), and the rules and regulations under each such act, (b) the terms of this Agreement, (c) the investment objectives, policies and restrictions of each applicable Fund as stated in the then current offering documents and the Trust’s registration statement under the 1940 Act, (d) the Trust’s Agreement and Declaration of Trust and Bylaws, and (e) such other guidelines as the Board reasonably may establish or approve. The Manager shall for all purposes herein be an independent contractor and will have no authority to act for or represent the Trust or a Fund in any way or otherwise be deemed to be an agent of the Trust or a Fund unless expressly authorized in this Agreement or in another appropriate written format.

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2. Duties of the Manager

(a) Investment Program. Subject to supervision by the Board, the Manager will provide a continuous investment program for each Fund and shall determine what securities, commodity interests and other investments will be purchased, retained, sold or loaned by each Fund and what portion of such assets will be invested or held uninvested as cash. The Manager will exercise full discretion and act for each Fund in the same manner and with the same force and effect as such Fund itself might or could do with respect to purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. The Manager will be responsible for preserving the confidentiality of information concerning the holdings, transactions, and business activities of the Trust and each Fund in conformity with the requirements of the 1940 Act, other applicable laws and regulations, and any policies that are approved by the Board.

(b) Securities Lending Activities. The Manager shall provide the following services with respect to securities lending activities on behalf of each Fund that engages in such activities: (i) assist the securities lending agent for each such Fund (the “Agent”) to determine which securities are available for loan, (ii) monitor the Agent’s activities to ensure that securities loans are effected in accordance with the Manager’s instructions and in accordance with applicable procedures and guidelines adopted by the Board, (iii) make recommendations to the Board regarding eligible Funds to participate in securities lending; (iv) prepare appropriate periodic reports for, and seek appropriate periodic approvals from, the Board with respect to securities lending activities, (v) respond to Agent inquiries concerning Agent’s activities, and (vi) such other related duties as may be necessary or appropriate.

(c) Exercise of Rights. The Manager, unless and until otherwise directed by the Board, will exercise all rights of security holders with respect to securities held by each Fund, including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; acting as a claimant in class action litigation (including litigation with respect to securities previously held), and exercising rights in the context of a bankruptcy or other reorganization.

(d) Execution of Transactions and Selection of Broker Dealers. The Manager shall be responsible for effecting transactions for each Fund and selecting brokers, dealers or futures commission merchants to execute such transactions for each Fund. In the selection of brokers or dealers (which may include brokers or dealers affiliated with the Manager) and the placement of orders for the purchase and sale of portfolio investments for each Fund, the Manager shall use its best efforts to obtain for each Fund the best execution available, except to the extent that it may be permitted to pay higher brokerage commissions for brokerage or research services as described below. In using its best efforts to obtain the best execution available, the Manager, bearing in mind each Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of execution and research services provided by the broker or dealer. Subject to such policies as the Board may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage or research services to the Manager

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an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to such Fund and to other clients of the Manager as to which the Manager exercises investment discretion. The Trust hereby agrees that any entity or person associated with the Manager which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and the Trust hereby consents to the retention of compensation for such transactions.

(e) Administrative Services. Subject to the general direction and control of the Trust’s Board and the provisions of this Agreement, the Manager shall supervise all aspects of the operations of the Trust and provide to each Fund and its Classes, at the Manager’s cost and expense, all administrative and clerical services as deemed necessary or advisable for the operation of such Funds and Classes, including without limitation those services set forth on Schedule B attached hereto, as may be amended from time to time. The Manager can use any of its officers and employees to provide any of the services or reports required under this Agreement. In performing its duties hereunder, the Manager shall provide, at its expense, appropriate office space (which may be space within the offices of the Manager), office furnishings, facilities, equipment, utilities and supplies as required for administering the operations and conducting the business of each Fund, and the secretarial, administrative and clerical personnel required to provide or supervise the provision of services under this Agreement.

(f) Reports to the Board. Upon request, the Manager shall provide to the Board such analyses and reports as may be required by law or otherwise reasonably required to fulfill its responsibilities under this Agreement.

(g) Reports to each Fund. The Manager shall prepare and furnish to each Fund such reports, statistical data and other information in such form and at such intervals as such Fund may reasonably request.

(h) Delegation of Authority.

(i) Any of the duties specified in Paragraphs 2(a) through 2(d) with respect to one or more Funds may be delegated by the Manager, at a Fund’s expense (unless designated otherwise in Schedule A), to an appropriate party, including an affiliated party (“Subadviser”), subject to such approval by the Board and shareholders of the applicable Fund to the extent required by the 1940 Act. The retention of one or more Subadvisers by the Manager pursuant to this Paragraph 2(h)(i) shall in no way reduce the obligations of the Manager under this Agreement and the Manager shall be responsible to the Trust for all acts or omissions of each Subadviser in connection with the performance of the Manager’s duties under this Agreement. In connection with the delegation of responsibilities to a Subadviser, the Manager shall:

I.	Oversee the performance of delegated functions by each Subadviser and furnish the Board with periodic reports concerning the performance of delegated responsibilities by the Subadviser;
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II.	Allocate the portion of the assets of a Fund to be managed by one or more Subadvisers for such Fund and coordinate the activities of all Subadvisers;
III.	As appropriate, recommend replacement of a Subadviser or the addition of a Subadviser, subject to the necessary approvals under the 1940 Act; and
IV.	Oversee the activities of a lead Subadviser, to the extent any of the foregoing functions are performed by a lead Subadviser.

(ii) Any of the functions specified in Paragraph 2(e) with respect to any or all of the Funds may be delegated by the Manager, at the Manager’s expense, to another appropriate party (including an affiliated party), subject to approval by the Board of Trustees. The Manager shall oversee the performance of delegated functions by any such party and shall furnish to the Trust periodic evaluations and analyses concerning the performance of delegated responsibilities by those parties.

(i) CPO Registration. The Manager is registered with the CFTC as a CPO and is a member of the NFA. The Manager shall maintain such registration or license in effect and in good standing at all times during the term of this Agreement to the extent required for the Manager to perform its duties hereunder.

3. Services Not Exclusive. The services furnished by the Manager hereunder are not to be deemed exclusive and the Manager shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Manager, who may also be a Trustee, officer, or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or dissimilar nature.

4. Compliance with Rule 38a-1. The Manager shall maintain policies and procedures that are reasonably designed to prevent violations of the federal securities laws (including, but not limited to, the laws applicable to the Trust’s registration statement and offering documents) and shall employ personnel to administer the policies and procedures who have the requisite level of skill and competence required to effectively discharge its responsibilities. The Manager shall also provide the Trust’s chief compliance officer with periodic reports regarding its compliance with the federal securities laws and shall promptly provide special reports in the event of any material violation of the federal securities laws.

5. Information to Manager. The Trust shall cause its officers, advisers, distributors, legal counsel, independent accountants, transfer agent, and any other service provider to cooperate with the Manager and to provide the Manager, upon its reasonable request, with such information, documents and advice relating to such Trust and a Fund, including but not limited to, such copies of that Fund’s offering documents, financial statements, proxy statements, reports, and other information relating to its business and affairs as is within the possession or knowledge of such persons as the Manager may, at any time or from time to time, reasonably require in order to

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discharge its obligations under this Agreement. The Manager may consult with legal counsel to the appropriate Fund, at such Fund’s expense, and shall not be liable for any action taken or omitted to be taken in good faith and with due care in accordance with such instructions or with the advice or opinion of such legal counsel.

6. Books and Records. The Manager will maintain all accounts, books and records with respect to each Fund or Class relating to the services it provides pursuant to this Agreement, as are required pursuant to the 1940 Act, Advisers Act, the CEA and the rules and regulations under each such act. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act, as such rules may be amended from time to time.

7. Confidentiality. The Manager shall be responsible for preserving the confidentiality of information concerning the holdings, transactions, and business activities of each Fund in conformity with the requirements of the 1940 Act, other applicable laws and regulations, and any policies that are approved by the Board.

8. Expenses of the Manager and the Trust. During the term of this Agreement, each Fund will bear all fees and expenses not specifically waived, assumed or agreed to be paid by the Manager and incurred in its operations and the offering of its shares; provided, however, the Manager, at its expense, shall furnish each Fund with all necessary facilities, equipment, supplies and personnel required to perform the administrative services contemplated under Paragraph 2(e) of this Agreement. The Manager shall also be responsible for paying the salaries, expenses and fees of any personnel that it furnishes to any Fund (including the salaries, expenses and fees of Trustees, officers and employees of the Trust who are officers, directors/trustees, partners, or employees of the Manager or its affiliates) required for such personnel to faithfully perform their duties under this Agreement; provided, however, that the parties may agree that the Trust may pay the compensation of the Trust’s chief compliance officer or any other officer of the Trust. Expenses borne by each Fund will include, but not be limited to, the following (or each Fund’s proportionate share of the following): fees payable to Subadvisers; brokerage commissions and issue and transfer taxes relating to securities and commodity interest positions purchased or sold by the Fund or any losses incurred in connection therewith; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the Subadvisers; expenses of organizing the Fund; filing fees and expenses relating to the registration and qualification of the Fund under federal securities laws and the Fund’s shares under state securities laws and maintaining such registrations and qualifications; subscription, placement agent and shareholder service fees; securities lending fees; fees and salaries payable to the Trustees and officers of the Trust who are not officers, directors/trustees, partners or employees of the Manager or its affiliates; taxes (including any income or franchise taxes) and governmental fees; costs of any liability, uncollectible items of deposit and other insurance (including directors’ and officers’ errors and omissions insurance) or fidelity bonds; any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Trust or a Fund for violation of any law; legal, accounting and auditing expenses, including legal fees of counsel to the Trust or any Fund for services rendered to the Trust or the Fund and legal fees of special counsel for the independent

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trustees; charges of custodians, transfer agents, dividend disbursing agents, proxy voting services and expenses relating to proxy solicitation and tabulation services and services of other agents; costs of preparing share certificates; expenses of printing and mailing offering documents and updates thereto for shareholders, reports and statements to shareholders and proxy materials; all expenses incidental to holding shareholder and Board meetings; costs incurred for any pricing or valuation services; any expenses of the Manager resulting from new services necessitated by regulatory or legal changes affecting investment companies occurring after the date of this Agreement (subject to prior notice by the Manager to the Board of Trustees); any extraordinary expenses (including fees and disbursements of counsel) incurred by the Trust or a Fund; and fees and other expenses incurred in connection with membership in investment company organizations.

9. Compensation. For the services provided and the expenses assumed pursuant to this Agreement with respect to each Fund, the Trust will pay the Manager a fee which is computed daily and paid monthly from each Fund’s assets at the annual rates as percentages of that Fund’s average daily net assets as set forth in the attached Schedule A, which Schedule can be modified from time to time to reflect changes in annual rates or the addition or deletion of a Fund from the terms of this Agreement, subject to appropriate approvals required by the 1940 Act. If this Agreement becomes effective or terminates with respect to any Fund before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. Any fees payable by a Fund to a Subadviser pursuant to a separate agreement among the Trust, on behalf of a Fund, the Manager and a Subadviser, shall be in addition to the fees payable by the Fund to the Manager as set forth in Schedule A.

10. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Fund in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of the Trust shall be deemed, when rendering services to the Trust or acting in any business of the Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and, therefore, nothing in this Agreement is intended to limit the obligations of the Manager under such laws. This Paragraph 10 does not in any manner preempt any separate written indemnification commitments made by the Manager with respect to any matters encompassed by this Agreement.

11. Duration and Termination.

(a) Effectiveness. This Agreement shall become effective with respect to each Fund upon the dates set forth in Schedule B, provided that, with respect to each Fund, this Agreement shall not take effect unless it has first been approved, to the extent required by the 1940 Act (i) by a vote of a majority of those members of the Board who are not parties to this Agreement or interested persons of any such party (“Independent Trustees”) cast in person at a meeting called for the purpose of voting on such approval, and (ii) by an affirmative vote of a majority of the outstanding voting securities of such Fund.

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(b) Renewal. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the date hereof and with respect to any new Fund, this Agreement will continue in effect for two years from the date the Fund is added to this Agreement. Thereafter, if not terminated, this Agreement shall continue in effect with respect to a Fund provided that such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act (and any related rules, orders and interpretations).

(c) Termination. Notwithstanding the foregoing, with respect to any Fund, this Agreement may be terminated at any time by vote of the Board, including a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of such Fund on 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the Manager. The Manager may at any time terminate this Agreement on 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the Trust. This Agreement automatically and immediately will terminate in the event of its assignment. Termination of this Agreement pursuant to this Paragraph 11(c) shall be without the payment of any penalty. Termination of this Agreement with respect to a given Fund shall not affect the continued validity of this Agreement or the performance thereunder with respect to any other Fund.

12. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement as to the Trust or Fund thereof shall be effective until approved by the Board and the Trust or Fund shareholders to the extent required by the 1940 Act.

13. Name of Trust. The Trust or any Fund may use the name “American Beacon Institutional Funds Trust” for only so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of the Manager. At such time as such an agreement shall no longer be in effect, the Trust and each Fund will (to the extent that it lawfully can) cease to use any name derived from American Beacon Advisors, Inc. or any successor organization.

14. Trust and Shareholder Liability. The Manager is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust’s Agreement and Declaration of Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more Fund, the obligations hereunder shall be limited to the respective assets of that Fund. The Manager further agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of the Trust.

15. Non-Binding Agreement. This Agreement is executed by the Trust’s Trustees and/or officers in their capacities as Trustees and/or officers and the obligations of this Agreement are not binding upon any of them or the shareholders individually; rather, they are binding only upon the assets and property of that Trust.

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16. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior amendments and understandings relating to the subject matter hereof, except as provided in Paragraph 10 of this Agreement.

17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

18. Definitions. As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person,” and “assignment” shall have the same meanings as such terms have in the 1940 Act.

19. Notices. All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust (attention: Secretary) or the Manager (attention: General Counsel) (or to such other address or contact as shall be designated by the Trust or the Manager in a written notice to the other party) in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed to be given on the date delivered or mailed in accordance with this Paragraph 19.

20. Force Majeure. The Manager shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Manager shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

21. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

22. The 1940 Act. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

23. Headings. The headings in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

AMERICAN BEACON INSTITUTIONAL FUNDS TRUST

By:
Jeffrey K. Ringdahl
President

AMERICAN BEACON ADVISORS, INC.

By:
Paul B. Cavazos
Senior Vice President
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Management Agreement

SCHEDULE A

I. Management Fees

As compensation pursuant to Paragraph 9 of the Management Agreement for services rendered pursuant to such Agreement (other than the securities lending services set forth in Paragraph 2(b) of the Agreement) for Funds with respect to which the Manager has delegated day-to-day management of some or all of the Fund’s portfolio assets to one or more Subadvisers pursuant to Section 2(h) of the Agreement, the American Beacon Institutional Funds Trust shall pay to the Manager a fee, computed daily and paid monthly, at the following annual rates as a percentage of each applicable Fund’s average daily net assets:

Diversified Fund                              .10%

To the extent and for such periods of time that a Fund listed under this Section I invests all of its investable assets (i.e., securities and cash) in another registered investment company pursuant to a master-feeder arrangement, then the fee payable by such Fund pursuant to the foregoing schedule shall be reduced by 0.10%.

II. Securities Lending Fees

As compensation for services provided by the Manager in connection with securities lending activities of each Fund of a Trust, a lending Fund shall pay to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly investment income (the income earned in the form of interest, dividends and realized capital gains from the investment of cash collateral, plus any negative rebate fees paid by borrowers, less the rebate amount paid to borrowers as well as related expenses) and, with respect to collateral other than cash, a fee up to 10% of loan fees and demand premiums paid by borrowers.

Dated: _____________, 2023

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SCHEDULE B

Administrative Services

The Manager shall provide the Trust, its Funds and its Classes the following services pursuant to Paragraph 2(e) of the Management Agreement.

1.	Investigate and, with appropriate approval of the Board of Trustees, select and oversee necessary service companies to conduct certain operations of the Trust, including the Trust’s custodian, transfer agent, dividend disbursing agent, distributor, independent public accountants and legal counsel.
2.	Maintain or supervise the maintenance of all internal bookkeeping, accounting and auditing services and records in connection with the Trust’s investment and business activities in compliance with the applicable 1940 Act requirements.
3.	Assist the Trust in complying with the securities, tax and other laws and regulations of the United States and the various states and other jurisdictions in which the Trust does business.
4.	Administer the Funds’ interfund lending facility and lines of credit as needed for investment purposes and short-term liquidity needs.
5.	Develop pricing procedures for the Trust and oversee the implementation of the pricing procedures and fair valuation procedures for the Trust, disseminate NAV’s, prepare annual expense budgets and periodic accrual analyses, coordinate expense payments, prepare and distribute portfolio performance, monitor insurance levels and assist the Trust in obtaining insurance coverage, coordinate regulatory examinations, monitor, reconcile, collect and remit sales charges and contingent deferred sales charges, if any, develop and implement procedures to ensure the continuous provision of services to the funds and their shareholders should a potentially disruptive event or cybersecurity threat occur at one of the funds’ critical service providers, and monitor frequent trading and ensure compliance with Rule 22c-2 of the 1940 Act.
6.	Arrange for the preparation and periodic updating of the Trust’s registration statement on Form N-1A, offering documents and updates thereto, proxy materials, tax returns and reports to shareholders and the Securities and Exchange Commission (“SEC”); provided, however, that nothing in this paragraph is intended or shall be construed to require the Manager to bear any costs or expenses not otherwise assumed by it, including, for example, those expenses to be borne by the Fund as set forth in Paragraph 8 of the Management Agreement. These duties to be performed by the Manager hereunder shall include, but not be limited to, the following duties. The Manager shall prepare, or cause to be prepared, with the assistance of legal counsel and such other service providers as may be reasonable and appropriate: (a) all initial and amended registration statements on Form N-8A, Form N-1A, Form N-14 or similar or related forms of registrations promulgated by the SEC or other applicable regulators as may be necessary for the lawful operations of the Trust, including any and all offering documents , exhibits and updates thereto; (b) all proxy statements and related materials prepared pursuant to Schedule 14A, Form N-14 or similar
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or related forms promulgated by the SEC or other applicable regulators necessary for the lawful operations of the Trust; (c) all periodic and other reports that must be filed with the SEC or other applicable regulators necessary for the lawful operations of the Trust, including, but not limited to, the reports filed with the SEC on Form N-CSR, Form N-SAR, Form N-Q and Form N-PX and any replacements thereto; (d) all tax returns and any related reports necessary for the Trust to comply with applicable federal, state and other tax laws (including, to the extent applicable, foreign tax laws) and to operate in a manner consistent with registration statement and other disclosures relating to the tax consequences of an investment in shares of the Trust; and (e) such other filings and reports, including state law filings relating to the Trust’s ongoing existence and operations, as shall be reasonably necessary to comply with applicable laws and regulations.

7.	Make available and provide to the Trust: (a) financial, accounting and statistical information required by the Trust in the preparation of registration statements, reports and other documents required by federal securities laws and the securities laws of the states and other jurisdictions in which the Trust’s shares are sold; (b) such information as the Trust may reasonably request for use in the preparation of registration statements, reports and other documents required by federal securities laws and the securities laws of the states and other jurisdictions in which the Trust’s shares are sold; and (c) such information as the Trust may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the distribution of the Trust’s shares.
8.	Respond to shareholder inquiries, conduct correspondence and facilitate other communications with shareholders.
9.	Make available its officers and employees to the Trustees and officers of the Trust for consultation and discussions regarding the administration and management of the Trust and its investment activities.
10.	Prepare or oversee the preparation of materials relating to meetings of the Board of Trustees and its Committees.
11.	Oversee arrangements entered into by the Trust with third party platforms that provide omnibus account or similar arrangements and services to the Trust or its beneficial shareholders and, in the Manager’s sole discretion, make payments to such third parties from its own resources or fees as compensation for such arrangements.
12.	Such other administrative services as reasonably may be necessary for the effective operations of the Trust.
13.	Maintenance of appropriate records associated with the foregoing as may be required by applicable laws and regulations.

Dated: __________________, 2023

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INVESTMENT ADVISORY AGREEMENT –
AMERICAN BEACON NIS CORE PLUS BOND FUND

AMERICAN BEACON FUNDS
INVESTMENT SUB-ADVISORY AGREEMENT

THIS INVESTMENT SUB-ADVISORY AGREEMENT is made this            day of ______________, 2023, by and among American Beacon Funds, a Massachusetts Business Trust (“Trust”), American Beacon Advisors, Inc., a Delaware Corporation (the “Manager”), and National Investment Services of America, LLC, a Delaware limited liability company (the “Adviser”);

WHEREAS, the Trust is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), consisting of several series funds of shares, each having its own investment policies; and

WHEREAS, the Trust has retained the Manager to provide the Trust with business and asset management services, subject to the control of the Board of Trustees (the “Board”); and

WHEREAS, the Trust’s agreement with the Manager permits the Manager to delegate to other parties certain of its asset management responsibilities; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Manager and the Trust desire to retain the Adviser to render investment management services to the Trust with respect to certain of its funds and such other funds as the Trust and the Adviser may agree upon and so specify in the Schedule(s) attached hereto (collectively the “Funds”) and as described in the Trust’s registration statement on Form N-1A as amended from time to time, and the Adviser is willing to render such services;

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. (a) Duties of the Adviser. The Manager and the Trust appoint the Adviser to manage the investment and reinvestment of such portion, if any, of the Funds’ assets as is designated by the Manager from time to time, and, with respect to such assets, to continuously review, and administer the investment program of the Funds, to determine in the Adviser’s discretion the securities to be purchased or sold, to provide the Manager and the Trust with records concerning the Adviser’s activities which the Trust is required to maintain, and to render regular reports to the Manager and to the Trust’s officers and Trustees concerning the Adviser’s discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities (1) in conformity with all applicable securities law, including but not limited to the Investment Company Act, the Advisers Act, the Commodity Exchange Act, the Securities Act of 1933, as amended (“Securities Act”), and the Securities Exchange Act of 1934, as amended (“Exchange Act”); (2) subject to the Manager’s oversight and to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Board may from time to time establish; (3) in compliance with the objectives, policies, and limitations for each such Fund set forth in the Trust’s

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current registration statement as amended from time to time and applicable laws and regulations; and (4) in compliance with such other investment guidelines or restrictions established from time to time by the Manager or the Trust which shall be communicated in writing by the Manager to the Adviser in advance. The Adviser accepts such appointment and agrees to render the services for the compensation specified herein and to provide at its own expense the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein. The Manager will instruct the Trust’s custodian(s) to hold and/or transfer the Funds’ assets in accordance with Proper Instructions received from the Adviser. (For this purpose, the term “Proper Instructions” shall have the meaning(s) specified in the applicable agreement(s) between the Trust and its custodian(s), but generally refers to a writing by the representatives of the Adviser who have been authorized by the Trust’s Board from time to time to provide instructions to the Trust’s custodian. For the purpose of clarification, “Proper Instructions” can be instructions in any format, including without limitation, electronic instructions that are agreed upon by the Adviser and the Trust’s custodian.)

The Adviser is authorized on behalf of the Funds, and consistent with the investment discretion delegated to the Adviser herein, to: (i) enter into agreements and execute any documents including without limitation, futures and options transactions, brokerage agreements, clearing agreements, account documentation, futures and option agreements, swap agreements, and other investment related agreements required to meet the obligations of the Trust with respect to any investments made for the Funds. Such documentation includes but may not be limited to any market and/or industry standard documentation and the standard representations contained therein. Adviser is authorized on behalf of Manager to make all elections required in such agreements, instruments and documentation and make and receive all related notices from brokers or other counterparties. Manager also authorizes Adviser as agent and attorney-in-fact to make transactions in futures contracts and options on futures contracts on margin, for the Fund, and authorizes each broker with whom Adviser makes such transactions to follow its instructions with respect to such transactions. Manager understands and agrees that Adviser will determine that such transactions are permitted before instructing a broker to enter into such transactions and that any broker receiving an order for any such transaction will have no independent obligation to ensure that the transactions are consistent with the Trust’s registration statement or the Fund’s investment guidelines; and (ii) acknowledge the receipt of brokers’ risk disclosure statements, electronic trading disclosure statements and similar disclosures, provided, however, that (a) the Adviser shall be responsible for ensuring that any such representations are consistent with the relevant Fund’s investment policies and other governing documents; (b) the Adviser shall be responsible for providing all notifications and delivering all documents required to be provided or delivered by a Fund under such documentation; and (c) the Adviser shall promptly notify the Manager of any event of default, potential event of default or termination event affecting a Fund under such documentation. The Adviser further shall have the authority to instruct the custodian to: (i) pay cash for securities and other property delivered for the Fund, (ii) deliver or accept delivery of, upon receipt of payment or payment upon receipt of, securities, commodities or other property underlying any futures or options contracts, and other property purchased or sold for the Fund; (iii) deposit margin or collateral which shall include the transfer of money, securities or other property to the extent necessary to meet the obligations of the Funds with respect to any investments made pursuant to the Trust’s registration statement, provided, however, that unless otherwise approved by the Manager, any such deposit of margin or collateral shall be effected by transfer or segregation within an account maintained for the Funds by its custodian subject to a control agreement,

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acceptable in form and substance to the Manager, pursuant to which such custodian agrees and accepts entitlement, orders or instructions from the secured party with respect to such margin or collateral. The Adviser shall not have the authority to cause the Manager or the Trust to deliver securities or other property, or pay cash, to the Adviser other than payment of the management fee provided for in this Agreement. The Adviser will not be responsible for the cost of securities or brokerage commissions or any other Trust expenses except as specified in this Agreement.

(b) Valuation. The Manager and Trust acknowledge and agree that (i) the Adviser shall not be deemed to be the pricing or valuation agent for the Funds, (ii) other than to assist the Manager and the Trust with certain fair valuation procedures and guidance, the Adviser is not obligated to provide pricing information to satisfy any regulatory, tax or accounting requirements to which the Funds may be subject; (iii) none of the pricing or valuation information which the Adviser provides hereunder shall be deemed to be the official books and records of the Funds for tax, accounting or any other purpose, (v) the Funds will not publish, reproduce (except for internal or archival purposes or in response to requests from Fund’s regulators) or disseminate any pricing information provided by the Adviser without the Adviser’s consent. Notwithstanding anything in the foregoing to the contrary, the Manager may disclose pricing or valuation information to pricing or valuation service providers or pursuant to any governmental, judicial, or administrative order, subpoena, discovery request, regulatory request or similar method. Subject to the above, and in accordance with procedures and methods established by the Board, which may be amended from time to time, the Adviser will provide assistance to the Manager in determining the fair value of all securities and other investments owned by the Funds, and use reasonable efforts to arrange for the provision of valuation information or prices from parties independent of the Adviser with respect to the securities or other investments owned by the Funds for which market prices are not readily available. The Adviser will monitor the securities and other investments owned by the Funds for potential significant events that could affect their values and notify the Manager when, in its opinion, a significant event has occurred that may not be reflected in the market values of such securities. The Adviser will maintain adequate records with respect to securities valuation information provided hereunder and shall provide such information to Manager upon request.

(c) Compliance and Other Matters. The Adviser, at its expense, shall provide the Manager with such compliance reports and certifications relating to its duties under this Agreement and the federal securities laws as may be agreed upon by such parties from time to time. The Adviser also shall:

(i)	continue to be a duly formed legal entity, validly existing under the laws of its jurisdiction of formation, fully authorized to enter into this Agreement and carry out its duties and obligations hereunder;
(ii)	be registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Advisers Act, and be registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed, except where the failure to be so licensed would not have an adverse effect on the Adviser, Manager or Trust. The Adviser shall maintain such registration or license in effect and in good standing at all times during the term of this Agreement;
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(iii)	maintain any necessary registrations, licenses, or exemptions, to the extent required, with the U.S. Commodity Futures Trading Commission (“CFTC”) and/or National Futures Association;
(iv)	at all times provide its best judgment and effort to the Manager and the Trust in carrying out its obligations hereunder;
(v)	use the same care and skill in providing such services as it uses in providing services to other accounts for which it has investment management responsibilities;
(vi)	(i) cooperate with and provide reasonable assistance to the Manager, the Trust’s administrator, custodian, transfer agent and pricing agents and all other agents and representatives of the Funds, the Trust and the Manager; (ii) keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Funds, the Trust and the Manager; (iii) provide prompt responses to reasonable requests made by such persons; and (iv) maintain any appropriate interfaces with each so as to promote the efficient exchange of information. Without limitation of the foregoing, the Adviser shall comply with all statutory and regulatory requirements relating to derivatives transactions entered into by the Adviser for or on behalf of the Trust or any of its Funds, including without limitation, compliance with all recordkeeping and reporting requirements pursuant to Parts 43, 45 and 46 of the regulations of the CFTC and comparable rules of the SEC (collectively, the “Derivatives Recordkeeping and Reporting Rules”);
(vii)	maintain a written Code of Ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and provide the Manager with a current copy of the Code of Ethics. The Adviser shall periodically certify to the Manager that the Adviser has complied with the requirements of Rule 17j-1 and that there have been no violations of the Code of Ethics or, if a violation has occurred, that appropriate action has been taken in response to such violation. Upon written request of the Manager, the Adviser shall permit representatives of the Manager to examine the reports (or summaries of the reports) required to be made under the Code of Ethics and other records evidencing enforcement of the Code of Ethics;
(viii)	assist the Trust and the Trust’s Chief Compliance Officer (“CCO”) in complying with Rule 38a-1 under the Investment Company Act. Specifically, the Adviser represents that it shall maintain a compliance program in accordance with the requirements of Rule 206(4)-7 under the Advisers Act, as amended, and shall provide the CCO with reasonable access to information regarding the Adviser’s compliance program, which access shall include on-site visits with the Adviser as may be reasonably requested, in advance, from time to time. In connection with the periodic review and annual report required to be prepared by the CCO pursuant to Rule 38a-1, the Adviser agrees to provide certifications as may be reasonably requested by the CCO related to the design and implementation of the Adviser’s compliance program;
(ix)	comply with the Trusts’ policy on selective disclosure of portfolio holdings of the Funds as described in the Trusts’ current registration statement, and upon request from the Manager, provide a certification to the Manager with respect to compliance with the Funds’ selective disclosure policy;
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(x)	treat confidentially and as proprietary all records and other information relating to the Funds, and not use records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Manager or when so requested by the Manager or required by law or regulation;
(xi)	notify the Manager of any change of a portfolio manager, portfolio management strategy or any other material matter that may require disclosure to the Board and/or shareholders of the Funds, if known, thirty (30) days in advance of such change and, if not known thirty (30) days in advance, promptly upon knowledge of change;
(xii)	provide the Manager with a current and complete copy of the Adviser’s Form ADV, and any supplements or amendments thereto;
(xiii)	provide the Manager with a current list of persons the Adviser wishes to have authorized to give instructions to the Trust’s custodian regarding assets of the Funds;
(xiv)	be responsible for the filing of Schedule 13D/13G and Form 13F, and any non-U.S. securities filing equivalents of these filings, on behalf of the Trust reflecting holdings over which the Adviser and its affiliates have investment and/or voting discretion;
(xv)	provide reasonable assistance to the Manager, the Trust or its agent in processing class action paperwork, for any security held within the Funds managed by the Adviser (for purposes of clarification, it is acknowledged and agreed that the Adviser shall not be responsible for the filing of claims (or otherwise causing a Fund to participate) in class action settlements or similar proceedings in which shareholders may participate related to securities currently or previously associated with any Fund);
(xvi)	not permit any employee of the Adviser to have any material connection with the handling of the Funds if such employee has been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction or regulatory authority, from acting as an investment adviser or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security;
(xvii)	at intervals mutually agreed upon by both parties or as requested by the Board, which shall, under normal circumstances, be based on the Fund’s Board meeting and regulatory filing schedule, report to the Manager on the investment program for the Funds and the issuers and securities represented in the Funds, and furnish the Manager, with respect to the Funds, such periodic and special reports as the Manager may reasonably request, including, but not limited to, reports concerning transactions and performance of each Fund, reports regarding compliance with the Trust’s procedures pursuant to Rules 17e-1, 17a-7, 10f-3 and 12d3-1 under the Investment Company Act, Section 28(e) of the Exchange Act, compliance with investment guidelines and restrictions, trade errors, liquidity determinations, and compliance with the Adviser’s Code of Ethics, and such other procedures or requirements that the Manager may reasonably request from time to time;
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(xviii)	review the Trust’s prospectus and statement of additional information applicable to the Funds and any amendments or supplements thereto, within seventy-two (72) hours after receiving a draft, which relate to the Adviser or the Funds and confirm that, with respect to the disclosure respecting or relating to the Adviser, including any performance information the Adviser provides that is included in or serves as the basis for information included in the prospectus or statement of additional information, such prospectus or statement of additional information contains no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Adviser further agrees to notify the Manager promptly of any material fact known to the Adviser respecting or relating to the Adviser that is not contained in the prospectus or statement of additional information for the Trust, or any amendment or supplement thereto, or of any statement respecting or relating to the Adviser contained therein that becomes untrue in any material respect. With respect to the disclosure respecting each Fund, the Adviser represents and agrees that the description in the Trust’s prospectus and statement of additional information regarding investment objectives and strategies is consistent with the manner in which the Adviser intends to manage the Funds, and the description of risks is consistent with risks known to the Adviser that arise in connection with the manner in which the Adviser intends to manage the Funds. The Adviser further agrees to notify the Manager promptly in the event that the Adviser becomes aware that the prospectus or statement of additional information for a Fund is inconsistent in any material respect with the manner in which the Adviser is managing the Fund, and in the event that the principal risks description is inconsistent in any material respect with the risks known to the Adviser that arise in connection with the manner in which the Adviser is managing the Fund. In addition, the Adviser agrees to comply with the Manager’s reasonable request for information regarding the personnel of the Adviser who are responsible for the day-to-day management of the Trust’s assets as may be required to be disclosed in the prospectus or statement of additional information;
(xix)	Upon request, provide certifications to the principal executive and financial officers of the Trust (the “certifying officers”) that support the certifications required to be made by the certifying officers in connection with the preparation and/or filing of the Trust’s Form N-CSRs, shareholder reports, financial statements, and other disclosure documents or regulatory filings, in such form and content as the Trust shall reasonably request or in accordance with procedures adopted by the Trust; and
(xx)	provide the Manager with such other compliance reports and certifications relating to its duties under this Agreement and the federal securities laws as may be reasonably necessary.
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2. Portfolio Transactions. The Adviser is authorized to select the brokers or dealers (including, to the extent permitted by law and applicable Trust guidelines, the Adviser or any of its affiliates) that will execute the purchases and sales of portfolio securities for the Funds and is directed to use its best efforts to obtain best execution as described in the Trust’s current registration statement as amended from time to time. In selecting brokers or dealers, the Adviser may give consideration to factors other than price, including, but not limited to, research services and market information. Any such services or information which the Adviser receives in connection with activities for the Trust may also be used for the benefit of other clients and customers of the Adviser or any of its affiliates. The Adviser will promptly communicate to the Manager and to the officers and the Board such information relating to portfolio transactions as they may reasonably request. The Adviser shall not, without the prior approval of the Manager, effect any transactions which would cause the portion of the Fund’s assets designated to the Adviser to be out of compliance with any restrictions or policies of the Fund established by the Manager or set forth in the Fund’s registration statement. The Adviser shall not consult with any other investment sub-adviser of the Fund concerning transactions for the Fund in securities or other assets.

3. Exercise of Rights. The Adviser, unless and until otherwise directed by the Manager, will exercise all rights of security holders with respect to securities held by each Fund, including, but not limited to: voting proxies, converting, tendering, and exchanging or redeeming securities.

The Adviser shall receive and exercise the rights of security holders in the best interest of Portfolio shareholders and in accordance with the Adviser’s then current policies and procedures, including proxy voting policy and procedures, a copy of which has been provided to the Manager.

The Adviser shall report to the Manager in a timely manner a record of all proxies voted, in such form and format that complies with acceptable federal statutes and regulations (e.g., requirements of Form N-PX), including a record of all proxies not voted and/or voted inconsistently with Adviser’s proxy voting guidelines. The Adviser shall certify at least annually, or more often as may reasonably be requested by the Manager, as to the compliance of its proxy voting policies and procedures with applicable federal statutes and regulations.

The Manager reserves the right to exercise voting rights on any assets held in the Funds on an individual security or ongoing basis.

4. Compensation of the Adviser. For the services to be rendered by the Adviser as provided in Sections 1, 2, and 3 of this Agreement, the Trust shall pay to the Adviser compensation at the rate specified in Schedule(s) attached hereto and made a part of this Agreement. Such compensation shall be accrued daily and paid to the Adviser monthly in arrears, and the Trust shall calculate the fee by applying the annual percentage rate(s) as specified in the attached Schedule(s) to the average daily net assets of the specified Funds during the relevant month. Solely for the purpose of calculating the applicable annual percentage rates specified in the attached Schedule(s), there shall be included such other assets as are specified in said Schedule(s). The Fund is solely responsible for the payment of fees to the Adviser.

The Adviser agrees: (1) that the blended fee rate in basis points contracted hereunder with respect to the American Beacon NIS Core Plus Bond Fund will not exceed the blended fee rate in basis points contracted with an account managed according to similar investment objectives, with similar servicing requirements and of the same or smaller size (including other accounts managed

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for the same client); and (2) that the actual annual dollar fee paid by any other client of the same or larger size for whom the Adviser provides investment advisory services under an asset based fee arrangement (i.e., not a performance fee arrangement) for an account managed according to similar investment objectives, with similar servicing requirements will not be less than the actual annual dollar fee paid hereunder. In the event that the fee charged hereunder exceeds the fee charged to an account described above, the Adviser shall promptly notify the Manager and the fee charged hereunder shall automatically be reduced to match the fee charged to such other account from the time such fee is charged to such other account.

The Adviser shall bear all expenses incurred by it and its staff with respect to all activities in connection with the performance of the Adviser’s services under this Agreement, including but not limited to salaries, benefits, overhead, travel, and preparation of reports. Upon request by the Manager, Adviser agrees to reimburse the Manager for costs associated with certain supplements to the Fund’s disclosure documents (“Supplements”). Such Supplements are those generated due to changes by Adviser requiring prompt disclosure in the Trust’s prospectus, statement of additional information, and/or information statement and for which, at the time of notification by Adviser to Manager of such changes, the Trust is not already generating a supplement for other purposes or for which the Manager may not be able to reasonably add such changes to a pending supplement. Such changes by Adviser include, but are not limited to, changes to its structure, to key investment personnel, to investment style or management. Adviser shall reimburse the Manager or the Trust, as applicable, for all of the costs associated with generating such Supplements, and/or any required Board and/or proxy expenses related to approving a change in control of the Adviser. Reimbursable costs may include, but are not limited to, costs of preparation, filing, printing, postage, and/or distribution of such Supplements to all existing Fund shareholders.

5. Other Services. At the request of the Trust or the Manager, the Adviser in its discretion may make available to the Trust office facilities, equipment, personnel, and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Adviser and billed to the Trust or the Manager at a price to be agreed upon by the Adviser and the Trust or the Manager.

6. Reports. The Manager (on behalf of the Trust) and the Adviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

7. Status of Adviser. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser and its directors, officers, employees and affiliates shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Manager or the Trust in any way or otherwise be deemed an agent to the Manager or the Trust.

8. Certain Records. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Investment Company Act or the Derivatives Recordkeeping and Reporting Rules that are prepared or maintained by the Adviser on behalf of the Manager or the Trust are the property of the Manager or the Trust and will be surrendered promptly to the Manager or Trust on request, provided that the Adviser shall be entitled to retain a copy of such records if it is legally required to do so.

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9. (a) Liability of Adviser and Indemnification by Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Trust and its shareholders, the Manager, any affiliated person thereof within the meaning of Section 2(a)(3) of the Investment Company Act, and any controlling person thereof as described in Section 15 of the Securities Act, from and against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust and its shareholders, the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, however arising out of or in connection with the performance of the Adviser’s responsibilities to the Trust which may be based upon: (i) any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser, or (ii) any untrue statement of a material fact contained in the Trust’s prospectus and statement of additional information applicable to a Fund, or any other Trust filings, proxy materials, reports, advertisements, sales literature or other materials pertaining to a Fund, the Trust or the Manager, or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

(b) Indemnification by Manager. The Manager shall have no liability to the Advisor or any third party arising out of or related to this Agreement, provided however, the Manager agrees to indemnify and hold harmless, the Advisor, any affiliated person thereof within the meaning of Section 2(a)(3) of the Investment Company Act, and any controlling person thereof as described in Section 15 of the Securities Act, from and against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Advisor or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, however arising out of or in connection with the performance of the Manager’s responsibilities to the Advisor which may be based upon: (i) any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Manager’s obligations and/or duties under this Agreement by the Manager or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Manager, or (ii) any untrue statement of a material fact contained in the Trust’s prospectus and statement of additional information applicable to a Fund, or any other Trust filings, proxy materials, reports, advertisements, sales literature or other materials, or the omission to state therein a material fact known to the Manager which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

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10. Permissible Interests. To the extent permitted by law, Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Adviser (or any successor thereof) is or may be interested in the Trust as a shareholder or otherwise; provided that all such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust’s registration statement as required by law.

11. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall continue for two years after its execution as to each Fund, and thereafter for periods of one year for so long as such continuance thereafter is specifically approved at least annually in conformity with the requirements of the Investment Company Act (and any related rules, regulations, orders, exemptions and interpretations thereunder). This Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by the Manager upon not less than sixty (60) days prior notice to the Adviser, by vote of a majority of the Board of the Trust or by vote of a majority of the outstanding voting securities of the Fund without the payment of penalty on not more than sixty (60) days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on not less than sixty (60) days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment.

A notice period provided in this Section may be waived by the party required to be notified, in their absolute discretion.

As used in this Section 11, the terms “assignment”, “interested persons”, and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the Investment Company Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC under said Act.

12. Force Majeure. No party shall be liable or responsible to the other party, nor be deemed to have defaulted under or breached this Agreement, for any failure or delay in fulfilling or performing any term of this Agreement , when and to the extent such failure or delay is caused by or results from acts beyond the impacted party’s (“Impacted Party”) reasonable control, including, without limitation, the following force majeure events (“Force Majeure Event(s)”): (a) acts of God; (b) flood, fire, earthquake, epidemic, pandemic, or explosion; (c) war, invasion, hostilities (whether war is declared or not), terrorist threats or acts, riot or other civil unrest; (d) government order, law, or actions; (e) embargoes or blockades in effect on or after the date of this Agreement; (f) national or regional emergency; (g) strikes, labor stoppages or slowdowns or other industrial disturbances; (h) shortage of adequate power or transportation facilities; and (i) other similar events beyond the reasonable control of the Impacted Party.

13. Severability. If any provision of this Agreement shall be held or made invalid or unenforceable by a court of competent jurisdiction, statute, rule or otherwise, such provision will be modified, rewritten or interpreted to include as much of its nature and scope as will render it enforceable. If it cannot be so modified, rewritten or interpreted to be valid and enforceable in any respect, it will not be given effect, and the remainder of the Agreement will be enforced as if such provision had never been included.

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14. Amendments. This Agreement may be amended by mutual written consent, subject to approval by the Board and the Fund’s shareholders to the extent required by the Investment Company Act, subject to such exemptions as may be granted by the SEC under said Act.

15. Miscellaneous.

(a) Governing Law and Venue. This Agreement shall be governed by the laws of Texas without giving effect to any conflict of laws provisions thereof.

(b) Use of Name. Adviser authorizes Manager’s use of the Adviser’s service marks and/or trademarks in connection with the marketing of the Fund(s), including but not limited to, the Fund(s)’ registration statements and fact sheets. In addition, the Manager acknowledges and agrees that it has no rights in or to the Adviser’s name beyond the limited use rights granted herein.

(c) Change of Control. Each party will promptly notify the other party of any proposed or actual change of control of the Manager or Adviser.

(d) Performance Data. The parties agree that the Adviser shall have the right to use performance data it generates in connection with the Funds (including through use of copies of the Funds’ books and records generated by the Adviser) in the Adviser’ investment composites.

(e) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same Agreement.

(f) No Implied Waiver. Either party’s failure to insist in any one or more instances upon strict performance by the other party of the terms of this Agreement shall not be construed as a waiver of any continuing or subsequent failure to perform or delay in performance of any term hereof.

(g) Entire Agreement. This Agreement constitutes the entire understanding between the parties and supersedes any and all prior or contemporaneous understandings and agreements, whether oral or written, between the parties, with respect to the subject matter hereof.

(h) Headings. Headings used in this Agreement are provided for convenience only and shall not be used to construe meaning or intent.

(i) Notices. Any notices required to be given hereunder may be delivered by hand, facsimile, deposited with a nationally recognized overnight carrier, or mailed by certified mail, return receipt requested, postage prepaid, in each case, to the address of the other party listed below (or such other address as may be furnished by a party in accordance with this paragraph). All such notices or communications shall be deemed to have been given and received (a) in the case of personal delivery or facsimile, on the date of such delivery, (b) in the case of delivery by a nationally recognized overnight carrier, the earlier of (i) the date of receipt or (ii) the third business day following dispatch and (c) in the case of mailing, on the seventh business day following such mailing. All such notices shall be delivered to:

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A.	If to the Manager:

American Beacon Advisors, Inc.

200 East Las Colinas Blvd.

Suite 1200

Irving, TX 75039

Attention: Chief Investment Officer

with a copy to General Counsel at the same address.

Facsimile: 817-391-6131

B.	If to the Adviser:

National Investment Services of America, LLC

777 E. Wisconsin Avenue

Suite 2350

Milwaukee, WI 53202

Attention: Robert Brooks

Facsimile: (414) 765-1998

16. Trust and Shareholder Liability. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more Fund, the obligations hereunder shall be limited to the respective assets of that Fund. The Adviser further agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund, nor from the Board or any individual Trustee of the Trust.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is not binding upon any of the Trustees, officers, or shareholders of the Trust individually.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

National Investment Services of America, LLC		American Beacon Advisors, Inc.

By:		By:
	Robert Brooks		Paul B. Cavazos
	President		Senior Vice President

American Beacon Funds

By:
Jeffrey K. Ringdahl
President
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Schedule A
To the
Investment Sub-Advisory Agreement
Among
American Beacon Funds
American Beacon Advisors, Inc.
and
National Investment Services of America, LLC

The American Beacon NIS Core Plus Bond Fund (the “Fund”), a series of American Beacon Funds (the “Trust”) shall pay National Investment Services of America, LLC (“Adviser”) pursuant to Section 4 of the Investment Advisory Agreement among the Trust, American Beacon Advisors, Inc. and the Adviser for rendering investment management services with respect to the Fund the following fee for all Fund assets under Adviser’s management.

First $1.5 billion	0.20 of 1%
Over $1.5 billion	0.18 of 1%

If the management of the accounts commences or terminates at any time other than the beginning or end of a calendar month, the fee shall be prorated based on the portion of such calendar month during which the Agreement was in force.

Dated: as of ___________ ____, 2023

National Investment Services of America, LLC		American Beacon Advisors, Inc.

By:		By:
	Robert Brooks		Paul B. Cavazos
	President		Senior Vice President

American Beacon Funds

By:
Jeffrey K. Ringdahl
President
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INVESTMENT ADVISORY AGREEMENT –
AMERICAN BEACON SHAPIRO EQUITY OPPORTUNITIES FUND AND AMERICAN BEACON SHAPIRO SMID CAP EQUITY FUND

AMERICAN BEACON FUNDS
INVESTMENT ADVISORY AGREEMENT

AGREEMENT made this          day of               , 2023, by and among American Beacon Funds, a Massachusetts Business Trust (“Trust”), American Beacon Advisors, Inc., a Delaware Corporation (the "Manager"), and Shapiro Capital Management LLC (the "Adviser");

WHEREAS, the Trust is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), consisting of several series funds of shares, each having its own investment policies; and

WHEREAS, the Trust has retained the Manager to provide the Trust with business and asset management services, subject to the control of the Board of Trustees (the “Board”); and

WHEREAS, the Trust’s agreement with the Manager permits the Manager to delegate to other parties certain of its asset management responsibilities; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Manager and the Trust desire to retain the Adviser to render investment management services to the Trust with respect to certain of its funds and such other funds as the Trust and the Adviser may agree upon and so specify in the Schedule(s) attached hereto (collectively the "Funds") and as described in the Trust's registration statement on Form N-1A as amended from time to time, and the Adviser is willing to render such services;

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. (a) Duties of the Adviser. The Manager and the Trust appoint the Adviser to manage the investment and reinvestment of such portion, if any, of the Funds' assets as is designated by the Manager from time to time, and, with respect to such assets, to continuously review, and administer the investment program of the Funds, to determine in the Adviser's discretion the securities to be purchased or sold, to provide the Manager and the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Manager and to the Trust's officers and Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities (1) in conformity with all applicable securities law, including but not limited to the Investment Company Act, the Advisers Act, the Commodity Exchange Act, the Securities Act of 1933 (“Securities Act”), and the Securities Exchange Act of 1934 (“Exchange Act”), (2) subject to the Manager's oversight and the control of the officers and the Trustees of the Trust and in compliance with such policies as the Board may from time to time establish, (3) in compliance with the objectives, policies, and limitations for each such Fund set forth in the Trust's current registration statement as amended from time to time and applicable laws and regulations, and (4) in compliance with

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such other investment guidelines or restrictions established from time to time by the Manager or the Trust which shall be communicated in writing by the Manager to Adviser in advance. The Adviser accepts such appointment and agrees to render the services for the compensation specified herein and to provide at its own expense the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein. (With respect to any of the Fund assets allocated for management by the Adviser, the Manager will make the investment decisions with respect to that portion of assets which the Adviser deems should be invested in short-term money market instruments. The Manager agrees to provide this service.) The Manager will instruct the Trust's custodian(s) to hold and/or transfer the Funds' assets in accordance with Proper Instructions received from the Adviser. (For this purpose, the term "Proper Instructions" shall have the meaning(s) specified in the applicable agreement(s) between the Trust and its custodian(s), but generally refers to a writing by the representatives of the Adviser who have been authorized by the Trust’s Board from time to time to provide instructions to the Trust’s custodian. For the purpose of clarification, “Proper Instructions” can be instructions in any format, including without limitation, electronic instructions that are agreed upon by the Adviser and the Trust’s custodian.)

The Adviser is authorized on behalf of the Funds, and consistent with the investment discretion delegated to the Adviser herein, to: (i) enter into agreements and execute any documents including without limitation, futures and options transactions, brokerage agreements, clearing agreements, account documentation, futures and option agreements, swap agreements, and other investment related agreements required to meet the obligations of the Trust with respect to any investments made for the Funds. Such documentation includes but may not be limited to any market and/or industry standard documentation and the standard representations contained therein. Adviser is authorized on behalf of Manager to make all elections required in such agreements, instruments and documentation and make and receive all related notices from brokers or other counterparties. Manager also authorizes Adviser as agent and attorney-in-fact to make transactions in futures contracts and options on futures contracts on margin, for the Fund, and authorizes each broker with whom Adviser makes such transactions to follow its instructions with respect to such transactions. Manager understands and agrees that Adviser will determine that such transactions are permitted before instructing a broker to enter into such transactions and that any broker receiving an order for any such transaction will have no independent obligation to ensure that the transactions are consistent with the Trust’s registration statement or the Fund’s investment guidelines; and (ii) acknowledge the receipt of brokers’ risk disclosure statements, electronic trading disclosure statements and similar disclosures, provided, however, that (a) the Adviser shall be responsible for ensuring that any such representations are consistent with the relevant Fund’s investment policies and other governing documents; (b) the Adviser shall be responsible for providing all notifications and delivering all documents required to be provided or delivered by a Fund under such documentation; and (c) the Adviser shall immediately notify the Manager of any event of default, potential event of default or termination event affecting a Fund under such documentation. The Adviser further shall have the authority to instruct the custodian to: (i) pay cash for securities and other property delivered for the Fund, (ii) deliver or accept delivery of, upon receipt of payment or payment upon receipt of, securities, commodities or other property underlying any futures or options contracts, and other property purchased or sold for the Fund; (iii) deposit margin or collateral which shall include the transfer of money, securities or other property to the extent necessary to meet the obligations of the Funds with respect to any investments made pursuant to the Trust’s registration statement, provided, however, that unless otherwise approved

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by the Manager, any such deposit of margin or collateral shall be effected by transfer or segregation within an account maintained for the Funds by its custodian subject to a control agreement, acceptable in form and substance to the Manager, pursuant to which such custodian agrees and accepts entitlement, orders or instructions from the secured party with respect to such margin or collateral. The Adviser shall not have the authority to cause the Manager or the Trust to deliver securities or other property, or pay cash to the Adviser other than payment of the management fee provided for in this Agreement. The Adviser will not be responsible for the cost of securities or brokerage commissions or any other Trust expenses except as specified in this Agreement.

(b) Valuation.  In accordance with procedures and methods established by the Board, which may be amended from time to time, the Adviser will provide assistance to the Manager in determining the fair value of all securities and other investments owned by the Funds, and use reasonable efforts to arrange for the provision of valuation information or prices from parties independent of the Adviser with respect to the securities or other investments owned by the Funds for which market prices are not readily available.  The Adviser will monitor the securities and other investments owned by the Funds for potential significant events that could affect their values and notify the Manager when, in its opinion, a significant event has occurred that may not be reflected in the market values of such securities. The Adviser will maintain adequate records with respect to securities valuation information provided hereunder, and shall provide such information to Manager upon request.

(c) Compliance and Other Matters.  The Adviser, at its expense, shall provide the Manager with such compliance reports and certifications relating to its duties under this Agreement and the federal securities laws as may be agreed upon by such parties from time to time.  The Adviser also shall:

(i)	continue to be a duly formed legal entity, validly existing under the laws of its jurisdiction of formation, fully authorized to enter into this Agreement and carry out its duties and obligations hereunder;

(ii)	be registered as an investment adviser with the U.S. Securities and Exchange Commission (the "SEC") under the Advisers Act, and be registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed, except where the failure to be so licensed would not have an adverse effect on the Adviser, Manager or Trust. The Adviser shall maintain such registration or license in effect and in good standing at all times during the term of this Agreement;

(iii)	maintain any necessary registrations, licenses, or exemptions, to the extent required, with the U.S. Commodity Futures Trading Commission (“CFTC”) and/or National Futures Association;

(iv)	at all times provide its best judgment and effort to the Manager and the Trust in carrying out its obligations hereunder;

(v)	use the same care and skill in providing such services as it uses in providing services to other accounts for which it has investment management responsibilities;
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(vi)	(i) cooperate with and provide reasonable assistance to the Manager, the Trust’s administrator, custodian, transfer agent and pricing agents and all other agents and representatives of the Funds, the Trust and the Manager; (ii) keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Funds, the Trust and the Manager; (iii) provide prompt responses to reasonable requests made by such persons; and (iv) maintain any appropriate interfaces with each so as to promote the efficient exchange of information. Without limitation of the foregoing, the Adviser shall comply with all statutory and regulatory requirements relating to derivatives transactions entered into by the Adviser for or on behalf of the Trust or any of its Funds, including without limitation, compliance with all recordkeeping and reporting requirements pursuant to Parts 43, 45 and 46 of the regulations of the CFTC and comparable rules of the SEC (collectively, the “Derivatives Recordkeeping and Reporting Rules”);

(vii)	maintain a written Code of Ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and provide the Manager with a current copy of the Code of Ethics. The Adviser shall periodically certify to the Manager that the Adviser has complied with the requirements of Rule 17j-1 and that there have been no violations of the Code of Ethics or, if a violation has occurred, that appropriate action has been taken in response to such violation. Upon written request of the Manager, the Adviser shall permit representatives of the Manager to examine the reports (or summaries of the reports) required to be made under the Code of Ethics and other records evidencing enforcement of the Code of Ethics;

(viii)	assist the Trust and the Trust’s Chief Compliance Officer (“CCO”) in complying with Rule 38a-1 under the Investment Company Act. Specifically, the Adviser represents that it shall maintain a compliance program in accordance with the requirements of Rule 206(4)-7 under the Advisers Act, as amended, and shall provide the CCO with reasonable access to information regarding the Adviser’s compliance program, which access shall include on-site visits with the Adviser as may be reasonably requested from time to time. In connection with the periodic review and annual report required to be prepared by the CCO pursuant to Rule 38a-1, the Adviser agrees to provide certifications as may be reasonably requested by the CCO related to the design and implementation of the Adviser’s compliance program;

(ix)	comply with the Trusts’ policy on selective disclosure of portfolio holdings of the Funds as described in the Trusts’ current registration statement, and upon request from the Manager, provide a certification to the Manager with respect to compliance with the Funds’ selective disclosure policy;

(x)	treat confidentially and as proprietary all records and other information relating to the Funds, and not use records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Manager or when so requested by the Manager or required by law or regulation;
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(xi)	promptly notify the Manager of any impending change of a portfolio manager, portfolio management strategy or any other material matter that may require disclosure to the Board and/or shareholders of the Funds;

(xii)	provide the Manager with a current and complete copy of the Adviser’s Form ADV, and any supplements or amendments thereto;

(xiii)	provide the Manager with a current list of persons the Adviser wishes to have authorized to give instructions to the Trust’s custodian regarding assets of the Funds;

(xiv)	be responsible for the filing of Schedule 13D/13G and Form 13F, and any non-U.S. securities filing equivalents of these filings, on behalf of the Trust reflecting holdings over which the Adviser and its affiliates have investment and/or voting discretion;

(xv)	provide reasonable assistance to the Manager, the Trust or its agent in processing class action paperwork, for any security held within the Funds managed by the Adviser;

(xvi)	not permit any employee of the Adviser to have any material connection with the handling of the Funds if such employee has been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction or regulatory authority, from acting as an investment adviser or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security;

(xvii)	regularly report to the Manager on the investment program for the Funds and the issuers and securities represented in the Funds, and furnish the Manager, with respect to the Funds, such periodic and special reports as the Manager may reasonably request, including, but not limited to, reports concerning transactions and performance of each Fund, reports regarding compliance with the Trust’s procedures pursuant to Rules 17e-1, 17a-7, 10f-3 and 12d3-1 under the Investment Company Act, Section 28(e) of the Exchange Act, compliance with investment guidelines and restrictions, trade errors, liquidity determinations, and compliance with the Adviser’s Code of Ethics, and such other procedures or requirements that the Manager may reasonably request from time to time;

(xviii)	promptly review the Trust’s prospectus and statement of additional information applicable to the Funds, and any amendments or supplements thereto, which relate to the Adviser or the Funds and confirm that, with respect to the disclosure respecting or relating to the Adviser, including any performance information the Adviser provides that is included in or serves as the basis for information included in the prospectus or statement of additional information, such prospectus or statement of additional information contains no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Adviser further agrees to notify the Manager immediately of any material fact known to the Adviser respecting or relating to the Adviser that is not contained in the prospectus or statement of additional information for the Trust, or any amendment or supplement thereto, or of any statement
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respecting or relating to the Adviser contained therein that becomes untrue in any material respect. With respect to the disclosure respecting each Fund, the Adviser represents and agrees that the description in the Trust’s prospectus and statement of additional information regarding investment objectives and strategies is consistent with the manner in which the Adviser intends to manage the Funds, and the description of risks is consistent with risks known to the Adviser that arise in connection with the manner in which the Adviser intends to manage the Funds. The Adviser further agrees to notify the Manager immediately in the event that the Adviser becomes aware that the prospectus or statement of additional information for a Fund is inconsistent in any material respect with the manner in which the Adviser is managing the Fund, and in the event that the principal risks description is inconsistent in any material respect with the risks known to the Adviser that arise in connection with the manner in which the Adviser is managing the Fund. In addition, the Adviser agrees to comply with the Manager’s reasonable request for information regarding the personnel of the Adviser who are responsible for the day-to-day management of the Trust’s assets as may be required to be disclosed in the prospectus or statement of additional information;

(xix)	Upon request, provide certifications to the principal executive and financial officers of the Trust (the “certifying officers”) that support the certifications required to be made by the certifying officers in connection with the preparation and/or filing of the Trust’s Form N-CSRs, N-Qs, shareholder reports, financial statements, and other disclosure documents or regulatory filings, in such form and content as the Trust shall reasonably request or in accordance with procedures adopted by the Trust; and

(xx)	provide the Manager with such other compliance reports and certifications relating to its duties under this Agreement and the federal securities laws as may be reasonably necessary.

2. Portfolio Transactions. The Adviser is authorized to select the brokers or dealers (including, to the extent permitted by law and applicable Trust guidelines, the Adviser or any of its affiliates) that will execute the purchases and sales of portfolio securities for the Funds and is directed to use its best efforts to obtain best execution as described in the Trust's current registration statement as amended from time to time. In selecting brokers or dealers, the Adviser may give consideration to factors other than price, including, but not limited to, research services and market information. Any such services or information which the Adviser receives in connection with activities for the Trust may also be used for the benefit of other clients and customers of the Adviser or any of its affiliates. The Adviser will promptly communicate to the Manager and to the officers and the Board such information relating to portfolio transactions as they may reasonably request. The Adviser shall not, without the prior approval of the Manager, effect any transactions which would cause the portion of the Fund’s assets designated to the Adviser to be out of compliance with any restrictions or policies of the Fund established by the Manager or set forth in the Fund’s registration statement. The Adviser shall not consult with any other investment sub-adviser of the Fund concerning transactions for the Fund in securities or other assets.

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3. Voting Rights. Unless otherwise directed by the Manager, the Adviser shall receive and exercise the voting rights with respect to any and all proxies regarding the assets in the Funds in the best interest of Portfolio shareholders and in accordance with the Adviser’s then current proxy voting policy and procedures, a copy of which has been provided to the Manager.  The Adviser shall report to the Manager in a timely manner a record of all proxies voted, in such form and format that complies with acceptable federal statutes and regulations (e.g., requirements of Form N-PX), including a record of all proxies not voted and/or voted inconsistently with Adviser’s proxy voting guidelines. The Adviser shall certify at least annually, or more often as may reasonably be requested by the Manager, as to the compliance of its proxy voting policies and procedures with applicable federal statutes and regulations.

The Manager reserves the right to exercise voting rights on any assets held in the Funds on an individual security or ongoing basis.

4. Compensation of the Adviser. For the services to be rendered by the Adviser as provided in Sections 1, 2, and 3 of this Agreement, the Trust shall pay to the Adviser compensation at the rate specified in Schedule(s) attached hereto and made a part of this Agreement. Such compensation shall be accrued daily and paid to the Adviser monthly in arrears, and the Trust shall calculate the fee by applying the annual percentage rate(s) as specified in the attached Schedule(s) to the average daily net assets of the specified Funds during the relevant month. Solely for the purpose of calculating the applicable annual percentage rates specified in the attached Schedule(s), there shall be included such other assets as are specified in said Schedule(s). The Fund is solely responsible for the payment of fees to the Adviser.

The Adviser agrees: (1) that the blended fee rate in basis points contracted hereunder with each Fund will not exceed the blended fee rate in basis points contracted with an account managed according to similar investment objectives, with similar servicing requirements, and of the same or smaller size (including other accounts managed for the same client); and (2) that the actual annual dollar fee paid by any other client of the same or larger size for whom the Adviser provides investment advisory services under an asset based fee arrangement (i.e., not a performance fee arrangement) will not be less than the actual annual dollar fee paid hereunder. In the event that the fee charged hereunder exceeds the fee charged to an account described in (1) or (2) above, the Adviser shall promptly notify the Manager and the fee charged hereunder shall automatically be reduced to match the fee charged to such other account from the time such fee is charged to such other account.

The Adviser shall bear all expenses incurred by it and its staff with respect to all activities in connection with the performance of the Adviser’s services under this Agreement, including but not limited to salaries, benefits, overhead, travel, and preparation of reports. Upon request by the Manager, Adviser agrees to reimburse the Manager for costs associated with certain supplements to the Fund’s disclosure documents (“Supplements”). Such Supplements are those generated due to changes by Adviser requiring prompt disclosure in the Trust’s prospectus, statement of additional information, and/or information statement and for which, at the time of notification by Adviser to Manager of such changes, the Trust is not already generating a supplement for other purposes or for which the Manager may not be able to reasonably add such changes to a pending supplement. Such changes by Adviser include, but are not limited to, changes to its structure, to key investment personnel, to investment style or management. Adviser shall reimburse the Manager or the Trust, as applicable, for all of the costs associated with generating such Supplements, and/or any required Board and/or proxy expenses related to approving a change in control of the Adviser. Reimbursable costs may include, but are not limited to, costs of preparation, filing, printing, postage, and/or distribution of such Supplements to all existing Fund shareholders.

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5. Other Services. At the request of the Trust or the Manager, the Adviser in its discretion may make available to the Trust office facilities, equipment, personnel, and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Adviser and billed to the Trust or the Manager at a price to be agreed upon by the Adviser and the Trust or the Manager.

6. Reports. The Manager (on behalf of the Trust) and the Adviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

7. Status of Adviser. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser and its directors, officers, employees and affiliates shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Manager or the Trust in any way or otherwise be deemed an agent to the Manager or the Trust.

8. Certain Records. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Investment Company Act or the Derivatives Recordkeeping and Reporting Rules that are prepared or maintained by the Adviser on behalf of the Manager or the Trust are the property of the Manager or the Trust and will be surrendered promptly to the Manager or Trust on request, provided that the Adviser shall be entitled to retain a copy of such records if it is legally required to do so.

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

10.   Permissible Interests. To the extent permitted by law, Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Adviser (or any successor thereof) is or may be interested in the Trust as a shareholder or otherwise; provided that all such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust's registration statement as required by law.

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11. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall continue for two years after its execution as to each Fund and thereafter for periods of one year for so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act and the rules and regulations thereunder. This Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by the Manager upon not less than (30) thirty days nor more than (60) sixty days prior notice to the Adviser, by vote of a majority of the Board of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than (30) thirty days nor more than (60) sixty days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on sixty (60) days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment.

A notice period provided in this Section may be waived by the party required to be notified, in their absolute discretion.

As used in this Section 11, the terms "assignment", "interested persons", and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the Investment Company Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC under said Act.

12. Severability. If any provision of this Agreement shall be held or made invalid or unenforceable by a court of competent jurisdiction, statute, rule or otherwise, such provision will be modified, rewritten or interpreted to include as much of its nature and scope as will render it enforceable. If it cannot be so modified, rewritten or interpreted to be valid and enforceable in any respect, it will not be given effect, and the remainder of the Agreement will be enforced as if such provision had never been included.

13. Amendments.  This Agreement may be amended by mutual written consent, subject to approval by the Board and the Fund’s shareholders to the extent required by the Investment Company Act, subject to such exemptions as may be granted by the SEC under said Act.

14. Miscellaneous.

(a) Governing Law and Venue.  This Agreement shall be governed by the laws of Texas without giving effect to any conflict of laws provisions thereof.

(b) Use of Name. Adviser authorizes Manager’s use of the Adviser’s service marks and/or trademarks in connection with the marketing of the Fund(s), including but not limited to, the Fund(s)’ registration statements and fact sheets. In addition, the Manager acknowledges and agrees that it has no rights in or to the Adviser’s name beyond the limited use rights granted herein.

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(c) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same Agreement.

(d) No Implied Waiver. Either party’s failure to insist in any one or more instances upon strict performance by the other party of the terms of this Agreement shall not be construed as a waiver of any continuing or subsequent failure to perform or delay in performance of any term hereof.

(e) Entire Agreement. This Agreement constitutes the entire understanding between the parties and supersedes any and all prior or contemporaneous understandings and agreements, whether oral or written, between the parties, with respect to the subject matter hereof.

(f) Headings. Headings used in this Agreement are provided for convenience only and shall not be used to construe meaning or intent.

(g) Notices. Any notices required to be given hereunder may be delivered by hand, facsimile, deposited with a nationally recognized overnight carrier, or mailed by certified mail, return receipt requested, postage prepaid, in each case, to the address of the other party listed below (or such other address as may be furnished by a party in accordance with this paragraph). All such notices or communications shall be deemed to have been given and received (a) in the case of personal delivery or facsimile, on the date of such delivery, (b) in the case of delivery by a nationally recognized overnight carrier, the earlier of (i) the date of receipt or (ii) the third business day following dispatch and (c) in the case of mailing, on the seventh business day following such mailing. All such notices shall be delivered to:

A.	If to the Manager:

American Beacon Advisors, Inc.

200 East Las Colinas Blvd.

Suite 1200

Irving, TX 75039

Attention: Chief Investment Officer

with a copy to General Counsel at the same address.

Facsimile: 817-391-6131

B.	If to the Adviser:

Shapiro Capital Management LLC

One Buckhead Plaza, Suite 155

3060 Peachtree Road, N.W.

Atlanta, GA 30305

Attention: [name] [title]

Facsimile: 404-842-9610

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15. Trust and Shareholder Liability.  The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more Fund, the obligations hereunder shall be limited to the respective assets of that Fund.  The Adviser further agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund, nor from the Board or any individual Trustee of the Trust.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is not binding upon any of the Trustees, officers, or shareholders of the Trust individually.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

Shapiro Capital Management LLC		American Beacon Advisors, Inc.

By:		By:
	Louis S. Shapiro		Paul B. Cavazos
	President		Senior Vice President

American Beacon Funds

By:
Jeffrey K. Ringdahl
President
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Schedule A
To the
Investment Advisory Agreement
Among
American Beacon Funds
American Beacon Advisors, Inc.
and
Shapiro Capital Management LLC

American Beacon Funds (the “Trust”) shall pay Shapiro Capital Management LLC (“Adviser”) pursuant to Section 4 of the Investment Advisory Agreement among the Trust, American Beacon Advisors, Inc. and the Adviser for rendering investment management services with respect to the Funds the following fees for assets under Adviser’s management.

American Beacon Shapiro SMID Cap Equity Fund:

0.40% per annum on the first $250 million

0.35% per annum on the next $250 million

0.30% per annum on the excess over $500 million

American Beacon Shapiro Equity Opportunities Fund:

0.35% per annum on the first $250 million

0.30% per annum on the next $250 million

0.25% per annum on the excess over $500 million

If the management of the accounts commences or terminates at any time other than the beginning or end of a calendar month, the fee shall be prorated based on the portion of such calendar month during which the Agreement was in force.

Dated: as of _____________, 2023

Shapiro Capital Management LLC		American Beacon Advisors, Inc.

By:		By:
	Louis S. Shapiro		Paul B. Cavazos
	President		Senior Vice President

American Beacon Funds

By:
Jeffrey K. Ringdahl
President
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INVESTMENT ADVISORY AGREEMENT –
AMERICAN BEACON SSI ALTERNATIVE INCOME FUND

AMERICAN BEACON FUNDS
INVESTMENT ADVISORY AGREEMENT

AGREEMENT made this ____ day of ___, 2023, by and among American Beacon Funds, a Massachusetts Business Trust (“Trust”), American Beacon Advisors, Inc., a Delaware Corporation (the "Manager"), and SSI Investment Management LLC, a Delaware limited liability company (the "Adviser");

WHEREAS, the Trust is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), consisting of several series funds of shares, each having its own investment policies; and

WHEREAS, the Trust has retained the Manager to provide the Trust with business and asset management services, subject to the control of the Board of Trustees (the “Board”); and

WHEREAS, the Trust’s agreement with the Manager permits the Manager to delegate to other parties certain of its asset management responsibilities; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Manager and the Trust desire to retain the Adviser to render investment management services to the Trust with respect to certain of its funds and such other funds as the Trust and the Adviser may agree upon and so specify in the Schedule(s) attached hereto (collectively the "Funds") and as described in the Trust's registration statement on Form N-1A as amended from time to time, and the Adviser is willing to render such services;

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. (a) Duties of the Adviser. The Manager and the Trust appoint the Adviser to manage the investment and reinvestment of such portion, if any, of the Funds' assets as is designated by the Manager from time to time, and, with respect to such assets, to continuously review, and administer the investment program of the Funds, to determine in the Adviser's discretion the securities to be purchased or sold, to provide the Manager and the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Manager and to the Trust's officers and Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities (1) in conformity with all applicable securities law, including but not limited to the Investment Company Act, the Advisers Act, the Commodity Exchange Act, the Securities Act of 1933 (“Securities Act”), and the Securities Exchange Act of 1934 (“Exchange Act”), (2) subject to the Manager's oversight and the control of the officers and the Trustees of the Trust and in compliance with such policies as the Board may from time to time establish, (3) in compliance with the objectives, policies, and limitations for each such Fund set forth in the Trust's current registration statement as amended from time to time and applicable laws and regulations, and (4) in compliance with

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such other investment guidelines or restrictions established from time to time by the Manager or the Trust which shall be communicated in writing by the Manager to Adviser in advance. The Adviser accepts such appointment and agrees to render the services for the compensation specified herein and to provide at its own expense the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein. (With respect to any of the Fund assets allocated for management by the Adviser, the Manager will make the investment decisions with respect to that portion of assets which the Adviser deems should be invested in short-term money market instruments. The Manager agrees to provide this service.) The Manager will instruct the Trust's custodian(s) to hold and/or transfer the Funds' assets in accordance with Proper Instructions received from the Adviser. (For this purpose, the term "Proper Instructions" shall have the meaning(s) specified in the applicable agreement(s) between the Trust and its custodian(s), but generally refers to a writing by the representatives of the Adviser who have been authorized by the Trust’s Board from time to time to provide instructions to the Trust’s custodian. For the purpose of clarification, “Proper Instructions” can be instructions in any format, including without limitation, electronic instructions that are agreed upon by the Adviser and the Trust’s custodian.)

The Adviser is authorized on behalf of the Funds, and consistent with the investment discretion delegated to the Adviser herein, to: (i) enter into agreements and execute any documents including without limitation, futures and options transactions, brokerage agreements, clearing agreements, account documentation, futures and option agreements, swap agreements, and other investment related agreements required to meet the obligations of the Trust with respect to any investments made for the Funds. Such documentation includes but may not be limited to any market and/or industry standard documentation and the standard representations contained therein. Adviser is authorized on behalf of Manager to make all elections required in such agreements, instruments and documentation and make and receive all related notices from brokers or other counterparties. Manager also authorizes Adviser as agent and attorney-in-fact to make transactions in futures contracts and options on futures contracts on margin, for the Fund, and authorizes each broker with whom Adviser makes such transactions to follow its instructions with respect to such transactions. Manager understands and agrees that Adviser will determine that such transactions are permitted before instructing a broker to enter into such transactions and that any broker receiving an order for any such transaction will have no independent obligation to ensure that the transactions are consistent with the Trust’s registration statement or the Fund’s investment guidelines; and (ii) acknowledge the receipt of brokers’ risk disclosure statements, electronic trading disclosure statements and similar disclosures, provided, however, that (a) the Adviser shall be responsible for ensuring that any such representations are consistent with the relevant Fund’s investment policies and other governing documents; (b) the Adviser shall be responsible for providing all notifications and delivering all documents required to be provided or delivered by a Fund under such documentation; and (c) the Adviser shall immediately notify the Manager of any event of default, potential event of default or termination event affecting a Fund under such documentation. The Adviser further shall have the authority to instruct the custodian to: (i) pay cash for securities and other property delivered for the Fund, (ii) deliver or accept delivery of, upon receipt of payment or payment upon receipt of, securities, commodities or other property underlying any futures or options contracts, and other property purchased or sold for the Fund; (iii) deposit margin or collateral which shall include the transfer of money, securities or other property to the extent necessary to meet the obligations of the Funds with respect to any investments made pursuant to the Trust’s registration statement, provided, however, that unless otherwise approved

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by the Manager, any such deposit of margin or collateral shall be effected by transfer or segregation within an account maintained for the Funds by its custodian subject to a control agreement, acceptable in form and substance to the Manager, pursuant to which such custodian agrees and accepts entitlement, orders or instructions from the secured party with respect to such margin or collateral. The Adviser shall not have the authority to cause the Manager or the Trust to deliver securities or other property or pay cash to the Adviser other than payment of the management fee provided for in this Agreement. The Adviser will not be responsible for the cost of securities or brokerage commissions or any other Trust expenses except as specified in this Agreement.

(b) Valuation.  In accordance with procedures and methods established by the Board, which may be amended from time to time, the Adviser will provide assistance to the Manager in determining the fair value of all securities and other investments owned by the Funds, and use reasonable efforts to arrange for the provision of valuation information or prices from parties independent of the Adviser with respect to the securities or other investments owned by the Funds for which market prices are not readily available.  The Adviser will monitor the securities and other investments owned by the Funds for potential significant events that could affect their values and notify the Manager when, in its opinion, a significant event has occurred that may not be reflected in the market values of such securities. The Adviser will maintain adequate records with respect to securities valuation information provided hereunder, and shall provide such information to Manager upon request.

(c) Compliance and Other Matters.  The Adviser, at its expense, shall provide the Manager with such compliance reports and certifications relating to its duties under this Agreement and the federal securities laws as may be agreed upon by such parties from time to time.  The Adviser also shall:

(i)	continue to be a duly formed legal entity, validly existing under the laws of its jurisdiction of formation, fully authorized to enter into this Agreement and carry out its duties and obligations hereunder;

(ii)	be registered as an investment adviser with the U.S. Securities and Exchange Commission (the "SEC") under the Advisers Act, and be registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed, except where the failure to be so licensed would not have an adverse effect on the Adviser, Manager or Trust. The Adviser shall maintain such registration or license in effect and in good standing at all times during the term of this Agreement;

(iii)	maintain any necessary registrations, licenses, or exemptions, to the extent required, with the U.S. Commodity Futures Trading Commission (“CFTC”) and/or National Futures Association;

(iv)	at all times provide its best judgment and effort to the Manager and the Trust in carrying out its obligations hereunder;

(v)	use the same care and skill in providing such services as it uses in providing services to other accounts for which it has investment management responsibilities;
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(vi)	(i) cooperate with and provide reasonable assistance to the Manager, the Trust’s administrator, custodian, transfer agent and pricing agents and all other agents and representatives of the Funds, the Trust and the Manager; (ii) keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Funds, the Trust and the Manager; (iii) provide prompt responses to reasonable requests made by such persons; and (iv) maintain any appropriate interfaces with each so as to promote the efficient exchange of information. Without limitation of the foregoing, the Adviser shall comply with all statutory and regulatory requirements relating to derivatives transactions entered into by the Adviser for or on behalf of the Trust or any of its Funds, including without limitation, compliance with all recordkeeping and reporting requirements pursuant to Parts 43, 45 and 46 of the regulations of the CFTC and comparable rules of the SEC (collectively, the “Derivatives Recordkeeping and Reporting Rules”);

(vii)	maintain a written Code of Ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and provide the Manager with a current copy of the Code of Ethics. The Adviser shall periodically certify to the Manager that the Adviser has complied with the requirements of Rule 17j-1 and that there have been no violations of the Code of Ethics or, if a violation has occurred, that appropriate action has been taken in response to such violation. Upon written request of the Manager, the Adviser shall permit representatives of the Manager to examine the reports (or summaries of the reports) required to be made under the Code of Ethics and other records evidencing enforcement of the Code of Ethics;

(viii)	assist the Trust and the Trust’s Chief Compliance Officer (“CCO”) in complying with Rule 38a-1 under the Investment Company Act. Specifically, the Adviser represents that it shall maintain a compliance program in accordance with the requirements of Rule 206(4)-7 under the Advisers Act, as amended, and shall provide the CCO with reasonable access to information regarding the Adviser’s compliance program, which access shall include on-site visits with the Adviser as may be reasonably requested from time to time. In connection with the periodic review and annual report required to be prepared by the CCO pursuant to Rule 38a-1, the Adviser agrees to provide certifications as may be reasonably requested by the CCO related to the design and implementation of the Adviser’s compliance program;

(ix)	comply with the Trusts’ policy on selective disclosure of portfolio holdings of the Funds as described in the Trusts’ current registration statement, and upon request from the Manager, provide a certification to the Manager with respect to compliance with the Funds’ selective disclosure policy;

(x)	treat confidentially and as proprietary all records and other information relating to the Funds, and not use records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Manager or when so requested by the Manager or required by law or regulation;
D-56

(xi)	promptly notify the Manager of any impending change of a portfolio manager, portfolio management strategy or any other material matter that may require disclosure to the Board and/or shareholders of the Funds;

(xii)	provide the Manager with a current and complete copy of the Adviser’s Form ADV, and any supplements or amendments thereto;

(xiii)	provide the Manager with a current list of persons the Adviser wishes to have authorized to give instructions to the Trust’s custodian regarding assets of the Funds;

(xiv)	be responsible for the filing of Schedule 13D/13G and Form 13F, and any non-U.S. securities filing equivalents of these filings, on behalf of the Trust reflecting holdings over which the Adviser and its affiliates have investment and/or voting discretion;

(xv)	provide reasonable assistance to the Manager, the Trust or its agent in processing class action paperwork, for any security held within the Funds managed by the Adviser;

(xvi)	not permit any employee of the Adviser to have any material connection with the handling of the Funds if such employee has been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction or regulatory authority, from acting as an investment adviser or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security;

(xvii)	regularly report to the Manager on the investment program for the Funds and the issuers and securities represented in the Funds, and furnish the Manager, with respect to the Funds, such periodic and special reports as the Manager may reasonably request, including, but not limited to, reports concerning transactions and performance of each Fund, reports regarding compliance with the Trust’s procedures pursuant to Rules 17e-1, 17a-7, 10f-3 and 12d3-1 under the Investment Company Act, Section 28(e) of the Exchange Act, compliance with investment guidelines and restrictions, trade errors, liquidity determinations, and compliance with the Adviser’s Code of Ethics, and such other procedures or requirements that the Manager may reasonably request from time to time;

(xviii)	promptly review the Trust’s prospectus and statement of additional information applicable to the Funds, and any amendments or supplements thereto, which relate to the Adviser or the Funds and confirm that, with respect to the disclosure respecting or relating to the Adviser, including any performance information the Adviser provides that is included in or serves as the basis for information included in the prospectus or statement of additional information, such prospectus or statement of additional information contains no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Adviser further agrees to notify the Manager immediately of any material fact known to the Adviser respecting or relating to the Adviser that is not contained in the prospectus or statement of additional information for the Trust, or any amendment or supplement thereto, or of any statement
D-57

respecting or relating to the Adviser contained therein that becomes untrue in any material respect. With respect to the disclosure respecting each Fund, the Adviser represents and agrees that the description in the Trust’s prospectus and statement of additional information regarding investment objectives and strategies is consistent with the manner in which the Adviser intends to manage the Funds, and the description of risks is consistent with risks known to the Adviser that arise in connection with the manner in which the Adviser intends to manage the Funds. The Adviser further agrees to notify the Manager immediately in the event that the Adviser becomes aware that the prospectus or statement of additional information for a Fund is inconsistent in any material respect with the manner in which the Adviser is managing the Fund, and in the event that the principal risks description is inconsistent in any material respect with the risks known to the Adviser that arise in connection with the manner in which the Adviser is managing the Fund. In addition, the Adviser agrees to comply with the Manager’s reasonable request for information regarding the personnel of the Adviser who are responsible for the day-to-day management of the Trust’s assets as may be required to be disclosed in the prospectus or statement of additional information;

(xix)	Upon request, provide certifications to the principal executive and financial officers of the Trust (the “certifying officers”) that support the certifications required to be made by the certifying officers in connection with the preparation and/or filing of the Trust’s Form N-CSRs, N-Qs, shareholder reports, financial statements, and other disclosure documents or regulatory filings, in such form and content as the Trust shall reasonably request or in accordance with procedures adopted by the Trust; and

(xx)	provide the Manager with such other compliance reports and certifications relating to its duties under this Agreement and the federal securities laws as may be reasonably necessary.

2. Portfolio Transactions. The Adviser is authorized to select the brokers or dealers (including, to the extent permitted by law and applicable Trust guidelines, the Adviser or any of its affiliates) that will execute the purchases and sales of portfolio securities for the Funds and is directed to use its best efforts to obtain best execution as described in the Trust's current registration statement as amended from time to time. In selecting brokers or dealers, the Adviser may give consideration to factors other than price, including, but not limited to, research services and market information. Any such services or information which the Adviser receives in connection with activities for the Trust may also be used for the benefit of other clients and customers of the Adviser or any of its affiliates. The Adviser will promptly communicate to the Manager and to the officers and the Board such information relating to portfolio transactions as they may reasonably request. The Adviser shall not, without the prior approval of the Manager, effect any transactions which would cause the portion of the Fund’s assets designated to the Adviser to be out of compliance with any restrictions or policies of the Fund established by the Manager or set forth in the Fund’s registration statement. The Adviser shall not consult with any other investment sub-adviser of the Fund concerning transactions for the Fund in securities or other assets.

3. Exercise of Rights. The Adviser, unless and until otherwise directed by the Manager, will exercise all rights of security holders with respect to securities held by each Fund, including, but not limited to: voting proxies, converting, tendering, and exchanging or redeeming securities.

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The Adviser shall receive and exercise the rights of security holders in the best interest of Portfolio shareholders and in accordance with the Adviser’s then current policies and procedures, including proxy voting policy and procedures, a copy of which has been provided to the Manager.

The Adviser shall report to the Manager in a timely manner a record of all proxies voted, in such form and format that complies with acceptable federal statutes and regulations (e.g., requirements of Form N-PX), including a record of all proxies not voted and/or voted inconsistently with Adviser’s proxy voting guidelines. The Adviser shall certify at least annually, or more often as may reasonably be requested by the Manager, as to the compliance of its proxy voting policies and procedures with applicable federal statutes and regulations.

The Manager reserves the right to exercise voting rights on any assets held in the Funds on an individual security or ongoing basis.

4. Compensation of the Adviser. For the services to be rendered by the Adviser as provided in Sections 1, 2, and 3 of this Agreement, the Trust shall pay to the Adviser compensation at the rate specified in Schedule(s) attached hereto and made a part of this Agreement. Such compensation shall be accrued daily and paid to the Adviser monthly in arrears, and the Trust shall calculate the fee by applying the annual percentage rate(s) as specified in the attached Schedule(s) to the average daily net assets of the specified Funds during the relevant month. Solely for the purpose of calculating the applicable annual percentage rates specified in the attached Schedule(s), there shall be included such other assets as are specified in said Schedule(s). The Fund is solely responsible for the payment of fees to the Adviser.

The Adviser agrees:  (1) that the blended fee rate in basis points contracted hereunder with the Fund will not exceed the blended fee rate in basis points contracted with an account managed according to materially the same strategy, with similar servicing requirements (including client service, operational and compliance), and of the same or smaller size (including other accounts managed for the same client);  and (2) that the actual annual dollar fee paid by any other client of the same or larger size for whom the Adviser provides investment advisory services under an asset based fee arrangement (i.e., not a performance fee arrangement) will not be less than the actual annual dollar fee paid hereunder.  In the event that the fee charged hereunder exceeds the fee charged to an account described in (1) or (2) above, the Adviser shall promptly notify the Manager and the fee charged hereunder shall automatically be reduced to match the fee charged to such other account from the time such fee is charged to such other account.

The Adviser shall bear all expenses incurred by it and its staff with respect to all activities in connection with the performance of the Adviser’s services under this Agreement, including but not limited to salaries, benefits, overhead, travel, and preparation of reports. Upon request by the Manager, Adviser agrees to reimburse the Manager for costs associated with certain supplements to the Fund’s disclosure documents (“Supplements”). Such Supplements are those generated due to changes by Adviser requiring prompt disclosure in the Trust’s prospectus, statement of additional information, and/or information statement and for which, at the time of notification by Adviser to Manager of such changes, the Trust is not already generating a supplement for other

D-59

purposes or for which the Manager may not be able to reasonably add such changes to a pending supplement. Such changes by Adviser include, but are not limited to, changes to its structure, to key investment personnel, to investment style or management. Adviser shall reimburse the Manager or the Trust, as applicable, for all of the costs associated with generating such Supplements, and/or any required Board and/or proxy expenses related to approving a change in control of the Adviser. Reimbursable costs may include, but are not limited to, costs of preparation, filing, printing, postage, and/or distribution of such Supplements to all existing Fund shareholders.

5. Other Services. At the request of the Trust or the Manager, the Adviser in its discretion may make available to the Trust office facilities, equipment, personnel, and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Adviser and billed to the Trust or the Manager at a price to be agreed upon by the Adviser and the Trust or the Manager.

6. Reports. The Manager (on behalf of the Trust) and the Adviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

7. Status of Adviser. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser and its directors, officers, employees and affiliates shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Manager or the Trust in any way or otherwise be deemed an agent to the Manager or the Trust.

8. Certain Records. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Investment Company Act or the Derivatives Recordkeeping and Reporting Rules that are prepared or maintained by the Adviser on behalf of the Manager or the Trust are the property of the Manager or the Trust and will be surrendered promptly to the Manager or Trust on request, provided that the Adviser shall be entitled to retain a copy of such records if it is legally required to do so.

9. Liability of Adviser and Manager. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement. Each of the Adviser and the Manager agrees to indemnify and hold harmless, the other party, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the other party, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the other party or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the indemnifying party’s responsibilities to the Trust based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the indemnifying party’s obligations and/or duties under this Agreement by the indemnifying party or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the indemnifying party. The indemnification in this Section shall survive the termination of this Agreement.

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10. Permissible Interests. To the extent permitted by law, Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Adviser (or any successor thereof) is or may be interested in the Trust as a shareholder or otherwise; provided that all such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust's registration statement as required by law.

11. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall continue for two years after its execution as to each Fund and thereafter for periods of one year for so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act and the rules and regulations thereunder. This Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by the Manager upon not less than (30) thirty days nor more than (60) sixty days prior notice to the Adviser, by vote of a majority of the Board of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than (30) thirty days nor more than (60) sixty days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on sixty (60) days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment.

A notice period provided in this Section may be waived by the party required to be notified, in their absolute discretion.

As used in this Section 11, the terms "assignment", "interested persons", and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the Investment Company Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC under said Act.

12. Severability. If any provision of this Agreement shall be held or made invalid or unenforceable by a court of competent jurisdiction, statute, rule or otherwise, such provision will be modified, rewritten or interpreted to include as much of its nature and scope as will render it enforceable. If it cannot be so modified, rewritten or interpreted to be valid and enforceable in any respect, it will not be given effect, and the remainder of the Agreement will be enforced as if such provision had never been included.

13. Amendments.  This Agreement may be amended by mutual written consent, subject to approval by the Board and the Fund’s shareholders to the extent required by the Investment Company Act, subject to such exemptions as may be granted by the SEC under said Act.

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14. Miscellaneous.

(a) Governing Law and Venue.  This Agreement shall be governed by the laws of Texas without giving effect to any conflict of laws provisions thereof.

(b) Use of Name. Adviser authorizes Manager’s use of the Adviser’s service marks and/or trademarks (the “Marks”) in connection with the marketing of the Fund(s), including but not limited to, the Fund(s)’ registration statements and fact sheets, only while the Adviser is the sole investment manager of the Funds. In addition, the Manager acknowledges and agrees that it has no rights in or to the Adviser’s name beyond the limited use rights granted herein and that any authorization to use the Marks will terminate immediately if the Adviser is not the sole investment manager of the Funds.

(c) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same Agreement.

(d) No Implied Waiver. Either party’s failure to insist in any one or more instances upon strict performance by the other party of the terms of this Agreement shall not be construed as a waiver of any continuing or subsequent failure to perform or delay in performance of any term hereof.

(e) Entire Agreement. This Agreement constitutes the entire understanding between the parties and supersedes any and all prior or contemporaneous understandings and agreements, whether oral or written, between the parties, with respect to the subject matter hereof.

(f) Headings. Headings used in this Agreement are provided for convenience only and shall not be used to construe meaning or intent.

(g) Notices. Any notices required to be given hereunder may be delivered by hand, facsimile, deposited with a nationally recognized overnight carrier, or mailed by certified mail, return receipt requested, postage prepaid, in each case, to the address of the other party listed below (or such other address as may be furnished by a party in accordance with this paragraph). All such notices or communications shall be deemed to have been given and received (a) in the case of personal delivery or facsimile, on the date of such delivery, (b) in the case of delivery by a nationally recognized overnight carrier, the earlier of (i) the date of receipt or (ii) the third business day following dispatch and (c) in the case of mailing, on the seventh business day following such mailing. All such notices shall be delivered to:

A.	If to the Manager:

American Beacon Advisors, Inc.

200 East Las Colinas Blvd.

Suite 1200

Irving, TX 75039

Attention: Chief Investment Officer

with a copy to General Counsel at the same address.

Facsimile: 817-391-6131

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B.	If to the Adviser:

SSI Investment Management LLC

9440 Santa Monica Boulevard, 8th Floor

Beverly Hills, CA 90210

Attention: Syed Mehdi and George Douglas

Facsimile: 310-595-2089

15. Trust and Shareholder Liability.  The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more Fund, the obligations hereunder shall be limited to the respective assets of that Fund.  The Adviser further agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund, nor from the Board or any individual Trustee of the Trust.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is not binding upon any of the Trustees, officers, or shareholders of the Trust individually.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

SSI Investment Management LLC		American Beacon Advisors, Inc.

By:		By:
	Syed Mehdi		Paul B. Cavazos
	COO & CCO		Senior Vice President

American Beacon Funds

By:
Jeffrey K. Ringdahl
President
D-63

Schedule A
To the
Investment Advisory Agreement
Among
American Beacon Funds
American Beacon Advisors, Inc.
and
SSI Investment Management LLC

The American Beacon SSI Alternative Income Fund (“the Fund”), a series of American Beacon Funds (the “Trust”) shall pay SSI Investment Management LLC (“Adviser”) pursuant to Section 4 of the Investment Advisory Agreement among the Trust, American Beacon Advisors, Inc. and the Adviser for rendering investment management services with respect to the Fund the following fee for all Fund assets under Adviser’s management.

First $300 million	0.95%
Over $300 million	0.85%

If the management of the accounts commences or terminates at any time other than the beginning or end of a calendar month, the fee shall be prorated based on the portion of such calendar month during which the Agreement was in force.

Dated: as of _______________, 2023

SSI Investment Management LLC		American Beacon Advisors, Inc.

By:		By:
	Syed Mehdi		Paul B. Cavazos
	COO & CCO		Senior Vice President

American Beacon Funds

By:
Jeffrey K. Ringdahl
President
D-64

APPENDIX E

CURRENT MANAGEMENT AGREEMENTS COMPENSATION AND PAYMENTS

A.	American Beacon Funds – Management Agreement with American Beacon Advisors, Inc. (“American Beacon”), first dated April 30, 2015, and restated April 4, 2016*
Fund Name	Last Approval
American Beacon AHL Managed Futures Strategy Fund American Beacon Balanced Fund	Last approved by shareholders at a special meeting on March 17, 2015, in connection with a prior change in control of American Beacon.

American Beacon Bridgeway Large Cap Value Fund

American Beacon Developing World Income Fund

American Beacon International Equity Fund

American Beacon SiM High Yield Opportunities Fund

American Beacon Stephens Small Cap Growth Fund

American Beacon The London Company Income Equity Fund

Last approved by shareholders at a special meeting on March 17, 2015, as adjourned to April 7, 2015, in connection with a prior change in control of American Beacon.
American Beacon Large Cap Value Fund American Beacon Small Cap Value Fund American Beacon Stephens Mid-Cap Growth Fund	Last approved by shareholders at a special meeting on March 17, 2015, as adjourned to April 28, 2015, in connection with a prior change in control of American Beacon.
American Beacon AHL TargetRisk Fund	Last approved by the sole initial shareholder of the Fund on December 28, 2018.
American Beacon ARK Transformational Innovation Fund	Last approved by the sole initial shareholder of the Fund on January 27, 2017.
American Beacon Bridgeway Large Cap Growth Fund	Last approved by the sole initial shareholder of the Fund on February 4, 2016.
American Beacon EAM International Small Cap Fund	Last approved by the sole initial shareholder of the Fund on January 18, 2019.
American Beacon FEAC Floating Rate Income Fund	Last approved by the sole initial shareholder of the Fund on December 11, 2015.
American Beacon Garcia Hamilton Quality Bond Fund	Last approved by the sole initial shareholder of the Fund on April 4, 2016.
American Beacon NIS Core Plus Bond Fund	Last approved by the sole initial shareholder of the Fund on September 10, 2020.
American Beacon Shapiro Equity Opportunities Fund	Last approved by the sole initial shareholder of the Fund on September 12, 2017.
American Beacon Shapiro SMID Cap Equity Fund	Last approved by the sole initial shareholder of the Fund on September 12, 2017.
American Beacon SSI Alternative Income Fund	Last approved by the sole initial shareholder of the Fund on May 17, 2019.
American Beacon TwentyFour Strategic Income Fund	Last approved by the sole initial shareholder of the Fund on April 4, 2017.
American Beacon TwentyFour Sustainable Short Term Bond Fund	Last approved by the sole initial shareholder of the Fund on February 18, 2020.
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*	The Management Agreement approved by shareholders was entered into on April 30, 2015. On April 4, 2016, the Management Agreement was restated to combine the terms of the Management Agreement with the Funds’ Administration Agreement. The restated Management Agreement was approved by the Board, but not submitted to shareholders, in accordance with SEC staff guidance. See “Advisory Contracts – Combined Investment Advisory and Service Fees,” SEC Division of Investment Management Staff Issues of Interest (mod. Sept. 23, 2013), available at https://www.sec.gov/investment/divisionsinvestmentissues-interestshtml; Franklin Templeton Group of Funds, SEC Staff No-Action Letter (pub. avail. July 23, 1997).

B.	American Beacon Select Funds – Management Agreement with American Beacon, first dated April 30, 2015, restated April 4, 2016*
•	Last approved by shareholders at a special meeting on March 17, 2015, as adjourned to April 7, 2015, in connection with a prior change in control of American Beacon.
*	The Management Agreement approved by shareholders was entered into on April 30, 2015. On April 4, 2016, the Management Agreement was restated to combine the terms of the Management Agreement with the Funds’ Administration Agreement. The restated Management Agreement was approved by the Board, but not submitted to shareholders, in accordance with SEC staff guidance. See “Advisory Contracts – Combined Investment Advisory and Service Fees,” SEC Division of Investment Management Staff Issues of Interest (mod. Sept. 23, 2013), available at https://www.sec.gov/investment/divisionsinvestmentissues-interestshtml; Franklin Templeton Group of Funds, SEC Staff No-Action Letter (pub. avail. July 23, 1997).
C.	American Beacon Institutional Funds Trust – Management Agreement with American Beacon, dated February 28, 2017
•	Last approved by the sole initial shareholder of the American Beacon Diversified Fund on March 23, 2017.

D.         Compensation Payable Under the Agreements

Beacon Trust

As compensation for services rendered pursuant to the Current Management Agreement (other than securities lending services) for Funds with respect to which the Manager has delegated day-to-day management of some or all of the Fund’s portfolio assets to one or more sub-advisors, the Funds pay to the Manager a fee, computed daily and paid monthly, at the following annual rates as a percentage of each applicable Fund’s average daily net assets:

	Traditional Asset Classes		Alternative Investments
	Multi-Manager	Single-Manager
Tier 1	First $5 billion	First $5 billion	First $1 billion
	0.40%	0.35%	0.425%
Tier 2	Next $5 billion	Next $5 billion	Next $4 billion
	0.375%	0.325%	0.40%
Tier 3	Next $5 billion	Next $10 billion	Next $5 billion
	0.35%	0.30%	0.375%
Tier 4	Next $15 billion	Over $20 billion	Over $10 billion
	0.325%	0.275%	0.35%
Tier 5	Over $30 billion
	0.30%
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Funds with an effective date, or the date on which this fee schedule first applies, on or before May 29, 2016, are considered grandfathered (“Grandfathered Fund”). With respect to the Traditional Asset Class Multi-Manager fee schedule, Grandfathered Funds are charged a fee at a rate of 0.35% on the first $15 billion in assets and Tier 4 and Tier 5 fee rates thereafter, as applicable. With respect to the Alternative Investments fee schedule, Grandfathered Funds are charged a fee at a rate of 0.35% on all assets.

Fund	Fee Schedule	Grandfathered Fund
American Beacon AHL Managed Futures Strategy Fund	Alternative Investments	Yes
American Beacon AHL TargetRisk Fund	Traditional - Single Manager	n/a
American Beacon ARK Transformational Innovation Fund	Traditional - Single Manager	n/a
American Beacon Balanced Fund	Traditional - Multiple Manager	Yes
American Beacon Bridgeway Large Cap Growth Fund	Traditional - Single Manager	n/a
American Beacon Bridgeway Large Cap Value Fund	Traditional - Single Manager	n/a
American Beacon Developing World Income Fund	Traditional - Single Manager	n/a
American Beacon Garcia Hamilton Quality Bond Fund	Traditional - Single Manager	n/a
American Beacon International Equity Fund	Traditional - Multiple Manager	Yes
American Beacon Large Cap Value Fund	Traditional - Multiple Manager	Yes
American Beacon NIS Core Plus Bond Fund	Traditional - Single Manager	n/a
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American Beacon Shapiro Equity Opportunities Fund	Traditional - Single Manager	n/a
American Beacon Shapiro SMID Cap Equity Fund	Traditional - Single Manager	n/a
American Beacon SiM High Yield Opportunities Fund	Traditional - Single Manager	n/a
American Beacon Small Cap Value Fund	Traditional - Multiple Manager	Yes
American Beacon FEAC Floating Rate Income Fund	Traditional - Single Manager	n/a
American Beacon SSI Alternative Income Fund	Traditional - Single Manager	n/a
American Beacon Stephens Mid-Cap Growth Fund	Traditional - Single Manager	n/a
American Beacon Stephens Small Cap Growth Fund	Traditional - Single Manager	n/a
American Beacon The London Company Income Equity Fund	Traditional - Single Manager	n/a
American Beacon EAM International Small Cap Fund	Traditional - Single Manager	n/a
American Beacon TwentyFour Sustainable Short Term Bond Fund	Traditional - Single Manager	n/a
American Beacon TwentyFour Strategic Income Fund	Traditional - Single Manager	n/a

To the extent and for such periods of time that a Fund invests all of its investable assets (i.e., securities and cash) in another registered investment company pursuant to a master-feeder arrangement, then the fee payable by such Fund pursuant to the foregoing schedule is reduced by 0.05%.

For Funds with respect to which the Manager has not delegated day-to-day management of some or all of a Fund’s portfolio assets to a Subadviser, as additional compensation for direct portfolio management of that portion of a Fund’s assets (which is in addition to the direct portfolio management services of a Fund’s short-term cash assets) rendered pursuant to such Agreement (other than the management and administrative services and the securities lending services set forth in the Current Management Agreement), the Funds pay to the Manager a fee, computed daily and paid monthly, at the following annual rates as a percentage of the portion of the Fund’s average daily net assets managed by the Manager:

Balanced Fund	0.15%
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Select Trust

As compensation for services rendered pursuant to the Current Management Agreement (other than securities lending services), the Funds pay to the Manager a fee, computed daily and paid monthly, at the following annual rates as a percentage of each applicable Fund’s average daily net assets:

1.	U.S. Government Money Market Select Fund	0.10%

To the extent and for such periods of time that a Fund invests all of its investable assets (i.e., securities and cash) in another registered investment company pursuant to a master-feeder arrangement, then the fee payable by such Fund pursuant to the foregoing schedule shall be reduced by 0.10%.

Institutional Trust

As compensation for services rendered pursuant to the Current Management Agreement (other than securities lending services) for Funds with respect to which the Manager has delegated day-to-day management of some or all of the Fund’s portfolio assets to one or more Sub-advisers, the Institutional Trust pays to the Manager a fee, computed daily and paid monthly, at the following annual rates as a percentage of each applicable Fund’s average daily net assets:

Diversified Fund      0.10%

To the extent and for such periods of time that a Fund listed above invests all of its investable assets (i.e., securities and cash) in another registered investment company pursuant to a master-feeder arrangement, then the fee payable by such Fund pursuant to the foregoing schedule shall be reduced by 0.10%.

Beacon, Select and Institutional Trusts

As compensation for services provided by the Manager in connection with securities lending activities of each Fund, a lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers as well as related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 10% of such loan fees.

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E.         Investment Advisory Fees and Other Material Payments

The following are the advisory fees and other fees paid to the Manager by each Fund for the periods set forth below:

Beacon Trust
Fund	Fiscal Year End	Total Management Fees Paid to Manager	Total Management Fees Paid to Manager, Net of Waivers	Service Plan Fees[1]	Sub-Transfer Agent Fees[1]
American Beacon Developing World Income Fund	1/31/2023	$1,438,882	$1,438,882	$155,902	$310,865
American Beacon NIS Core Plus Bond Fund		20,441	-	-	-
American Beacon ARK Transformational Innovation Fund	6/30/2023	$897,863	$604,074	$296,109	$165,765
American Beacon Shapiro Equity Opportunities Fund		693,728	538,934	10,584	133,718
American Beacon Shapiro SMID Cap Equity Fund		194,678	-	64,433	14,606
American Beacon SSI Alternative Income Fund		389,323	274,092	3,421	85,541
American Beacon TwentyFour Strategic Income Fund		430,393	114,888	55,208	93,790
American Beacon TwentyFour Sustainable Short Term Bond Fund		52,951	-	385	6,171
American Beacon FEAC Floating Rate Income Fund	8/31/2022	$2,267,948	$2,068,562	$221,274	$394,404
American Beacon SiM High Yield Opportunities Fund		4,813,414	3,319,169	229,324	890,797
American Beacon The London Company Income Equity Fund		6,325,839	6,325,714	360,331	1,067,100
American Beacon Balanced Fund	10/31/2022	$557,973	$557,973	$236,290	$41,225
American Beacon EAM International Small Cap Fund		951,334	949,551	391,337	138,236
American Beacon Garcia Hamilton Quality Bond Fund		1,418,724	541,910	3,571	86,097
American Beacon International Equity Fund		6,115,636	6,045,516	417,898	418,557
American Beacon Large Cap Value Fund		12,744,518	12,744,518	2,685,793	683,341
American Beacon Small Cap Value Fund		18,029,676	18,029,676	1,304,703	1,109,185
American Beacon AHL Managed Futures Strategy Fund	12/31/2022	$11,756,849	$11,480,259	$286,661	$2,402,937
American Beacon AHL TargetRisk Fund		2,537,208	2,479,989	67,506	553,645
American Beacon Bridgeway Large Cap Growth Fund		616,355	376,755	260,146	24,154
American Beacon Bridgeway Large Cap Value Fund		2,276,213	2,276,213	310,526	254,663
American Beacon Stephens Mid-Cap Growth Fund		1,995,904	1,929,343	98,678	102,242
American Beacon Stephens Small Cap Growth Fund		1,174,478	882,797	128,443	104,863

1 Service Plan Fees and Sub-Transfer Agent Fees paid to the Manager are then remitted to financial intermediaries.

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Select Trust
Fund	Fiscal Year End	Total Management Fees Paid to Manager	Total Management Fees Paid to Manager, Net of Waivers	Service Plan Fees[1]	Sub-Transfer Agent Fees[1]
American Beacon U.S. Government Money Market Select Fund	12/31/2022	$ 697,625	$ 581,156	$ -	$ -

1 Service Plan Fees and Sub-Transfer Agent Fees paid to the Manager are then remitted to financial intermediaries.

Institutional Trust
Fund	Fiscal Year End	Total Management Fees Paid to Manager	Total Management Fees Paid to Manager, Net of Waivers	Service Plan Fees[1]	Sub-Transfer Agent Fees[1]
American Beacon Diversified Fund	10/31/2022	$ 535,033	$ 535,033	$ -	$ -

1  Service Plan Fees and Sub-Transfer Agent Fees paid to the Manager are then remitted to financial intermediaries.

The following are the aggregate sales charges paid to, or retained by, the Distributor from the sale of shares and the CDSC paid to, or retained by, the Distributor on the redemption of shares, and the 12b-1 distribution fees paid to the Distributor for the last fiscal year of the applicable Funds for the periods set forth below.

E-7

Beacon Trust
Fund	Fiscal Year End	Total Sales Charges Paid to Distributor	Total Sales Charges Retained by Distributor	Contingent Deferred Sales Charges Paid to Distributor	Contingent Deferred Sales Charges Retained by Distributor	12b-1 Fees Paid to Distributor[1]
American Beacon Developing World Income Fund	1/31/2023	$13,963	$1,364	$272	$-	$88,506
American Beacon NIS Core Plus Bond Fund		-	-	-	-	1,143
American Beacon ARK Transformational Innovation Fund	6/30/2023	$81,823	$12,246	$1,615	$-	$165,635
American Beacon Shapiro Equity Opportunities Fund		-	-	-	-	1,048
American Beacon Shapiro SMID Cap Equity Fund		1,429	260	-	-	11,390
American Beacon SSI Alternative Income Fund		-	-	-	-	-
American Beacon TwentyFour Strategic Income Fund		33,158	3,534	11,474	-	66,288
American Beacon TwentyFour Sustainable Short Term Bond Fund		731	-	-	-	2,383
American Beacon FEAC Floating Rate Income Fund	8/31/2022	$22,512	$3,869	$4,426	$-	$297,203
American Beacon SiM High Yield Opportunities Fund		90,670	11,167	5,389	-	450,989
American Beacon The London Company Income Equity Fund		138,491	16,700	6,043	-	1,107,036
American Beacon Balanced Fund	10/31/2022	$28,664	$5,051	$862	$-	$233,223
American Beacon EAM International Small Cap Fund		-	-	-	-	-
American Beacon Garcia Hamilton Quality Bond Fund		-	-	-	-	-
American Beacon International Equity Fund		3,363	518	77	-	96,133
American Beacon Large Cap Value Fund		8,323	1,413	315	-	228,943
American Beacon Small Cap Value Fund		16,350	1,392	583	-	316,696
American Beacon AHL Managed Futures Strategy Fund	12/31/2022	$372,732	$32,508	$4,844	$-	$432,102
American Beacon AHL TargetRisk Fund		27,628	68	1,215	-	183,653
American Beacon Bridgeway Large Cap Growth Fund		810	202	14	-	15,856
American Beacon Bridgeway Large Cap Value Fund		10,559	1,287	218	-	296,554
American Beacon Stephens Mid-Cap Growth Fund		7,626	1,631	-	-	35,615
American Beacon Stephens Small Cap Growth Fund		1,010	147	-	-	63,105

1 12b-1 fees paid to the Distributor are then remitted to financial intermediaries.

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Select Trust
Fund	Fiscal Year End	Total Sales Charges Paid to Distributor	Total Sales Charges Retained by Distributor	Contingent Deferred Sales Charges Paid to Distributor	Contingent Deferred Sales Charges Retained by Distributor	12b-1 Fees Paid to Distributor[1]
American Beacon U.S. Government Money Market Select Fund	12/31/2022	$ -	$ -	$ -	$ -	$ -

1 12b-1 fees paid to the Distributor are then remitted to financial intermediaries.

Institutional Trust
Fund	Fiscal Year End	Total Sales Charges Paid to Distributor	Total Sales Charges Retained by Distributor	Contingent Deferred Sales Charges Paid to Distributor	Contingent Deferred Sales Charges Retained by Distributor	12b-1 Fees Paid to Distributor[1]
American Beacon Diversified Fund	10/31/2022	$ -	$ -	$ -	$ -	$ -

1 12b-1 fees paid to the Distributor are then remitted to financial intermediaries.

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APPENDIX F

CURRENT AFFILIATED INVESTMENT ADVISORY AGREEMENTS COMPENSATION AND PAYMENTS

A.         Compensation Payable Under the Agreements

Shapiro Funds

For the services rendered by Shapiro, the Beacon Trust pays to Shapiro the following fees for assets under Shapiro’s management.

American Beacon Shapiro SMID Cap Equity Fund:

0.40% per annum on the first $250 million

0.35% per annum on the next $250 million

0.30% per annum on the excess over $500 million

American Beacon Shapiro Equity Opportunities Fund:

0.35% per annum on the first $250 million

0.30% per annum on the next $250 million

0.25% per annum on the excess over $500 million

If the management of the accounts commences or terminates at any time other than the beginning or end of a calendar month, the fee shall be prorated based on the portion of such calendar month during which the Current Affiliated Investment Advisory Agreement was in force.

Such compensation is accrued daily and paid to Shapiro monthly in arrears, and the Beacon Trust shall calculate the fee by applying the annual percentage rates specified above to the average daily net assets of the specified Shapiro Funds during the relevant month. The Shapiro Funds are solely responsible for the payment of fees to Shapiro.

NIS Fund

For the services rendered by NIS, the Beacon Trust pays to NIS the following fee for all Fund assets under Adviser’s management.

First $1.5 billion	0.20 of 1%
Over $1.5 billion	0.18 of 1%

If the management of the accounts commences or terminates at any time other than the beginning or end of a calendar month, the fee shall be prorated based on the portion of such calendar month during which the Current Affiliated Investment Advisory Agreement was in force.

F-1

Such compensation is accrued daily and paid to NIS monthly in arrears, and the Beacon Trust calculates the fee by applying the annual percentage rates specified above to the average daily net assets of the NIS Fund during the relevant month. The Fund is solely responsible for the payment of fees to NIS.

SSI Fund

For the services rendered by SSI, the Beacon Trust pays to SSI the following fee for all Fund assets under Adviser’s management.

First $300 million	0.95%
Over $300 million	0.85%

If the management of the accounts commences or terminates at any time other than the beginning or end of a calendar month, the fee shall be prorated based on the portion of such calendar month during which the Current Affiliated Investment Advisory Agreement was in force.

Such compensation is accrued daily and paid to SSI monthly in arrears, and the Beacon Trust calculates the fee by applying the annual percentage rates specified above to the average daily net assets of the SSI Fund during the relevant month. The Fund is solely responsible for the payment of fees to SSI.

B.         Investment Sub-Advisory Fees and Other Material Payments

The following are the sub-advisory fees and other fees paid to each of the Affiliated Sub-Advisors by each applicable Fund for the periods set forth below:

Beacon Trust
	Fiscal Year End	Total Sub-Advisory Fees	Total Sub-Advisory Fees, Net of Waivers
American Beacon NIS Core Plus Bond Fund	1/31/2023	$ 11,681	$ 11,681
American Beacon Shapiro Equity Opportunities Fund	6/30/2023	$ 693,728	$ 693,728
American Beacon Shapiro SMID Cap Equity Fund		227,878	227,878
American Beacon SSI Alternative Income Fund		1,056,734	811,471

C.         Information Regarding Similar Fund Managed by SSI

SSI subadvises a portion of the Morningstar Alternatives Fund (“Alternatives Fund”), a multi-manager and multi-strategy fund.  The asset size of the Alternatives Fund was $270,368,293 as of June 30, 2023. SSI’s fee rate schedule for the SSI Fund is higher than that of the Alternatives Fund at all asset levels due to the additional services that SSI provides to the SSI Fund as compared to the Alternatives Fund.  However, SSI’s contractual commitment to waive 0.44% of its investment advisory fee for the SSI Fund through October 31, 2024 has effectively reduced SSI’s fee rate schedule for the SSI Fund such that it is lower than SSI’s fee rate schedule for the Alternatives Fund at all asset levels.

F-2

APPENDIX G

Board Considerations from May 16 and June 7, 2023

Renewal and Approval of Management Agreement and Investment Advisory Agreements

At meetings held on May 16, 2023 and June 6-7, 2023 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 7, 2023 meeting, approved the renewal of: (1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Beacon Trust”) and American Beacon Select Funds (“Select Trust”) on behalf of each of their series that had been operational for at least one year (collectively, the “ABA Funds”); (2) the Management Agreement between the Manager and the American Beacon Institutional Funds Trust (“Institutional Trust”) on behalf of the American Beacon Diversified Fund (the “Diversified Fund” and, together with the ABA Funds, the “Funds”); and (3) the investment advisory agreements among the Manager, each sub-advisor of a Fund (the “sub-advisors”) and the Beacon Trust or Institutional Trust, as applicable (the “Investment Advisory Agreements”) that would otherwise terminate on June 30, 2023. The Board considered that the investment advisory agreements that had been entered into by the Manager, the Beacon Trust and a sub-advisor during the prior year with respect to which the Board had previously considered information provided by the sub-advisor, which have an initial term of two years, would not be considered for renewal at this meeting. The Management Agreements and the Investment Advisory Agreements are referred to herein individually as an “Agreement” and collectively as the “Agreements.”

In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the sub-advisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each sub-advisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the sub-advisors. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to each Fund.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements.

G-1

The Manager and sub-advisors may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreements and the Investment Advisory Agreements

In determining whether to approve the renewal of the Agreements, the Board considered each Fund’s investment management and sub-advisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each sub-advisor for a Fund; (3) the profits, if any, earned by the Manager and those sub-advisors that are affiliated with the Manager or have certain other business relationships with the Manager’s affiliates, in rendering services to the Funds; (4) comparisons of services and fee rates with contracts entered into by the Manager or a sub-advisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a sub-advisor from its relationship with a Fund.

Nature, Extent and Quality of Services. With respect to the renewal of each Management Agreement, the Board considered, among other factors: each Fund’s long-term performance (to the extent applicable); the length of service of key investment personnel at the Manager; the cost structure of the Funds; the financial condition of the Manager, including its parent company; the Manager’s culture of compliance and support that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement sub-advisors; and the Manager’s representations regarding its efforts to retain key employees and maintain staffing levels.

With respect to the renewal of each Investment Advisory Agreement, the Board considered, among other factors: the representations made by each sub-advisor regarding the sub-advisor’s level of staffing; asset size; the financial stability of each sub-advisor; and its compliance program. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each sub-advisor were appropriate for each Fund.

G-2

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund or portion of a Fund, as applicable, relative to its Broadridge Performance Universe, Morningstar Category, and/or benchmark index(es), as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting each Fund’s Broadridge Performance Universe. The Board also considered that the Performance Universes selected by Broadridge may not provide appropriate comparisons for certain Funds due to those Funds’ unique or distinctive investment strategies. In addition, the Board considered the performance reports and discussions with management at meetings of the Board and its committees throughout the year. The Board also evaluated the comparative information provided by each sub-advisor regarding the performance of a Fund or portion of the Fund, as applicable, relative to the performance of other comparable investment accounts managed by the sub-advisor, if any, and any appropriate peer group for the Fund or the Fund’s benchmark index (as well as an alternate benchmark index, if the sub-advisor believes it is more appropriate in light of the strategy it pursued in managing its portion of the Fund). In addition, the Board considered the Manager’s recommendation to continue to retain each sub-advisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the costs of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all Funds and at an individual Fund level, with some Funds being profitable for the Manager and the Manager sustaining losses with respect to other Funds. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Funds relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that the difference is attributable to, among other factors, the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds. The Board also noted that, for certain Funds and share classes, the Manager is waiving fees and/or reimbursing expenses, and that certain sub-advisors are waiving a portion of their sub-advisory fees.

The Board further considered that, with respect to each Fund, the applicable Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for managing the American Beacon U.S. Government Money Market Select Fund (the “Select Fund”) and the portion of the American Beacon Balanced Fund with respect to which the Manager has not delegated day-to-day management to a sub-advisor, and for administering and overseeing the securities lending program on behalf of certain Funds. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

G-3

In analyzing the fee rates charged by each sub-advisor in connection with its investment advisory services to a Fund, the Board considered representations made by the sub-advisors that each Fund’s sub-advisory fee rate schedule generally was favorable compared to other comparable client accounts. The Board did not request profitability data from the sub-advisors, other than those sub-advisors that are affiliated with the Manager or have certain other business relationships with the Manager’s affiliates, because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the sub-advisors with respect to the negotiation of sub-advisory fee rates. In addition, the Board noted that sub-advisors may not account for their profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations. With respect to the sub-advisors that are affiliated with the Manager or have certain other business relationships with the Manager’s affiliates, the Board considered the extent to which the sub-advisor earned a profit or incurred a loss with respect to the services provided to a Fund.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager and the profitability levels of the relevant sub-advisors were reasonable in light of the services performed by those sub-advisors. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as each Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints for many of the sub-advisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, certain sub-advisors have agreed to take into account other clients of the Manager whose assets are allocated to the sub-advisors by the Manager for purposes of calculating the Funds’ sub-advisory fee rate breakpoints. Thus, the relevant Funds are able to receive lower effective fee rates.

In addition, the Board noted the Manager’s representation that the Management Agreements contain fee schedule breakpoints at higher asset levels with respect to each Fund, other than: (1) the portion of the Balanced Fund with respect to which the Manager has not delegated day-to-day management to a sub-advisor; and (2) the Select Fund, which the Manager manages directly. In this regard, the Board considered that no Fund’s current assets exceeded the threshold necessary to reach the first management fee breakpoint. Based on the foregoing information, the Board concluded that the Manager and sub-advisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the Manager’s and sub-advisors’ responses to inquiries regarding “fall-out” or ancillary benefits that accrue to the Manager and/or the sub-advisors as a result of the advisory relationships with the Funds. For example, the Board considered that the Manager may invest the Funds’ cash balances and cash collateral provided by the borrowers of the Funds’ securities in the Select Fund, which the Manager manages directly, and for which the Manager receives a fee. Similarly, the Board considered that certain sub-advisors benefit from soft dollar arrangements for proprietary and/or third-party research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the sub-advisors by virtue of their relationships with the Funds appear to be fair and reasonable.

G-4

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made for each Fund’s R5 Class shares relative to the Fund’s Broadridge Performance Universe and Morningstar Category. For Funds that do not offer R5 Class shares, performance comparisons were made to a Fund’s Y Class shares. With respect to the Broadridge Performance Universe, the 1st Quintile represents the top 20 percent of the universe based on performance, and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References to each Fund’s Broadridge Performance Universe are to the respective universe of mutual funds with comparable investment classifications and objectives as determined by Broadridge. For Funds with multiple sub-advisors, the performance of individual firms was calculated by the Manager based on information provided by the Funds’ custodian.

In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically three to five years or longer, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of sub-advisor skill.

The expense comparisons below were made for each Fund’s R5 Class shares relative to the Fund’s Broadridge Expense Universe and Broadridge Expense Group, and Y Class shares relative to the Fund’s Morningstar Fee Level universe, except for the Select Fund and the American Beacon Diversified Fund, for which expense comparisons were made to the one share class offered by the Fund. For Funds that do not offer R5 Class shares, Y Class shares were used for purposes of expense comparisons to the Broadridge Expense Universe and Broadridge Expense Group. The 1st Quintile represents the lowest 20 percent of the universe or group based on lowest total expense, and the 5th Quintile represents the highest 20 percent of the universe or group based on highest total expense. References to each Fund’s Expense Group and Expense Universe are to the respective group or universe of comparable mutual funds as determined by Broadridge. Broadridge Expense Groups consist of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge Expense Universe includes all funds with comparable investment classifications/objectives and similar operating structures to that of the share class under review for each Fund, including funds in the Broadridge Expense Group. The Broadridge expense comparisons are based on the most recent audited financial information publicly available for a Fund as of December 31, 2022. References to each Fund’s Morningstar Fee Level ranking are to the institutional share class of comparable mutual funds as determined by Morningstar.

For all Funds, other than the Select Fund and the American Beacon Diversified Fund, for which information was not available, the Board considered a Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense.

G-5

Additional Considerations and Conclusions with Respect to the American Beacon Balanced Fund

In considering the renewal of the Management Agreement for the American Beacon Balanced Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	1st Quintile
Compared to Broadridge Expense Universe	4th Quintile
Morningstar Fee Level Ranking	3rd Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2022)

Compared to Broadridge Performance Universe	2nd Quintile
Compared to Morningstar Category	2nd Quintile

The Board noted that American Beacon Advisors, Inc. (“AmBeacon”) receives an additional fee under the Management Agreement for directly making investment decisions with respect to a portion of the Fund’s assets. In considering the renewal of the Management Agreement with AmBeacon and the Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”), Hotchkis and Wiley Capital Management, LLC (“Hotchkis”) and AmBeacon, the Board considered that the diversification of investment strategies facilitated by the Fund’s multi-manager structure permits the Fund to mitigate the risks associated with a single sub-advisor. The Board also considered the following additional factors:

Sub-advisor Performance (compared to Broadridge Performance Universe for period indicated ended December 31, 2022)

Barrow	5 Years	1st Quintile
Hotchkis*	5 Years	1st Quintile
AmBeacon**	5 Years	2nd Quintile
*Hotchkis manages an equity sleeve of the Fund only. Accordingly, the return of Hotchkis’ portion of the Fund is compared to the Broadridge large cap value Performance Universe.
**AmBeacon directly makes investment decisions with respect to a fixed income portion of the Fund only. Accordingly, the return of AmBeacon’s portion of the Fund is compared to the Broadridge core bond Performance Universe.

The Board also considered the Manager’s recommendation to continue to retain each sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the sub-advisors under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the American Beacon Balanced Fund and its shareholders would benefit from the Manager’s and sub-advisors’ continued management of the Fund.

G-6

Additional Considerations and Conclusions with Respect to the American Beacon Diversified Fund

In considering the renewal of the Management Agreement for the American Beacon Diversified Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees Ranking

Compared to Broadridge Expense Group	1st Quintile
Compared to Broadridge Expense Universe	1st Quintile

Broadridge Performance Analysis (five-year period ended December 31, 2022)

Compared to Broadridge Performance Universe	2nd Quintile

In considering the renewal of the Investment Advisory Agreements with Aristotle Capital Management, LLC (“Aristotle”), Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”), Brandywine Global Investment Management, LLC (“Brandywine”), Hotchkis and Wiley Capital Management, LLC (“Hotchkis”), Lazard Asset Management LLC (“Lazard”) and WCM Asset Management (“WCM”) the Board considered that the diversification of investment strategies facilitated by the Fund’s multi-manager structure permits the Fund to mitigate the risks associated with a single sub-advisor. The Board also considered the following additional factors:

Sub-advisor Performance (compared to Broadridge Performance Universe for period indicated ended December 31, 2022)

Aristotle – U.S. Equity*	5 Years	1st Quintile
Barrow – U.S. Equity*	5 Years	1st Quintile
Hotchkis – U.S. Equity*	5 Years	1st Quintile
Barrow – Fixed Income**	5 Years	1st Quintile
Brandywine – Fixed Income**	5 Years	1st Quintile
Lazard – Non-U.S. Equity***	5 Years	3rd Quintile
WCM – Non-U.S. Equity***	1 Year	5th Quintile
* Aristotle, Barrow, & Hotchkis each manage a U.S. equity sleeve of the Fund. Accordingly, the return of these portions of the Fund is compared to the Broadridge large cap value Performance Universe.
** Barrow & Brandywine each manage a fixed income sleeve of the Fund. Accordingly, the return of these portions of the Fund is compared to the Broadridge core bond Performance Universe.
*** Lazard & WCM each manage a non-U.S. equity sleeve of the Fund. Accordingly, the return of these portions of the Fund is compared to the Broadridge international large-cap value Performance Universe.

The Board also considered: (1) that the Fund is a customized financial product that is offered to a single client; (2) that the Fund is not registered for public offering under the Securities Act of 1933; and (3) the Manager’s recommendation to continue to retain each sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the sub-advisors under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the American Beacon Diversified Fund and its shareholders would benefit from the Manager’s and sub-advisors’ continued management of the Fund.

G-7

Additional Considerations and Conclusions with Respect to the American Beacon Developing World Income Fund

In considering the renewal of the Management Agreement for the American Beacon Developing World Income Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	5th Quintile
Compared to Broadridge Expense Universe	5th Quintile
Morningstar Fee Level Ranking	5th Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2022)

Compared to Broadridge Performance Universe	1st Quintile
Compared to Morningstar Category	1st Quintile

In considering the renewal of the Investment Advisory Agreements with Global Evolution USA, LLC (“Global Evolution”) and abrdn Investments Limited (“Aberdeen”), the Board considered that the diversification of investment strategies facilitated by the Fund’s multi-manager structure permits the Fund to mitigate the risks associated with a single sub-advisor and provides additional capacity. The Board also considered the following additional factors:

Sub-advisor Performance (compared to Broadridge Performance Universe for period indicated ended December 31, 2022)

Global Evolution	5 Years	1st Quintile
Aberdeen	3 Years	2nd Quintile

The Board also considered: (1) that the Fund employs a limited-capacity strategy as the sub-advisors invest primarily in sovereign and quasi-sovereign issuers located in developing countries which will generally include countries that are commonly referred to as “frontier market” countries, which are among the least developed countries; (2) the Manager’s explanation that the Fund’s expense profile is attributable to the higher expenses associated with investments in developing market countries than those of emerging market countries; whereas the funds in the Fund’s Broadridge Expense Group, Expense Universe and Morningstar category invest in emerging market countries more generally; (3) the challenges associated with identifying a peer group for evaluating the Fund’s expenses and performance, as few (if any) of the funds in the Fund’s Broadridge Expense Group, Expense Universe or Performance Universe, or its Morningstar category, pursue a comparable investment strategy; and (4) the Manager’s recommendation to continue to retain each sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and sub-advisors under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the American Beacon Developing World Income Fund and its shareholders would benefit from the Manager’s and sub-advisors’ continued management of the Fund.

G-8

Additional Considerations and Conclusions with Respect to the American Beacon International Equity Fund

In considering the renewal of the Management Agreement for the American Beacon International Equity Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	1st Quintile
Compared to Broadridge Expense Universe	2nd Quintile
Morningstar Fee Level Ranking	2nd Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2022)

Compared to Broadridge Performance Universe	4th Quintile
Compared to Morningstar Category	4th Quintile

In considering the renewal of the Investment Advisory Agreements with Causeway Capital Management LLC (“Causeway”), Lazard Asset Management LLC (“Lazard”) and American Century Investment Management, Inc. (“ACI”), the Board considered that the diversification of investment strategies facilitated by the Fund’s multi-manager structure permits the Fund to mitigate the risks associated with a single sub-advisor. The Board also considered the following additional factors:

Sub-advisor Performance (compared to Broadridge Performance Universe for period indicated ended December 31, 2022)

Causeway	5 Years	2nd Quintile
Lazard	5 Years	2nd Quintile
ACI	1 Year	2nd Quintile

The Board also considered the Manager’s recommendation to continue to retain each sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the sub-advisors under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the American Beacon International Equity Fund and its shareholders would benefit from the Manager’s and sub-advisors’ continued management of the Fund.

G-9

Additional Considerations and Conclusions with Respect to the American Beacon Large Cap Value Fund

In considering the renewal of the Management Agreement for the American Beacon Large Cap Value Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	2nd Quintile
Compared to Broadridge Expense Universe	2nd Quintile
Morningstar Fee Level Ranking	3rd Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2022)

Compared to Broadridge Performance Universe	2nd Quintile
Compared to Morningstar Category	3rd Quintile

In considering the renewal of the Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”), Hotchkis and Wiley Capital Management, LLC (“Hotchkis”) and Massachusetts Financial Services Company (“MFS”), the Board considered that the diversification of investment strategies facilitated by the Fund’s multi-manager structure permits the Fund to mitigate the risks associated with a single sub-advisor. The Board also considered the following additional factors:

Sub-advisor Performance (compared to Broadridge Performance Universe for period indicated ended December 31, 2022)

Barrow	5 Years	1st Quintile
Hotchkis	5 Years	2nd Quintile
MFS	5 Years	1st Quintile

The Board also considered the Manager’s recommendation to continue to retain each sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the sub-advisors under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the American Beacon Large Cap Value Fund and its shareholders would benefit from the Manager’s and sub-advisors’ continued management of the Fund.

G-10

Additional Considerations and Conclusions with Respect to the American Beacon Small Cap Value Fund

In considering the renewal of the Management Agreement for the American Beacon Small Cap Value Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	1st Quintile
Compared to Broadridge Expense Universe	2nd Quintile
Morningstar Fee Level Ranking	2nd Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2022)

Compared to Broadridge Performance Universe	3rd Quintile
Compared to Morningstar Category	3rd Quintile

In considering the renewal of the Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”), Brandywine Global Investment Management, LLC (“Brandywine”), DePrince, Race & Zollo, Inc. (“DRZ”), Hotchkis and Wiley Capital Management, LLC (“Hotchkis”), and Newton Investment Management North America LLC (“Newton”), the Board considered that the diversification of investment strategies facilitated by the Fund’s multi-manager structure permits the Fund to mitigate the risks associated with a single sub-advisor. The Board also considered the following additional factors:

Sub-advisor Performance (compared to Broadridge Performance Universe for period indicated ended December 31, 2022)*

Barrow	5 Years	1st Quintile
Brandywine	5 Years	4th Quintile
Hotchkis	5 Years	1st Quintile
Newton	5 Years	1st Quintile

*The Board considered that, as DRZ began managing a portion of the Fund’s assets on March 10, 2022, information was not yet available with respect to DRZ’s performance for a 1-Year period.

The Board also considered: (1) the Manager’s representation that Brandywine’s process, which focuses primarily on selecting stocks with low price to earnings multiples, has been out of favor, adversely affecting longer-term performance; (2) the addition of DRZ in the first quarter of 2022, the termination of certain prior sub-advisors and the reallocation of the Fund’s assets accordingly; and (3) the Manager’s recommendation to continue to retain each sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the sub-advisors under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the American Beacon Small Cap Value Fund and its shareholders would benefit from the Manager’s and sub-advisors’ continued management of the Fund.

G-11

Additional Considerations and Conclusions with Respect to the American Beacon AHL Managed Futures Strategy Fund

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with AHL Partners, LLP (“AHL”) for the American Beacon AHL Managed Futures Strategy Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	4th Quintile
Compared to Broadridge Expense Universe	3rd Quintile
Morningstar Fee Level Ranking	4th Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2022)

Compared to Broadridge Performance Universe	1st Quintile
Compared to Morningstar Category	2nd Quintile

The Board also considered: (1) the sub-advisor’s representation that it does not manage other accounts with the same or materially similar investment strategies and service requirements as the sub-advisor manages for the Fund; and (2) the Manager’s recommendation to continue to retain the sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and sub-advisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the American Beacon AHL Managed Futures Strategy Fund and its shareholders would benefit from the Manager’s and sub-advisor’s continued management of the Fund.

G-12

Additional Considerations and Conclusions with Respect to the American Beacon AHL TargetRisk Fund

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with AHL Partners, LLP (“AHL”) for the American Beacon AHL TargetRisk Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	3rd Quintile
Compared to Broadridge Expense Universe	3rd Quintile
Morningstar Fee Level Ranking	2nd Quintile

Broadridge and Morningstar Performance Analysis (three-year period ended December 31, 2022)

Compared to Broadridge Performance Universe	4th Quintile
Compared to Morningstar Category	4th Quintile

The Board also considered: (1) that the challenges associated with identifying a peer group for evaluating the Fund’s expenses and performance, as few of the funds in the Fund’s Broadridge Expense Group, Expense Universe or Performance Universe, or its Morningstar category, pursue a comparable investment strategy; and (2) the Manager’s recommendation to continue to retain the sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the sub-advisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the American Beacon AHL TargetRisk Fund and its shareholders would benefit from the Manager’s and sub-advisor’s continued management of the Fund.

G-13

Additional Considerations and Conclusions with Respect to the American Beacon ARK Transformational Innovation Fund

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with ARK Investment Management, LLC (“ARK”) for the American Beacon ARK Transformational Innovation Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	5th Quintile
Compared to Broadridge Expense Universe	5th Quintile
Morningstar Fee Level Ranking	5th Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2022)

Compared to Broadridge Performance Universe	5th Quintile
Compared to Morningstar Category	5th Quintile

The Board also considered: (1) the challenges associated with identifying a peer group for evaluating the Fund’s expenses and performance, as few of the funds in the Fund’s Broadridge Expense Group, Expense Universe or Performance Universe, or its Morningstar category, pursue a comparable investment strategy; (2) that the Fund’s strategy has a higher volatility profile due to the Fund’s thematic focus on innovation-based companies and the small number of holdings in the Fund’s portfolio; (3) that AmBeacon or its affiliated entities have other material business relationships with the sub-advisor or its affiliated entities; (4) information provided by the sub-advisor indicating that it had earned a profit with respect to the services that it provides to the Fund; and (5) the Manager’s recommendation to continue to retain the sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the sub-advisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the American Beacon ARK Transformational Innovation Fund and its shareholders would benefit from the Manager’s and sub-advisor’s continued management of the Fund.

G-14

Additional Considerations and Conclusions with Respect to the American Beacon Bridgeway Large Cap Growth Fund

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with Bridgeway Capital Management, LLC (“Bridgeway”) for the American Beacon Bridgeway Large Cap Growth Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	3rd Quintile
Compared to Broadridge Expense Universe	4th Quintile
Morningstar Fee Level Ranking	4th Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2022)

Compared to Broadridge Performance Universe	3rd Quintile
Compared to Morningstar Category	3rd Quintile

The Board also considered: (1) the sub-advisor’s representation that it has no other comparable accounts in the same strategy as the sub-advisor manages the Fund; (2) the Fund’s improved relative performance in recent periods; and (3) the Manager’s recommendation to continue to retain the sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and sub-advisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the American Beacon Bridgeway Large Cap Growth Fund and its shareholders would benefit from the Manager’s and sub-advisor’s continued management of the Fund.

G-15

Additional Considerations and Conclusions with Respect to the American Beacon Bridgeway Large Cap Value Fund

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with Bridgeway Capital Management, LLC (“Bridgeway”) for the American Beacon Bridgeway Large Cap Value Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	4th Quintile
Compared to Broadridge Expense Universe	3rd Quintile
Morningstar Fee Level Ranking	4th Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2022)

Compared to Broadridge Performance Universe	5th Quintile
Compared to Morningstar Category	5th Quintile

The Board also considered: (1) that certain aspects of the sub-advisor’s investment strategy have been out of favor over recent calendar years, including, but not limited to, the orientation of the various models within the sub-advisor’s quantitative strategy, which adversely impacted short-term and long-term performance; and (2) the Manager’s recommendation to continue to retain the sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and sub-advisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the American Beacon Bridgeway Large Cap Value Fund and its shareholders would benefit from the Manager’s and sub-advisor’s continued management of the Fund.

G-16

Additional Considerations and Conclusions with Respect to the American Beacon Garcia Hamilton Quality Bond Fund

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with Garcia Hamilton & Associates, LP (“Garcia Hamilton”) for the American Beacon Garcia Hamilton Quality Bond Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	3rd Quintile
Compared to Broadridge Expense Universe	4th Quintile
Morningstar Fee Level Ranking	4th Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2022)

Compared to Broadridge Performance Universe	5th Quintile
Compared to Morningstar Category	4th Quintile

The Board also considered: (1) representations by the Manager and Garcia Hamilton that the periods of underperformance were due primarily to the sub-advisor’s duration-management strategy; (2) the recent improvement in relative performance in the rising interest rate environment, resulting in a 1st Quintile ranking in the Broadridge Performance Universe for the one-year period ended December 31, 2022; and (3) the Manager’s recommendation to continue to retain the sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and sub-advisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the American Beacon Garcia Hamilton Quality Bond Fund and its shareholders would benefit from the Manager’s and sub-advisor’s continued management of the Fund.

G-17

Additional Considerations and Conclusions with Respect to the American Beacon NIS Core Plus Bond Fund

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with National Investment Services of America, LLC (“NIS”) for the American Beacon NIS Core Plus Bond Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	4th Quintile
Compared to Broadridge Expense Universe	4th Quintile
Morningstar Fee Level Ranking	4th Quintile

Broadridge and Morningstar Performance Analysis (one-year period ended December 31, 2022)

Compared to Broadridge Performance Universe	2nd Quintile
Compared to Morningstar Category	2nd Quintile

The Board also considered: (1) that the sub-advisor is an affiliate of the Manager; (2) information provided by the sub-advisor indicating that it had incurred a loss with respect to the services that it provides to the Fund; and (3) the Manager’s recommendation to continue to retain the sub-advisor based upon, among other factors, the relatively brief period that this Fund has been in operation.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and sub-advisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the American Beacon NIS Core Plus Bond Fund and its shareholders would benefit from the Manager’s and sub-advisor’s continued management of the Fund.

G-18

Additional Considerations and Conclusions with Respect to the American Beacon Shapiro Equity Opportunities Fund

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with Shapiro Capital Management LLC (“Shapiro”) for the American Beacon Shapiro Equity Opportunities Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	2nd Quintile
Compared to Broadridge Expense Universe	4th Quintile
Morningstar Fee Level Ranking	5th Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2022)

Compared to Broadridge Performance Universe	2nd Quintile
Compared to Morningstar Category	3rd Quintile

The Board also considered: (1) that the sub-advisor is an affiliate of the Manager; (2) information provided by the sub-advisor indicating that it had earned a profit with respect to the services that it provides to the Fund; and (3) the Manager’s recommendation to continue to retain the sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the sub-advisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the American Beacon Shapiro Equity Opportunities Fund and its shareholders would benefit from the Manager’s and sub-advisor’s continued management of the Fund.

G-19

Additional Considerations and Conclusions with Respect to the American Beacon Shapiro SMID Cap Equity Fund

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with Shapiro Capital Management LLC (“Shapiro”) for the American Beacon Shapiro SMID Cap Equity Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	1st Quintile
Compared to Broadridge Expense Universe	3rd Quintile
Morningstar Fee Level Ranking	3rd Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2022)

Compared to Broadridge Performance Universe	1st Quintile
Compared to Morningstar Category	1st Quintile

The Board also considered: (1) that the sub-advisor is an affiliate of the Manager; (2) the Fund acquired the assets of another American Beacon Fund on October 28, 2022; (3) information provided by the sub-advisor indicating that it had earned a profit with respect to the services that it provides to the Fund; and (4) the Manager’s recommendation to continue to retain the sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the sub-advisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the American Beacon Shapiro SMID Cap Equity Fund and its shareholders would benefit from the Manager’s and sub-advisor’s continued management of the Fund.

G-20

Additional Considerations and Conclusions with Respect to the American Beacon SiM High Yield Opportunities Fund

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with Strategic Income Management, LLC (“SiM”) for the American Beacon SiM High Yield Opportunities Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	3rd Quintile
Compared to Broadridge Expense Universe	3rd Quintile
Morningstar Fee Level Ranking	4th Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2022)

Compared to Broadridge Performance Universe	1st Quintile
Compared to Morningstar Category	1st Quintile

The Board also considered: (1) that the sub-advisor invests in below investment grade debt securities of smaller-capitalization issuers, and the Fund employs a limited-capacity strategy; and (2) the Manager’s recommendation to continue to retain the sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and sub-advisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the American Beacon SiM High Yield Opportunities Fund and its shareholders would benefit from the Manager’s and sub-advisor’s continued management of the Fund.

G-21

Additional Considerations and Conclusions with Respect to the American Beacon FEAC Floating Rate Income Fund

In considering the renewal of the Management Agreement for the American Beacon FEAC Floating Rate Income Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	5th Quintile
Compared to Broadridge Expense Universe	5th Quintile
Morningstar Fee Level Ranking	5th Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2022)*

Compared to Broadridge Performance Universe	5th Quintile
Compared to Morningstar Category	5th Quintile
* First Eagle Alternative Credit, LLC began managing the Fund effective December 31, 2022. Performance through December 30, 2022 reflects the Fund’s performance under the management of its prior sub-advisor.

The Board also considered that, at the Manager’s recommendation, the Board had approved the termination of the Fund’s prior sub-advisor and the retention of First Eagle Alternative Credit, LLC (“FEAC”), as the Fund’s sub-advisor effective December 31, 2022. In this connection, the Board considered that FEAC’s fee rate schedule was lower than that of the prior sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable; and (2) determined that the American Beacon FEAC Floating Rate Income Fund and its shareholders would benefit from the Manager’s continued management of the Fund.

G-22

Additional Considerations and Conclusions with Respect to the American Beacon SSI Alternative Income Fund

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with SSI Investment Management LLC (“SSI”) for the American Beacon SSI Alternative Income Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	5th Quintile
Compared to Broadridge Expense Universe	5th Quintile
Morningstar Fee Level Ranking	1st Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2022)

Compared to Broadridge Performance Universe	1st Quintile
Compared to Morningstar Category	3rd Quintile

The Board also considered: (1) that the sub-advisor is an affiliate of the Manager; (2) that the Fund employs a limited-capacity strategy as the sub-advisor invests primarily in convertible bonds; (3) the challenges associated with identifying a peer group for evaluating the Fund’s expenses and performance, as few (if any) of the funds in the Fund’s Broadridge Expense Group, Expense Universe or Performance Universe, or its Morningstar category, pursue a comparable investment strategy; (4) information provided by the sub-advisor indicating that it had earned a profit with respect to the services it provides to the Fund; (5) that the sub-advisor has contractually agreed to waive a portion of its sub-advisory fees through October 31, 2024; (6) that the American Beacon SSI Alternative Income Fund acquired all of the assets of the Palmer Square SSI Alternative Income Fund (“Acquired Fund”), on May 17, 2019, and that the Fund’s performance prior to that date is that of the Acquired Fund; and (7) the Manager’s recommendation to continue to retain the sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and sub-advisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the American Beacon SSI Alternative Income Fund and its shareholders would benefit from the Manager’s and sub-advisor’s continued management of the Fund.

G-23

Additional Considerations and Conclusions with Respect to the American Beacon Stephens Mid-Cap Growth Fund

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with Stephens Investment Management Group, LLC (“Stephens”) for the American Beacon Stephens Mid-Cap Growth Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	4th Quintile
Compared to Broadridge Expense Universe	4th Quintile
Morningstar Fee Level Ranking	4th Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2022)

Compared to Broadridge Performance Universe	1st Quintile
Compared to Morningstar Category	2nd Quintile

The Board also considered the Manager’s recommendation to continue to retain the sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and sub-advisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the American Beacon Stephens Mid-Cap Growth Fund and its shareholders would benefit from the Manager’s and sub-advisor’s continued management of the Fund.

G-24

Additional Considerations and Conclusions with Respect to the American Beacon Stephens Small Cap Growth Fund

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with Stephens Investment Management Group, LLC (“Stephens”) for the American Beacon Stephens Small Cap Growth Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	4th Quintile
Compared to Broadridge Expense Universe	4th Quintile
Morningstar Fee Level Ranking	4th Quintile

Broadridge Fund Performance Analysis (five-year period ended December 31, 2022)

Compared to Broadridge Performance Universe	2nd Quintile
Compared to Morningstar Category	2nd Quintile

The Board also considered: (1) that the Fund employs a limited-capacity strategy as the sub-advisor focuses on profitable, high quality small-capitalization growth companies; and (2) the Manager’s recommendation to continue to retain the sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the sub-advisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the American Beacon Stephens Small Cap Growth Fund and its shareholders would benefit from the Manager’s and sub-advisor’s continued management of the Fund.

G-25

Additional Considerations and Conclusions with Respect to the American Beacon The London Company Income Equity Fund

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with The London Company of Virginia, LLC (“The London Company”) for the American Beacon The London Company Income Equity Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	3rd Quintile
Compared to Broadridge Expense Universe	4th Quintile
Morningstar Fee Level Ranking	4th Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2022)

Compared to Broadridge Performance Universe	2nd Quintile
Compared to Morningstar Category	2nd Quintile

The Board also considered the Manager’s recommendation to continue to retain the sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and sub-advisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the American Beacon The London Company Income Equity Fund and its shareholders would benefit from the Manager’s and sub-advisor’s continued management of the Fund.

G-26

Additional Considerations and Conclusions with Respect to the American Beacon EAM International Small Cap Value Fund

In considering the renewal of the Management Agreement for the American Beacon EAM International Small Cap Value Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	4th Quintile
Compared to Broadridge Expense Universe	4th Quintile
Morningstar Fee Level Ranking	5th Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2022)*

Compared to Broadridge Performance Universe	5th Quintile
Compared to Morningstar Category	5th Quintile
* EAM Global Investors LLC began managing the Fund effective January 21, 2023. The performance reflected through December 31, 2022 reflects the Fund’s performance under the management of its prior sub-advisor.

The Board also considered that, at the Manager’s recommendation, the Board had approved the termination of the Fund’s prior sub-advisor and the retention of EAM Global Investors LLC as the Fund’s sub-advisor effective January 21, 2023.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable; and (2) determined that the American Beacon EAM International Small Cap Fund and its shareholders would benefit from the Manager’s continued management of the Fund.

G-27

Additional Considerations and Conclusions with Respect to the American Beacon TwentyFour Strategic Income Fund

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with TwentyFour Asset Management (US) LP (“TwentyFour”) for the American Beacon TwentyFour Strategic Income Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	4th Quintile
Compared to Broadridge Expense Universe	5th Quintile
Morningstar Fee Level Ranking	4th Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2022)

Compared to Broadridge Performance Universe	1st Quintile
Compared to Morningstar Category	2nd Quintile

The Board also considered: (1) the Manager’s representations regarding the higher expenses associated with the complexity of the sub-advisor’s investment strategy as compared to funds in the Fund’s Broadridge Expense Group and Expense Universe and its Morningstar category; and (2) the Manager’s recommendation to continue to retain the sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the sub-advisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the American Beacon TwentyFour Strategic Income Fund and its shareholders would benefit from the Manager’s and sub-advisor’s continued management of the Fund.

G-28

Additional Considerations and Conclusions with Respect to the American Beacon TwentyFour Sustainable Short Term Bond Fund

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with TwentyFour Asset Management (US) LP (“TwentyFour”) for the American Beacon TwentyFour Sustainable Short Term Bond Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	5th Quintile
Compared to Broadridge Expense Universe	5th Quintile
Morningstar Fee Level Ranking	5th Quintile

Broadridge and Morningstar Performance Analysis (one-year period ended December 31, 2022)

Compared to Broadridge Performance Universe	2nd Quintile
Compared to Morningstar Category	2nd Quintile

The Board also considered: (1) the Manager’s representations regarding the higher expenses associated with the complexity of the sub-advisor’s investment strategy as compared to funds in the Fund’s Broadridge Expense Group and Expense Universe and its Morningstar category; and (2) the Manager’s recommendation to continue to retain the sub-advisor based upon, among other factors, the relatively brief period that this Fund has been in operation.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the sub-advisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the American Beacon TwentyFour Sustainable Short Term Bond Fund and its shareholders would benefit from the Manager’s and sub-advisor’s continued management of the Fund.

G-29

Additional Considerations and Conclusions with Respect to the American Beacon U.S. Government Money Market Select Fund

In considering the renewal of the Management Agreement for the American Beacon U.S. Government Money Market Select Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees

Compared to Broadridge Expense Group	1st Quintile
Compared to Broadridge Expense Universe	1st Quintile

Broadridge Performance Analysis (five-year period ended December 31, 2022)

Compared to Broadridge Performance Universe	1st Quintile

The Board also considered that the Manager voluntarily waived its fees or reimbursed expenses of the Fund, through March 16, 2022, to the extent necessary to achieve a positive yield.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable; and (2) determined that the American Beacon U.S. Government Money Market Select Fund and its shareholders would benefit from the Manager’s continued management of the Fund.

G-30

American Beacon® FUNDS
PO Box 43131
Providence, RI 02940-3131

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FUNDS
AHL Managed Futures Strategy Fund
ARK Transformational Innovation Fund
Bridgeway Large Cap Value Fund
FEAC Floating Rate Income Fund
Large Cap Value Fund
Shapiro SMID Cap Equity Fund
SSI Alternative Income Fund
The London Company Income Equity Fund
U.S. Government Money Market Select Fund

FUNDS
AHL TargetRisk Fund
Balanced Fund
Developing World Income Fund
Garcia Hamilton Quality Bond Fund
NIS Core Plus Bond Fund
SiM High Yield Opportunities Fund
Stephens Mid-Cap Growth Fund
TwentyFour Strategic Income Fund

FUNDS
Diversified Fund
Bridgeway Large Cap Growth Fund
EAM International Small Cap Fund
International Equity Fund
Shapiro Equity Opportunities Fund
Small Cap Value Fund
Stephens Small Cap Growth Fund
TwentyFour Sustainable Short Term Bond Fund

American Beacon® FUNDS

AMERICAN BEACON FUNDS
AMERICAN BEACON SELECT FUNDS
AMERICAN BEACON INSTITUTIONAL FUNDS TRUST
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 27, 2023

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF THE TRUSTS. The undersigned Shareholders of American Beacon Funds ("Beacon Trust"), American Beacon Select Funds ("Select Trust") and/or American Beacon Institutional Funds Trust ("Institutional Trust," and together with Beacon Trust and Select Trust, the "Trusts"), hereby appoint(s) Rosemary K. Behan and Terri McKinney, and each of them separately (with full power of substitution to each), the proxies of the undersigned, to attend the Special Joint Meeting of Shareholders of the Trusts, to be held on Friday, October 27, 2023 at 2:00 p.m., Central Time, at the offices of the Trusts, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, and at any postponements or adjournments thereof ("Special Joint Meeting"), to vote all of the shares of the Trusts that the undersigned would be entitled to vote if personally present at the Special Joint Meeting and on any other matters properly brought before the Special Joint Meeting, all as set forth in the Notice of Special Joint Meeting of Shareholders.

Should you have any questions about these proxy materials or wish to vote your shares, please call toll-free at 1-866-434-5625. Representatives are available Monday thru Friday from 9:00 a.m. to 11:00 p.m. and Saturday 12:00 p.m. to 6:00 p.m. Eastern Time.

This proxy card, when properly executed, will be voted as instructed. If no specification is made, the proxy card will be voted "FOR" the Proposals. The proxies are authorized, in their discretion, to vote upon such other matters as may properly come before the Special Joint Meeting. Receipt of the Notice of Special Joint Meeting of Shareholders and the related Joint Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

ABF_33434_080423
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

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THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTS' BOARDS OF TRUSTEES WITH RESPECT TO YOUR FUND(S). You may receive more than one ballot if you have multiple investments in the Trusts. Please remember to vote all of your ballots!

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposals

THE BOARDS OF TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS:

1. To approve new management agreements for the Trusts.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 AHL Managed Futures Strategy Fund	☐	☐	☐	02 AHL TargetRisk Fund	☐	☐	☐
03 Diversified Fund	☐	☐	☐	04 ARK Transformational Innovation Fund	☐	☐	☐
05 Balanced Fund	☐	☐	☐	06 Bridgeway Large Cap Growth Fund	☐	☐	☐
07 Bridgeway Large Cap Value Fund	☐	☐	☐	08 Developing World Income Fund	☐	☐	☐
09 EAM International Small Cap Fund	☐	☐	☐	10 FEAC Floating Rate Income Fund	☐	☐	☐
11 Garcia Hamilton Quality Bond Fund	☐	☐	☐	12 International Equity Fund	☐	☐	☐
13 Large Cap Value Fund	☐	☐	☐	14 NIS Core Plus Bond Fund	☐	☐	☐
15 Shapiro Equity Opportunities Fund	☐	☐	☐	16 Shapiro SMID Cap Equity Fund	☐	☐	☐
17 SiM High Yield Opportunities Fund	☐	☐	☐	18 Small Cap Value Fund	☐	☐	☐
19 SSI Alternative Income Fund	☐	☐	☐	20 Stephens Mid-Cap Growth Fund	☐	☐	☐
21 Stephens Small Cap Growth Fund	☐	☐	☐	22 The London Company Income Equity Fund	☐	☐	☐
23 TwentyFour Strategic Income Fund	☐	☐	☐	24 TwentyFour Sustainable Short Term Bond Fund	☐	☐	☐
25 U.S. Government Money Market Select Fund	☐	☐	☐				

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 NIS Core Plus Bond Fund	☐	☐	☐	02 Shapiro Equity Opportunities Fund	☐	☐	☐
03 Shapiro SMID Cap Equity Fund	☐	☐	☐	04 SSI Alternative Income Fund	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the Special Joint Meeting of Shareholders to Be Held on October 27, 2023.
The Notice of Special Joint Meeting and the Proxy Statement for this Meeting are available at:
https://www.proxy-direct.com/abf-33434

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder is requested to sign, but only one signature is required absent a written notice to the contrary. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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